As filed with the Securities and Exchange Commission on April 30, 1998

                                             Registration No. 33-75610
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                                    FORM S-6
                       Post-Effective Amendment No. 5 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933
                             ----------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V
                             (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)
                              --------------------

                            RONALD J. BOCAGE, ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                              --------------------

                                    Copy to:
                              GARY O. COHEN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036
                              --------------------

It is proposed that this filing become effective (check appropriate box)

   / /immediately upon filing pursuant to paragraph (b) of Rule 485
   --

   /X/on May 1, 1998 pursuant to paragraph (b) of Rule 485
   --
   / /60 days after filing pursuant to paragraph (a)(1) of Rule 485
   --
   / /on (date) pursuant to paragraph (a)(1) of Rule 485
   --

If appropriate check the following box

   / /this post-effective amendment designates a new effective date for a
   --
previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1997 pursuant to Rule 24f-2 on February 26, 1998.

                             CROSS-REFERENCE TABLE

Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------

1, 2                             Cover, The Account and The Series
                                 Fund or Funds, JHVLICO and John
                                 Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and The Series Fund or
                                 Funds, State Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Policy Provisions and Benefits

10(f)                            Voting Privileges

10(g),(h)                        Changes that JHVLICO Can Make

10(i)                            Appendix--Other Policy Provisions,
                                 The Account and The Series Fund
                                 or Funds

11, 12                           Summary, The Account and The Series
                                 Fund or Funds, Distribution of
                                 Policies

13                               Charges and expenses, Appendix--
                                 Illustration of Death Benefits,
                                 Account Values, Surrender Values and
                                 Accumulated Premiums

14, 15                           Summary, Distribution of
                                 Policies, Premiums

16                               The Account and The Series Fund or
                                 Funds

17                               Summary, Policy Provisions and
                                 Benefits

18                               The Account and The Series Fund or
                                 Funds, Tax Considerations

19                               Reports

20                               Changes that JHVLICO Can Make

21                               Policy Provisions and Benefits

22                               Policy Provisions and Benefits

23                               Distribution of Policies

24                               Not Applicable

25                               JHVLICO and John Hancock

26                               Not Applicable

27,28,29,30                      JHVLICO and John Hancock, Board
                                 of Directors and Executive
                                 Officers of JHVLICO

31,32,33,34                      Not Applicable

35                               JHVLICO and John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 JHVLICO and John Hancock,
                                 Charges and Expenses

42, 43                           Not Applicable

44                               The Account and The Series Fund or
                                 Funds, Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

45                               Not Applicable

46                               The Account and The Series Fund or
                                 Funds, Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

47                               Not Applicable

48,49,50                         Not Applicable

51                               Policy Provisions and Benefits,
                                 Appendix--Other Policy
                                 Provisions

52                               The Account and The Series Fund or
                                 Funds, Changes that JHVLICO Can Make

53,54,55                         Not Applicable

56,57,58,59                      Not Applicable


FCC0131.DOC

[LOGO OF JOHN HANCOCK APPEARS HERE]


                               John Hancock Variable Life Insurance Company
                                                                  (JHVLICO)

  SCHEDULED PREMIUM VARIABLE LIFE INSURANCE POLICY JOHN HANCOCK VARIABLE LIFE
                                   ACCOUNT V

                               John Hancock Place
                          Boston, Massachusetts 02117

                         JOHN HANCOCK SERVICING OFFICE:
                                  P.O. Box 111
                          Boston, Massachusetts 02117

                   TELEPHONE 1-800-REAL LIFE (1-800-732-5543)
                                FAX 617-572-5410


                             PROSPECTUS MAY 1, 1998

  The scheduled premium variable life policy ("Policy") described in this Prospectus can be funded, at the discretion of the Owner, by up to ten of the variable subaccounts of John Hancock Variable Life Account V ("Account"), by a fixed subaccount (the "Fixed Account"), or by a combination of the Fixed Account and up to nine of the variable subaccounts (collectively, "the Subaccounts"). The assets of each variable Subaccount will be invested in a corresponding Portfolio of John Hancock Variable Series Trust I, (the "Fund") a "series" type mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock"). The assets of the Fixed Account will be invested in the general account of John Hancock Variable Life Insurance Company ("JHVLICO").

  The prospectuses for the Funds, which are attached to this Prospectus, describe the investment objectives, policies and risks of investing in the Portfolios of Variable Series Trust I: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index (formerly, International Equities), International Opportunities, Emerging Markets Equity, Short-Term Bond (formerly, Short-Term U.S. Government), Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market. (The Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, and High Yield Bond Portfolios are not currently available to Owners but are expected to be made available later in 1998.) Other variable Subaccounts and Portfolios may be added in the future.

  Replacing existing insurance with a Policy described in this Prospectus may not be to your advantage.

  THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT
          VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS



                                                                          Page
SUMMARY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
JHVLICO AND JOHN HANCOCK . . . . . . . . . . . . . . . . . . . . . . .      7
THE ACCOUNT AND THE SERIES FUND  . . . . . . . . . . . . . . . . . . .      7
THE FIXED ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . .     10
POLICY PROVISIONS AND BENEFITS . . . . . . . . . . . . . . . . . . . .     11
  Requirements for Issuance of Policy  . . . . . . . . . . . . . . . .     11
  Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
  Account Value and Surrender Value  . . . . . . . . . . . . . . . . .     15
  Death Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . .     16
  Death Benefit Options  . . . . . . . . . . . . . . . . . . . . . . .     16
  Definition of Life Insurance . . . . . . . . . . . . . . . . . . . .     17
  Excess Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17
  Partial Withdrawal of Excess Value . . . . . . . . . . . . . . . . .     18
  Transfers Among Subaccounts  . . . . . . . . . . . . . . . . . . . .     18
  Loan Provisions and Indebtedness . . . . . . . . . . . . . . . . . .     20
  Default and Options on Lapse . . . . . . . . . . . . . . . . . . . .     21
  Exchange Privilege . . . . . . . . . . . . . . . . . . . . . . . . .     22
CHARGES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . .     22
  Charges Deducted from Premiums . . . . . . . . . . . . . . . . . . .     22
  Sales Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . .     22
  Administrative Surrender Charge  . . . . . . . . . . . . . . . . . .     24
  Reduced Charges for Eligible Groups  . . . . . . . . . . . . . . . .     24
  Charges Deducted from Account Value  . . . . . . . . . . . . . . . .     24
DISTRIBUTION OF POLICIES . . . . . . . . . . . . . . . . . . . . . . .     27
TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .     28
  Policy Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . .     28
  Charge for JHVLICO's Taxes . . . . . . . . . . . . . . . . . . . . .     29
  Corporate and H.R. 10 Plans  . . . . . . . . . . . . . . . . . . . .     29
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO . . . . . . . . .     30
REPORTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
VOTING PRIVILEGES  . . . . . . . . . . . . . . . . . . . . . . . . . .     31
CHANGES THAT JHVLICO CAN MAKE  . . . . . . . . . . . . . . . . . . . .     31
STATE REGULATION . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
LEGAL MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
REGISTRATION STATEMENT . . . . . . . . . . . . . . . . . . . . . . . .     32
EXPERTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .     32
APPENDIX--OTHER POLICY PROVISIONS  . . . . . . . . . . . . . . . . . .     63
APPENDIX--IMPACT OF YEAR 2000. . . . . . . . . . . . . . . . . . . . .
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER
 VALUES AND ACCUMULATED PREMIUMS . . . . . . . . . . . . . . . . . . .     66




THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                       INDEX OF DEFINED WORDS AND PHRASES

   Below are listed certain words and phrases used in this Prospectus, together with identification of the page on which each is defined or explained:


                                                                  Page
      Account Value . . . . . . . . . . . . . . . . . . . . .        15
      Administrative Surrender Charge . . . . . . . . . . . .        24
      Attained Age  . . . . . . . . . . . . . . . . . . . . .        16
      Base Policy Premium . . . . . . . . . . . . . . . . . .        12
       Basic Account Value  . . . . . . . . . . . . . . . . .        17
      Contingent Deferred Sales Charge  . . . . . . . . . . .        23
      Corridor Factor . . . . . . . . . . . . . . . . . . . .        16
      Current Death Benefit . . . . . . . . . . . . . . . . .        15
      Death Benefit Factor  . . . . . . . . . . . . . . . . .        16
      Excess Value  . . . . . . . . . . . . . . . . . . . . .        17
      Experience Component  . . . . . . . . . . . . . . . . .        17
      Fixed Account . . . . . . . . . . . . . . . . . . . . .        10
      Grace Period  . . . . . . . . . . . . . . . . . . . . .        20
      Guaranteed Death Benefit  . . . . . . . . . . . . . . .        15
      Guaranteed Maximum Recalculation Premium  . . . . . . .        12
      Indebtedness  . . . . . . . . . . . . . . . . . . . . .        20
      Investment Rule . . . . . . . . . . . . . . . . . . . .        13
      Loan Assets . . . . . . . . . . . . . . . . . . . . . .        20
      Minimum First Premium . . . . . . . . . . . . . . . . .        11
      Modal . . . . . . . . . . . . . . . . . . . . . . . . .        11
      Premium Component . . . . . . . . . . . . . . . . . . .        17
      Premium Recalculation . . . . . . . . . . . . . . . . .        12
      Required Premium  . . . . . . . . . . . . . . . . . . .        12
      Servicing Office  . . . . . . . . . . . . . . . . . . .         6
      Subaccount  . . . . . . . . . . . . . . . . . . . . . .     Cover
      Sum Insured . . . . . . . . . . . . . . . . . . . . . .        15
      Surrender Value . . . . . . . . . . . . . . . . . . . .        15
      Valuation Date  . . . . . . . . . . . . . . . . . . . .         9
      Variable Subaccounts  . . . . . . . . . . . . . . . . .         2

                                    SUMMARY

WHAT IS THE VARIABLE LIFE POLICY BEING OFFERED?

  JHVLICO issues variable life insurance policies. The Policies described in this Prospectus are scheduled annual premium policies that provide for additional premium flexibility. JHVLICO also issues in some states an earlier version of these policies. These other policies are offered by means of other prospectuses.

  The Policies differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are the same as fixed-benefit life insurance in providing lifetime protection against economic loss resulting from the death of the person insured. The Policies are primarily insurance and not investments.

  The Policies work generally as follows: Premium payments are periodically made to JHVLICO in amounts sufficient to meet the premium schedule selected. JHVLICO takes from each premium an amount for taxes, and, from certain premiums, a sales charge. JHVLICO then places the rest of the premium into as many as ten Subaccounts as directed by the owner of the policy (the "Owner"). The assets allocated to each variable Subaccount are invested in shares of the corresponding Portfolio of the Fund. The currently available Portfolios are identified on the cover of this Prospectus. The assets allocated to the Fixed Account are invested in the general account of JHVLICO. During the year, JHVLICO takes charges from each Subaccount and credits or charges each Subaccount with its respective investment performance. The insurance charge, which is deducted from the invested assets attributable to each Policy ("Account Value"), varies monthly with the then attained age of the insured and with the amount of insurance provided at the start of each month.

  The death benefit may be either level or variable as elected by the Owner. The level death benefit provides a death benefit that generally remains fixed in amount and an Account Value that varies daily. Two versions of the level death benefit are available. The variable death benefit provides for a death benefit and Account Value that may vary daily. JHVLICO guarantees that the death benefit will never be less than the Sum Insured at issue, absent a partial surrender ("Guaranteed Death Benefit").

  At issuance of the Policy, the Current Death Benefit is generally well below the Guaranteed Death Benefit. Whether or not it exceeds the Guaranteed Death Benefit depends upon the timing and amount of the premium payments, the investment experience, the activity under the Policy with respect to Policy loans, additional benefits and the like, the charges made against the Policy, and the attained age of the insured. Once the Current Death Benefit exceeds the Guaranteed Death Benefit, the Owner bears the investment risk for any amount above the Guaranteed Death Benefit, and JHVLICO bears the investment risk for the Guaranteed Death Benefit.

  The initial Account Value is the sum of the amounts of the premium that JHVLICO credits to the Policy, after deduction of the initial charges. The Account Value increases or decreases daily depending on the investment experience of the Subaccounts to which the amounts are allocated at the direction of the Owner. JHVLICO does not guarantee a minimum amount of Account Value. The Owner bears the investment risk for that portion of the Account Value allocated to the variable Subaccounts. The Owner may surrender a Policy at any time while the insured is living. The Surrender Value is the Account Value less the sum of any Administrative Surrender Charge and any Contingent Deferred Sales Charge and less any Indebtedness. If the Owner surrenders in the early policy years, the amount of Surrender Value would be low (as compared with other investments without sales charges) and, consequently, the insurance protection provided prior to surrender would be costly.

  The minimum Sum Insured at issue is $50,000. All persons insured must be no more than 75 years of age at issue and meet certain health and other criteria called "underwriting standards." The smoking status of the insured is generally reflected in the premiums required and insurance charges made. If the Sum Insured at issue is at least $100,000, the insured may be eligible for the "preferred" class, which has the lowest insurance charges for this Policy. Policies issued under certain circumstances will not directly reflect the sex of the insured in either the premium rates or the charges and values under the Policy.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Base Policy Premiums are determined as follows: A fixed premium is applicable which does not vary until the Policy anniversary nearest the insured's 70th birthday or, if later, the tenth Policy anniversary. On this date, in the absence of an earlier election by the Owner, the "Base Policy Premium" is automatically shifted to a new premium schedule and a new fixed annual premium becomes payable on a scheduled basis for the remaining life of the Policy. The new Base Policy Premium depends upon the Policy's Guaranteed Death Benefit and Account Value at the time of the premium recalculation. The Owner may request that the Premium Recalculation take place on any Policy anniversary prior to that nearest the insured's 70th birthday or, if later, the tenth Policy anniversary. The Base Policy Premium depends upon the Sum Insured at issue and the insured's age, smoking status and sex (unless the Policy is sex-neutral). Base Policy Premiums are payable annually or more frequently over the insured's lifetime. Additional premiums are charged for Policies in cases involving extra mortality risks and for additional insurance benefits. These premiums, along with the Base Policy Premiums, are the Required Premium. There is a 61-day grace period in which to make Required Premium payments due after the Minimum First Premium is received.

  Within limits, Required Premiums may be paid in advance and more than the Required Premiums may be paid. If the Account Value under a Policy is sufficiently high, a Required Premium payment otherwise scheduled need not be paid.

WHAT IS JOHN HANCOCK VARIABLE LIFE ACCOUNT V?

  The Account is a separate investment account of JHVLICO, operated as a unit investment trust, which supports benefits payable under the Policies. The Account is subdivided into a number of variable Subaccounts, each of which corresponds to one of the Portfolios of the Fund. The assets of each variable Subaccount are invested in the corresponding Portfolio of the Fund. The current Portfolios of the Fund are: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth, Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market.

  The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1997 other fund expenses allocated to John Hancock Variable Series Trust I (except that other fund expenses for the Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, and High Yield Bond Portfolios are based upon estimates for the current fiscal year).



                                                                    Other
                                                                     Fund
                                     Other Fund      Total         Expenses
                                      Expenses       Fund           Absent
                        Management  After Expense  Operating       Expense
    Fund Name              Fee      Reimbursement  Expenses    Reimbursement/*/
    ---------           ----------  -------------  ---------   ----------------
Managed . . . . . . .      0.33%        0.04 %       0.37%            N/A
Growth & Income . . .      0.25%        0.03 %       0.28%            N/A
Equity Index. . . . .      0.15%        0.25 %       0.40%           0.40%
Large Cap Value . . .      0.75%        0.25 %       1.00%           0.31%
Large Cap Growth. . .     0.39%         0.05 %       0.44%            N/A
Mid Cap Value . . . .      0.80%        0.25 %       1.05%          0.34%
Mid Cap Growth. . . .      0.85%        0.25 %       1.10%          0.57%
Diversified Mid Cap
 Growth . . . . . . .      0.75%       0.10%         0.85%            N/A
Real Estate Equity. .      0.60%        0.09 %      0.69%             N/A
Small/Mid Cap CORE. .
Small Cap Value . . .      0.80%        0.25 %       1.05%           0.50%
Small Cap Growth. . .      0.75%        0.25 %       1.00%           0.37%
Global Equity . . . .
International Balanced     0.85%        0.25 %       1.10%           0.71%
International Equity
 Index. . . . . . . .      0.18%        0.19 %       0.37%            N/A
International
 Opportunities. . . .     0.97%         0.25 %      1.22%           0.60%
Emerging Markets
 Equity . . . . . . .
Short-Term Bond . . .      0.30%        0.21%        0.51%
Bond Index. . . . . .
Sovereign Bond. . . .      0.25%        0.06 %       0.31%            N/A
Strategic Bond. . . .      0.75%        0.25 %       1.00%           0.57%
High Yield Bond . . .
Money Market. . . . .      0.25%        0.08 %       0.33%            N/A

---------

*John Hancock reimburses a Portfolio when the Portfolio's other fund expenses exceed 0.25% of the Portfolio's average daily net assets.

  For a full description of the Fund, see the prospectus for the Fund attached to this Prospectus.

WHAT ARE THE CHARGES MADE BY JHVLICO?

  State Premium Tax and Federal DAC Tax. Charges deducted from each premium payment, currently 2.35% for state premium taxes and 1.25% as a Federal deferred acquisition cost or "DAC Tax" charge.

  Sales Charge Deduction from Premium. A charge equal to no more than 5% of all premiums received in any Policy year up to the Required Premium for that year. JHVLICO currently intends to waive this deduction from Required Premiums received after the first 10 Policy years.

  Contingent Deferred Sales Charge. A charge deducted from Account Value if the Policy lapses or is surrendered during the first 13 Policy years. The amount of the charge depends upon the year in which lapse or surrender occurs. The charge will never be higher than 15% of Base Policy Premiums paid to date. The total charges for sales expenses over the lesser of 20 years or the life expectancy of the insured will not exceed 9% of the premium payments under the Policy, assuming all Required Premiums are paid, over that period.

  Administrative Surrender Charge. A charge deducted from Account Value if the Policy lapses or is surrendered in the first 9 Policy years. The amount of the charge depends upon the year in which lapse or surrender occurs and the amount of the Policy's Guaranteed Death Benefit at that time. The maximum charge is $5 per $1000 of Guaranteed Death Benefit.

  Issue Charge. A $20 charge deducted monthly from Account Value in the first Policy year.

  Maintenance Charge. A charge deducted monthly from Account Value in an amount equal to no more than $8 (currently $6.00) for all Policy years.

  Insurance Charge. A charge based upon the amount for which JHVLICO is at risk, considering the attained age and risk classification of the insured and JHVLICO's then current monthly insurance rates (never to exceed rates based on the 1980 CSO Tables) deducted monthly from Account Value. JHVLICO currently intends to make a special monthly credit to the Account Value beginning in the tenth Policy year. Any such credit will be reflected as a reduction to the insurance charge.

  Guaranteed Death Benefit Charge. A charge not to exceed 3c per $1000 (currently 1c per $1000) of current Sum Insured deducted monthly from that portion of Account Value not attributable to the Fixed Account allocations.

  Charge for Mortality and Expense Risks. A charge made daily from the variable Subaccounts at an effective annual rate of .60% of the assets of each variable Subaccount.

  Charges for Extra Mortality Risks. An additional premium, depending upon the Sum Insured at issue, age of the insured and the degree of additional mortality risk, is required if the insured does not qualify for either the preferred or standard underwriting class. This additional premium is collected in two ways: up to 8.6% of each year's additional premium is deducted from premiums when paid and the remainder of each year's additional premium is deducted monthly from Account Value in equal installments.

  Charges for Additional Insurance Benefits. An additional premium is required if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 8.6% of each year's additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from Account Value in equal installments.

  Charge for Partial Withdrawal. A charge of $20 is deducted from Account Value at the time of any partial withdrawal of any Excess Value. No Contingent Deferred Sales Charge or Administrative Surrender Charge is applicable to any such withdrawals.

  See "Charges and Expenses" for a full description of the charges under the Policy.

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any Subaccount for Federal income taxes but if JHVLICO incurs, or expects to incur, income taxes attributable to any Subaccount or this class of Policies in future years, it reserves the right to make a charge. JHVLICO expects that it will continue to be taxed as a life insurance company. (See "Charge for JHVLICO's Taxes".)

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  The initial net premium is allocated by JHVLICO from its general account to one or more of the Subaccounts on the date of issue of the Policy. The initial net premium is the gross premium less the sales charge deducted from certain premiums and less the charges deducted from all premiums for state premium taxes and the Federal DAC Tax. These charges also apply to subsequent premium payments. Net premiums derived from payments received after the issue date are allocated, generally on the date of receipt, to one or more of the Subaccounts as elected by the Owner.

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter, the Owner will provide us with the rule ("Investment Rule") we will follow to invest net premiums or other amounts in any one but not more than ten of the Subaccounts. The Owner may change the Investment Rule under which JHVLICO will allocate amounts to Subaccounts. (See "Investment Rule".)

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell JHVLICO's insurance policies. Commissions payable to agents are described under "Distribution of Policies". Sales expenses in any year are not equal to the deduction for sales expenses, including any Contingent Deferred Sales Charge, in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

WHAT IS THE DEATH BENEFIT?

  Three death benefit options are available at the time of application for a Policy.

  Option 1: Level Death Benefit. A level death benefit equal to the greater of the Guaranteed Death Benefit or the Current Death Benefit.

  Option 2: Variable Death Benefit. A variable death benefit equal to the greater of the Guaranteed Death Benefit plus any Excess Value or the Current Death Benefit.

  Option 3: Level Death Benefit With Greater Funding. A level death benefit equal to the greater of the Guaranteed Death Benefit or the Current Death Benefit. It differs from the Level Death Benefit Option described above in that a greater amount of premium payments can generally be made by the Owner.

  The Current Death Benefit is equal to the Account Value multiplied by a Corridor Factor or a Death Benefit Factor. In all three Options, when the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever the Policy's Account Value increases, and decrease whenever the Account Value decreases, but never below the Guaranteed Death Benefit. These factors increase the death benefit if necessary to ensure that the Policy will continue to qualify as life insurance under the Federal tax law. See "Death Benefits"; "Death Benefit Options"; "Definition of Life Insurance" and "Tax Considerations".

HOW DOES THE ACCOUNT VALUE OF A POLICY VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Account Value for any day equals the Account Value for the previous day, increased by any net premium placed in the Subaccounts for the Policy, decreased by any charges made against the Account Value and by any partial withdrawal, and increased or decreased by the investment experience of the Subaccounts. No minimum Account Value for the Policy is guaranteed.

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE?

  After the first Policy year the Owner may obtain a Policy loan. Assuming no Indebtedness (see below), the maximum amount of any loan in Policy years two and three is 75% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments; thereafter the maximum is 90% of that portion of Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an annual effective rate determined by JHVLICO at the start of each Policy Year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (see "Loan Provision and Indebtedness") for the calendar month ending two months before the calendar month of the Policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, JHVLICO will charge interest at an effective annual rate of 6%, accrued and compounded daily. A loan plus accrued interest ("Indebtedness") may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the rate of interest credited to the Account Value because of the loan will usually be different than the net investment experience of the Subaccounts. Therefore, the Account Value, the Surrender Value and any death benefit above the Guaranteed Death Benefit are permanently affected by any loan.

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender a Policy by delivering or mailing it within 45 days after the date of Part A of the application, or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by JHVLICO of the Notice of Withdrawal Right, whichever is latest, to JHVLICO's Servicing Office, or to the agent or agency office through which it was delivered. Any premium paid on it will be refunded. If required by state law, the refund will equal the Account Value at the end of the Valuation Period in which the Policy is received plus all charges or deductions made against premiums plus an amount reflecting charges against the Subaccounts and the investment management fee of the Fund.

WHAT INVESTMENT TRANSFERS ARE ALLOWED AN OWNER?

  The Owner may transfer the Account Value among the variable Subaccounts or into the Fixed Account at any time. Transfers out of the Fixed Account, however, are subject to restrictions.

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies. Thus, death benefits payable under the Policies will not be included in the beneficiary's gross income. Also, the Owner is not taxed on interest and gains under the Policy unless and until values are actually received through withdrawal, surrender, or other distributions.

  Under Federal tax law, distributions from Policies on which premiums greater than a "7-pay" premium limit (as defined in the law) have been paid, will be subject to special taxation. See "Premiums--7-Pay Premium Limit" and "Policy Proceeds" for a discussion of how the "7-pay" premium limit may be exceeded under a Policy. A distribution on such a Policy (called a "modified endowment") will be taxed to the extent there is any income (gain) to the Owner and an additional penalty tax may be imposed on the taxable amount.

                            JHVLICO AND JOHN HANCOCK

  JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, is authorized to transact a life insurance and annuity business in Massachusetts and all states other than New York. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is a wholly-owned subsidiary of John Hancock, a company chartered in Massachusetts in 1862. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $59 billion and it has invested over $380 million in JHVLICO in connection with JHVLICO's organization and operations. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable it to meet its reserve requirements and expenses in connection with its business and John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

                        THE ACCOUNT AND THE SERIES FUND

  The Account, a separate account established under Massachusetts law in 1986 meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of JHVLICO. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business JHVLICO may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from charges made by JHVLICO. From time to time these additional assets may be transferred in cash by JHVLICO to its general account. Before making any such transfer, JHVLICO will consider any possible adverse impact the transfer might have on any Subaccount. Additional premiums are charged for Policies where the insured is classified as a substandard risk and a portion of these premiums is allocated to the Account.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve the supervision by the Commission of the management or policies of the Account, JHVLICO or John Hancock.

  The assets in the variable Subaccounts of the Account are invested in the corresponding Portfolio of the Fund, but the assets of one variable Subaccount are not necessarily legally insulated from liabilities associated with another variable Subaccount. New variable Subaccounts may be added or existing variable Subaccounts may be deleted as new Portfolios are added to or deleted from the Fund and made available to Owners.

THE SERIES FUND

  The Fund is a "series" type of mutual fund registered with the Commission under the 1940 Act as an open-end diversified management investment company. The Fund serves as the investment medium for the Account and other unit investment trust separate accounts established for other variable life insurance policies and variable annuity contracts. (See the attached Fund prospectus for a description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of each Portfolio is set forth below.

 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

 Growth & Income Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and the long term.

 Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the U.S. market as represented by the S&P 500 utilizing common stocks that are publicly traded in the United States.

 Large Cap Value Portfolio

  The investment objective of this Portfolio is to provide substantial dividend income, as well as long-term capital appreciation, through investments in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation.

 Large Cap Growth Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Mid Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value.

 Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a non-diversified portfolio investing primarily in common stocks of medium capitalization companies.

 Diversified Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of medium capitalization growth companies.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

 Small/Mid Cap CORE Portfolio

  The investment of this Portfolio is to achieve long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2500 Index at the time of investment.

 Small Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital by investing in a well diversified portfolio of equity securities of small capitalization companies exhibiting value characteristics.

 Small Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of small capitalization emerging growth companies.

 Global Equity Portfolio

  The investment objective of this Portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, of both U.S. and foreign issuers.

 International Balanced Portfolio

  The investment objective of this Portfolio is to maximize total U.S. dollar return, consisting of capital appreciation and current income, through investment in non-U.S. equity and fixed income securities.

 International Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the major developed international (non-U.S.) equity markets, as represented by the MSCI AEFE GDP Index.

 International Opportunities Portfolio

  The investment objective of this Portfolio is to provide capital appreciation through investments in common stocks of primarily well-established, non-United States companies.

 Emerging Markets Equity Portfolio

  The investment objective of this Portfolio is to achieve capital appreciation by investing primarily in equity securities of companies in countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing.

 Short-Term Bond Portfolio

  The investment objective of this Portfolio is to provide a high level of current income consistent with a low degree of share price fluctuation through investment primarily in a diversified portfolio of short- and intermediate-term investment-grade debt obligations.

 Bond Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return and risk characteristics of the U.S. investment grade fixed income market, as represented by a Lehman Brothers bond index that tracks the performance of investment grade debt securities.

 Sovereign Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk through investment primarily in a diversified portfolio of freely marketable debt securities.

 Strategic Bond Portfolio

  The investment objective of this Portfolio is to provide total return consistent with moderate risk of capital and maintenance of liquidity, through a portfolio of domestic and international fixed income securities.

 High Yield Bond Portfolio

  The investment objective of this Portfolio is to provide high current income and capital appreciation with capital preservation through investing primarily in high yield (below investment grade) debt securities.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity, through investment in high quality money market instruments.

  John Hancock acts as the investment manager for the Portfolios described above and John Hancock's indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, MA 02109, provides sub-investment advice with respect to the Managed, Growth & Income, Large Cap Growth, Real Estate Equity and Short-Term Bond Portfolios. Independence International Associates, Inc., a subsidiary of IIA located at the same address as IIA, is a sub-investment adviser to the International Equity Index Portfolio.

  Another indirectly owned subsidiary of John Hancock, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, MA 02199, provides sub-investment advice with respect to the Sovereign Bond, Diversified Mid Cap Growth, and Small Cap Growth Portfolios.

  T. Rowe Price Associates, Inc., located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the Large Cap Value Portfolio and its subsidiary, Rowe Price-Fleming International, Inc., also located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the International Opportunities Portfolio.

  State Street Bank & Trust, N.A., at Two International Place, Boston, MA 02110, is the sub-investment adviser to the Equity Index Portfolio. INVESCO Management & Research located at 101 Federal Street, Boston, MA 02110, is the sub-investment adviser to the Small Cap Value Portfolio. Janus Capital Corporation, with its principal place of business at 100 Filmore Street, Denver, CO 80206, is the sub-investment adviser to the Mid Cap Growth Portfolio. Neuberger & Berman, LLC of 605 Third Avenue, New York, NY 10158, provides sub-investment advice to the Mid Cap Value Portfolio. J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, New York,

NY 10036, provides sub-investment advice with respect to the Strategic Bond Portfolio and Brinson Partners, Inc., of 209 S. LaSalle Street, Chicago, IL 60604, does likewise with respect to the International Balanced Portfolio.

  Goldman Sachs & Company, located at One New York Plaza, New York, New York 10004, is sub-investment adviser to the Small/Mid Cap CORE Portfolio. Scudder Kemper Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is the sub-investment adviser to the Global Equity Portfolio. Montgomery Asset Management, LLC, located at 101 California Street, San Francisco, California 94111, is the sub-investment adviser to the Emerging Markets Equity Portfolio. Mellon Bond Associates, located at One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258, is the sub-investment adviser to the Bond Index Portfolio. Wellington Management Company, LLC, located at 75 State Street, Boston, Massachusetts 02109, is the sub-investment adviser to the High Yield Bond Portfolio.

  JHVLICO will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to a variable Subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid.

  On each Valuation Date, shares of each Portfolio are purchased or redeemed by John Hancock for each variable Subaccount based on, among other things, the amount of net premiums allocated to the variable Subaccount, distributions reinvested, transfers to, from and among variable Subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

  A full description of the Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached prospectus and the statement of additional information referred to therein, which should be read together with this Prospectus.

                               THE FIXED ACCOUNT

  An Owner may allocate premiums to the Fixed Account or transfer all or a part of the Account Value under a Policy to the Fixed Account. The amount so allocated or transferred will become a part of JHVLICO's general account assets. JHVLICO's general account consists of assets owned by JHVLICO other than those in the Account and in other separate accounts that have been or may be established by JHVLICO. Subject to applicable law, JHVLICO has sole discretion over the investment of assets of the general account and Owners do not share in the investment experience of those assets. Instead, JHVLICO guarantees that the Account Value allocated to the Fixed Account will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account. Consequently, if an Owner pays the Required Premiums, allocates all net premiums only to the Fixed Account, and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit will be determinable and guaranteed. Transfers from the Fixed Account are subject to certain limitations (see "Transfers Among Subaccounts"), and charges will vary somewhat for Account Value allocated to the Fixed Account. See "Charges Deducted From Account Value".

  The Account Value in the Fixed Account is equal to the portion of the net premiums allocated to it, plus any amounts transferred to it and interest credited to it, minus any charges deducted from it or partial withdrawals or amounts transferred from it. JHVLICO guarantees that interest credited to the Account Value in the Fixed Account will not be less than an effective annual rate of 4%. JHVLICO may, in its sole discretion, credit higher rates although it is not obligated to do so. The Owner assumes the risk that interest credited will not exceed 4% per year. Upon request and in the annual statement, JHVLICO will inform Owners of the then-applicable rate.

  Because of exemptive and exclusionary provisions, interests in JHVLICO's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and JHVLICO has been advised that the staff of the Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

                         POLICY PROVISIONS AND BENEFITS

  The discussions which follow under "Death Benefits", "Account Value" and "Surrender Value" assume that there has been no Policy loan. Benefits and values are affected if premiums are not paid as scheduled or if a Policy loan is made.

REQUIREMENTS FOR ISSUANCE OF POLICY

  The Policy is generally available with a minimum Sum Insured at issue of $50,000. All persons insured must be age 75 or under and meet certain health and other criteria called "underwriting standards". The smoking status of the insured is reflected in the premiums required and insurance charges made. If the Sum Insured at issue is at least $100,000, the insured may be eligible for the "preferred" underwriting class of this Policy, which has the lowest insurance charges. Amounts of coverage that JHVLICO will accept under the Policy may be limited by JHVLICO's underwriting and reinsurance procedures as in effect from time to time.

  Policies issued in certain jurisdictions and in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges or values under the Policy. The illustrations set forth in this Prospectus are sex-distinct and, therefore, do not reflect the sex-neutral rates, charges or values that would apply to such Policies.

PREMIUMS

  Payment Schedule. Premiums are scheduled and payable during the lifetime of the insured in accordance with JHVLICO's established rules and rates. Premiums are payable at JHVLICO's Servicing Office on or before the due date specified in the Policy.

  Scheduled premiums are payable annually or more frequently, depending upon the premium schedule mode chosen by the Owner. The scheduled payment date of any premium is the first day of the applicable Modal period. The "Modal" periods are the monthly, quarterly, semi-annual or annual intervals at which the Owner elects to have the scheduled premium payments fall due. The Owner may change the frequency of scheduled premium payments. No additional charge is made for premium payments made more frequently than annually.

  Minimum Premium Requirements. An amount of Required Premium (see below) is determined by JHVLICO at the time of issue of the Policy.

  A Minimum First Premium must be received by JHVLICO at its Servicing Office in order for the Policy to be in full force and effect. The Minimum First Premium is the first Modal premium. For example, if the Owner has elected a quarterly Modal premium, one-quarter of the initial Required Premium must be received by JHVLICO at the time of issue of the Policy.

  Premium requirements are met by premium payments on a cumulative basis. For example, the premium requirement on all scheduled due dates of the first Policy year would be met if the full Required Premium for the first Policy year were paid at issue of the Policy, regardless of the mode elected.

  Generally, all premiums received, regardless of when received, are counted by JHVLICO when it determines whether the premium requirement is met on a scheduled due date. This cumulative amount of premiums received is reduced for this purpose by amounts withdrawn from the Premium Component of Excess Value. The premium requirement will also be deemed satisfied on any scheduled due date if any Excess Value is available on that scheduled due date. See "Excess Value".

  Failure to satisfy a premium requirement on a scheduled due date may cause the Policy to terminate. See "Default and Options on Lapse".

  Amount of Required Premium. The Required Premium determined at the start of each Modal premium period equals an amount for the Sum Insured ("Base Policy Premium") plus any additional premium because the insured is an extra mortality risk or because additional insurance benefits have been purchased. The Base Policy Premium does not change until the Premium Recalculation occurs or the Policy is partially surrendered.

  Premium Recalculation. All Policies are issued on a Modified Schedule as the basis for the Base Policy Premium. The Base Policy Premium under the Modified Schedule may increase or decrease upon any Premium Recalculation, whether automatic or elected earlier by the Owner. A Premium Recalculation must occur no later than the Policy anniversary nearest the insured's 70th birthday or, if later, on the tenth Policy anniversary. At the time of the Premium Recalculation, JHVLICO determines a new Base Policy Premium which is payable through the remaining lifetime of the insured.

  The Premium Recalculation applicable to any Policy may be elected by the Owner at any time up to the Policy anniversary prior to that nearest the insured's 70th birthday or, if later, the tenth Policy anniversary. If elected, the Premium Recalculation will be effected on the Policy anniversary next following receipt by JHVLICO at its Servicing Office of satisfactory written notice. If not elected sooner, the Premium Recalculation will be effected automatically by JHVLICO as noted above.

  The new Base Policy Premium resulting from a Premium Recalculation may be less than, equal to or greater than the original Base Policy Premium. The new Base Policy Premium depends on the insured's sex, smoking status, attained age, the Guaranteed Death Benefit under the Policy and the Account Value on the Valuation Date immediately preceding the date of the Premium Recalculation.

  A table of Guaranteed Maximum Recalculation Premiums for the insured is determined by JHVLICO and set forth in the Policy. The Guaranteed Maximum Recalculation Premium increases as the insured's attained age increases. The new Base Policy Premium will never exceed the Policy's Guaranteed Maximum Recalculation Premium based on the insured's attained age at the time of the recalculation.

  The Premium Recalculation feature makes it possible for JHVLICO to set a lower Base Policy Premium (and thus a lower Required Premium) at the time of Policy issuance than would be possible without this feature. If a purchaser at any time wishes to "lock in" a Base Policy Premium (and Required Premium) for the life of the Policy, he or she may request a Premium Recalculation at that time.

  The Guaranteed Maximum Recalculation Premium is lowest for a recalculation at the time a Policy is issued and increases each year the recalculation is delayed. Accordingly, by delaying the Premium Recalculation, the Owner assumes the risk that the Base Policy Premium following the recalculation will be higher than it would have been had the recalculation been performed at the time the Policy was issued. The longer the delay and the lower the Policy's Account Value, the greater this risk. On the other hand, an Owner who defers the Premium Recalculation has the benefit of a lower Base Policy Premium prior to the recalculation and a longer period of time to permit the Policy to accumulate a sufficient amount of Account Value to reduce the possibility or amount of an increase in the Base Policy Premium at the time of the recalculation.

  If the Policy's Account Value at the time of the Premium Recalculation exceeds the Policy's Basic Account Value, the Base Policy Premium will be less following the recalculation than it would have been had the recalculation been performed at the time of Policy issuance. Otherwise it will be more. As to how the Basic Account Value is determined, see "Excess Value."

  As an example, consider the Policy illustrated on page 55, of this Prospectus (Death Benefit Option 1 in the amount of $100,000, assuming current charge rates, for a male standard risk non-smoker age 35 at issue). If no Premium Recalculation is made at Policy issuance, the Base Policy Premium for this Policy would be $900 until such time as the Premium Recalculation is made. Assuming such premium is paid annually until the Premium Recalculation, and assuming constant gross annual investment returns at the rates set forth below, the following table illustrates what the Base Policy Premium would be following a recalculation on the dates shown.


                                         Base Policy Premium Following
                                   Recalculation Assuming Hypothetical Gross
                                           Annual Rate of Return of:
Policy Anniversary of             ------------------------------------------
Premium Recalculation                  0%             6%              12%
---------------------             -------------  -------------  ---------------
 0 (Issue Date) . . . . . . . .     $1,414.00      $1,414.00       $1,414.00
 5  . . . . . . . . . . . . . .     $1,607.99      $1,581.92       $1,551.41
10  . . . . . . . . . . . . . .     $1,900.30      $1,791.31       $1,635.15
15  . . . . . . . . . . . . . .     $2,334.72      $2,058.15       $1,566.76
20  . . . . . . . . . . . . . .     $3,008.11      $2,433.77       $1,151.92
25  . . . . . . . . . . . . . .     $4,077.27      $2,998.48       $    0.00
30  . . . . . . . . . . . . . .     $5,845.15      $3,914.46       $    0.00
35* . . . . . . . . . . . . . .     $8,404.00      $5,561.76       $    0.00



---------
* Mandatory Premium Recalculation if Owner does not choose earlier date.

  A charge will be made if the new Base Policy Premium is below the Guaranteed Maximum Recalculation Premium for the insured's age at issue of the Policy. The charge will not exceed 3% (currently1 1/2%) of the amount by which the Policy's Account Value exceeds its Basic Account Value at the time of the Premium Recalculation. See "Guaranteed Minimum Death Benefit Charges." This charge compensates JHVLICO for the risk inherent in "locking in" the Base Policy Premium at a lower rate than would have been charged if the Premium Recalculation had been performed at the time of the Policy issuance.

  The amount of any Account Value that is considered Excess Value under a Policy may increase or decrease as a result of a Premium Recalculation. See "Excess Value."

  Billing, Allocation of Premium Payments (Investment Rule). The Owner may at any time elect to be billed by JHVLICO for an amount of premium greater than the Required Premium otherwise payable. The Owner may also elect to be billed for premiums on an annual, semi-annual or quarterly basis. An automatic check-writing program may be available to an Owner interested in making monthly premium payments. All premiums are payable at JHVLICO's Servicing Office.

  Any premium payment will be processed by JHVLICO as of the end of the Valuation Period in which it is received, unless one of the four exceptions noted below is applicable. The net premium begins to earn a return in the Account or Fixed Account, as the case may be, at the close of business on the date as of which it is processed. Each premium payment will be reduced by the state premium tax charge, the Federal DAC Tax charge and the sales charge deducted from certain premiums. See "Charges and Expenses". The remainder is the net premium.

  The Owner at the time of application must elect an Investment Rule which will allocate net premiums and any credits to as many as ten of the Subaccounts. The Owner must select allocation percentages in whole numbers, the minimum allocation to a subaccount may not be less than 1%, and the total allocated must equal 100%. The Owner may thereafter change the Investment Rule prospectively at any time. The change will be effective as to any net premiums and credits applied after receipt at JHVLICO's Servicing Office of notice satisfactory to JHVLICO. If the Owner requests a change inconsistent with the transfer provisions, the portion of the request inconsistent with the transfer provisions will not be effective.

  There are four exceptions to the normal practice of processing a premium payment as of the end of the Valuation Period in which it is received:

     (1)A payment received prior to a Policy's date of issue will be processed as if received on the Valuation Date immediately preceding the date of issue.

     (2)A payment made during a Policy's grace period will be processed as of the scheduled due date to the extent it represents the amount of Required Premium in default; any excess will be processed as of the date of receipt.

     (3)If the Minimum First Premium is not received prior to the date of issue, each payment received thereafter will be processed as if received on the Valuation Date immediately preceding the issue date until all of the Minimum First Premium is received.

     (4)That portion of any premium that JHVLICO delays accepting as described under "Other Premium Limitations" or "7-Pay Premium Limit" below, will be processed as of the end of the Valuation Period in which that amount is accepted.

  Flexibility as to Premium Payments. The Owner may pay more than the Required Premium during a Policy year and may ask to be billed for an amount greater than any Required Premium. The Owner may also pay amounts in addition to any billed amount. JHVLICO reserves the right to limit premium payments above the amount of the cumulative Required Premiums due on the Policy. At the time of Policy issuance, JHVLICO will determine whether the planned premium billing schedule will exceed the 7-pay limit discussed below. If so, JHVLICO will not issue the Policy unless the Owner signs a form acknowledging that fact.

  The ability to pay more than the Required Premium provides the Owner with considerable payment flexibility in meeting the premium requirements of the Policy. Consider a Policy with a $1,000 Required Premium and where the Owner pays $1,250 in each of the first eight Policy years. If none of the additional premium of $2,000 is withdrawn, the Policy will remain in force for at least ten years without any further premium payments. During each of these ten years, the premium received ($1,250 a year for eight years) at least equals the aggregate Required

Premiums ($1,000 a year for 10 years) on the scheduled payment dates. In other words, the payment of more than the Required Premium in a year can be relied upon to satisfy the Required Premium requirements in later years.

  7-Pay Premium Limit. Federal tax law modifies the tax treatment of certain Policy distributions such as loans, surrenders, partial surrenders, and withdrawals. The application of this modified treatment to any Owner depends upon whether premiums have been paid at any time during the first 7 Policy years that exceed a "7-pay" premium as defined in the law. The "7-pay" premium is greater than the Required Premium but is generally less than the amount an Owner may choose to pay and JHVLICO will accept. The 7-pay limit is the total of net level premiums that would have been payable at any time for the Policy to be fully paid-up after the payment of 7 level annual premiums. If the total premiums paid exceed the 7-pay limit, the Policy will be treated as a "modified endowment" which means that the Owner will be subject to tax to the extent of any income (gain) on any distributions made from the Policy. A material change in the Policy will result in a new 7-pay limit and test period. A reduction in the Policy's benefits within the 7-year period following issuance of, or reinstatement of or other material change in, the Policy may also result in the application of the modified endowment treatment. See "Policy Proceeds" under "Tax Considerations." If JHVLICO receives any premium payment that will cause a Policy to become a modified endowment, the excess portion of that premium payment will not be accepted unless the Owner signs an acknowledgment of that fact. When it identifies such excess premium, JHVLICO sends the Owner immediate notice and refunds the excess premium if it has not received notice of the acknowledgment by the time the premium payment check has had a reasonable time to clear the banking system, but in no case longer than two weeks.

  Other Premium Limitations. Federal tax law requires a minimum death benefit in relation to Account Value. See "Definition of Life Insurance". The death benefit of the Policy will be increased if necessary to ensure that the Policy will continue to satisfy this requirement. If the payment of a given premium will cause the Policy Account Value to increase to such an extent that an increase in death benefit is necessary to satisfy federal tax law requirements, JHVLICO has the right to not accept the excess portion of that premium payment, or to require evidence of insurability before that portion is accepted. In no event, however, will JHVLICO refuse to accept any Required Premium. Also, if an Owner has elected to use the "guideline premium and cash value corridor" test for Federal income tax purposes, JHVLICO will not accept the portion of any premium that exceeds the maximum amount prescribed under that test.

ACCOUNT VALUE AND SURRENDER VALUE

  Amount of Account Value. The Account Value increases or decreases depending upon a number of factors, such as the applicable Subaccount's investment experience, the proportion of the Account Value invested in each Subaccount and the interest credited to any Loan Assets established upon the making of a Policy loan. In general the Account Value for any day equals the Account Value for the previous day, decreased by charges against the Account Value and by any partial withdrawal of Excess Value, increased or decreased by the investment experience of the subaccounts and increased by net premiums received. No minimum amount of Account Value is guaranteed.

  A Policy loan will not affect the total amount of Account Value at the time the loan is made but will result in a different rate of return being credited to the Loan Account portion of the Account Value.

  Amount of Surrender Value. The Surrender Value will be the Account Value less the sum of any Administrative Surrender Charge, any Contingent Deferred Sales Charge and any Indebtedness.

  The Contingent Deferred Sales Charge is deducted from the Account Value upon surrender of the Policy during the first thirteen Policy years after issue. The amount of this charge is set forth in a schedule under "Sales

Charges". The total charges for sales expenses, including the Contingent Deferred Sales Charge, over the lesser of 20 years or the life expectancy of the insured, will not exceed 9% of the payments under the Policy, assuming that all Required Premiums are paid, over that period.

  When Policy may be Surrendered. A Policy may be surrendered for its Surrender Value at any time while the insured is living and the Policy is not in a grace period. Surrender takes effect and the Surrender Value is determined as of the end of the Valuation Period in which occurs the later of receipt at JHVLICO's Servicing Office of a signed request and the surrendered Policy.

  When Part of Policy may be Surrendered. A Policy may be partially surrendered upon submission of a written request satisfactory to JHVLICO in accordance with its rules. Currently, the Policy after partial surrender must have a Sum Insured at least as large as the minimum amount for which JHVLICO would issue a Policy on the life of the insured. The Guaranteed Death Benefit and Required Premium for the Policy will be adjusted to reflect the new Sum Insured. A pro-rata portion of the Account Value will be paid to the Owner and a pro-rata portion of any Contingent Deferred Sales Charge and any Administrative Surrender Charge will be deducted. A possible alternative to the partial surrender of a Policy is the withdrawal of Excess Value. See "Excess Value".

  A surrender or partial surrender may have significant tax consequences. See "Tax Considerations".

DEATH BENEFITS

  The death benefit proceeds are payable upon the death of the insured while the Policy is in effect. The proceeds will equal the death benefit of the Policy, plus any additional rider benefits then due, less any Indebtedness. The death benefit payable under Death Benefit Options 1 and 3, described below, is the greater of the Guaranteed Death Benefit or the Current Death Benefit. The death benefit payable under Death Benefit Option 2 described below is the greater of the Guaranteed Death Benefit, increased by any Excess Value (see "Excess Value") or the Current Death Benefit.

  Guaranteed Death Benefit. The Guaranteed Death Benefit at issue of the Policy is the same as the Sum Insured at issue shown in the Policy. Thereafter the Guaranteed Death Benefit may be reduced by a partial surrender on request of the Owner. JHVLICO guarantees that, regardless of the investment experience of the Subaccounts, the death benefit will never be less than the Guaranteed Death Benefit.

  Current Death Benefit. The Current Death Benefit on any date is the Account Value at the end of the Valuation Period containing that date times either the Death Benefit Factor or Corridor Factor. The Factor used depends upon the Death Benefit Option selected by the Owner (see below). The Death Benefit Factor depends upon the sex, smoking status and the then attained age of the insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the insured increases. A complete list of Death Benefit Factors is set forth in the Policy. The Corridor Factor depends upon the then attained age of the insured. The Corridor Factor decreases slightly (or remains the same at older and younger ages) from year to year as the attained age of the insured increases. A complete list of Corridor Factors is set forth in the Policy. See "Definition of Life Insurance". The Current Death Benefit is variable; it increases as the Account Value increases and decreases as the Account Value decreases.

DEATH BENEFIT OPTIONS

  At the time of application for a Policy, the Owner must select from among three death benefit options. After issuance of the Policy the Owner may change the selection from Option 1 to Option 2 or vice versa, subject to such evidence of insurability as JHVLICO may require. The three options are:

  Option 1: Level Death Benefit: Under this option, the death benefit will equal the Guaranteed Death Benefit, unless the Account Value multiplied by the Corridor Factor produces a higher death benefit. The Policy will be subject under this option to the "guideline premium and cash value corridor" test as defined by Internal Revenue Code ("Code") Section 7702. This option will offer the best opportunity for the Account Value under a Policy to increase without increasing the death benefit as quickly as it might under the other options. When the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Guaranteed Death Benefit.

  Option 2: Variable Death Benefit: Under this option, the death benefit will equal the Guaranteed Death Benefit, plus any Excess Value, unless the Account Value multiplied by the Corridor Factor produces a higher death benefit. Under this option, the Policy will be subject to the "guideline premium and cash value corridor" test as defined by Code Section 7702. This option will offer the best opportunity for the Owner who would like to have an increasing death benefit as early as possible. When the Current Death Benefit exceeds the Guaranteed Death Benefit plus Excess Value (see below), the death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Guaranteed Death Benefit.

  Option 3: Level Death Benefit With Greater Funding: Under this option, the death benefit will equal the Guaranteed Death Benefit, unless the Account Value, multiplied by the Death Benefit Factor, gives a higher death benefit. Under this option, the Policy will be subject to the "cash value accumulation" test as defined by Code Section 7702. This option will offer the best opportunity for the Owner who is looking for an increasing death benefit in later Policy years and/or would like to fund the policy at the "7 pay" limit for the full 7 years. When the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Guaranteed Death Benefit.

DEFINITION OF LIFE INSURANCE

  Federal tax law requires a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. The death benefit of a Policy will be increased if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current Federal tax law can be used to determine if a Policy complies with the definition of life insurance in Section 7702 of the Code.

  The "guideline premium and cash value corridor" test limits the amount of premiums payable under a Policy to a certain amount for an insured of a particular age and sex. The test also applies a prescribed "Corridor Factor" to determine a minimum ratio of death benefit to Account Value.

  The "cash value accumulation test" also limits the amount of premiums payable under a Policy to a prescribed amount, using a minimum ratio of death benefit to Account Value, but employs as a standard a "net single premium" computed in compliance with the Code. If the Account Value under a Policy is at any time greater than the net single premium at the insured's age and sex for the proposed death benefit, the death benefit will be increased automatically by multiplying the Account Value by a "Death Benefit Factor" computed in compliance with the Code.

EXCESS VALUE

  As of the last Valuation Date in each Policy month, the Account Value of the Policy will be compared against an amount (the Basic Account Value described below) to determine if any "Excess Value" exists under the Policy. Any Excess Value may be withdrawn (as described below) or, if the Variable Death Benefit Option has been elected, will be used in computing the amount of variable death benefit. Excess Value is any amount of Account Value greater than Basic Account Value.

  The annual account statement that JHVLICO sends to each Owner will specify the amount of any Excess Value at the end of the reporting period. Owners who wish this information at any other time may contact their sales representative or telephone JHVLICO at 1-800-732-5543.

  Generally, the Basic Account Value at any time is what the Policy's Account Value would have been at that time if level annual premiums (and no additional premiums) had been paid in the amount of the Maximum Guaranteed Recalculation Premium at issue and earned a constant net return of 4% per annum and if the cost of insurance charges had been deducted at the maximum rates set forth in the Policy, and no other charges. The Maximum Guaranteed Recalculation Premium at issue is described under "Premiums--Premium Recalculation" and its amount is specified in each Policy. Notwithstanding the foregoing, if there is a Policy loan outstanding, the Basic Account Value will not be less than 110% of Policy Indebtedness. Also, in all cases where optional rider benefits have been selected, or the insured person is in a substandard risk category, an additional amount will be added in computing the Basic Account Value to cover these items through the end of the then-current Policy year.

  The Basic Account Value generally increases as the attained age of the insured increases. Basic Account Value can also be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount deemed necessary to support the Policy's benefits at any time based on accepted actuarial methods.

  Excess Value may arise from two sources. The Premium Component is Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative sum of Required Premiums. The Premium Component may be zero. The Experience Component is any amount of Excess Value above the Premium Component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

PARTIAL WITHDRAWAL OF EXCESS VALUE

  Under JHVLICO's current administrative rules, an Owner may withdraw Excess Value from the Policy on or after the first Policy anniversary. This privilege, which reduces the Account Value by the amount of the withdrawal and the associated charge, may be exercised only once in a Policy year and will be effective as of the end of the Valuation Period in which JHVLICO receives written notice satisfactory to it at its Servicing Office. The minimum amount that may be withdrawn is $1,000. A charge of $20 is made against Account Value for each partial withdrawal. Under Death Benefit Option 2, a partial withdrawal will always result in a reduction of the death benefit payable. Under Death Benefit Options 1 and 3, a partial withdrawal will reduce the death benefit payable only when the Current Death Benefit exceeds the Guaranteed Death Benefit. A withdrawal may have significant tax consequences. See "Tax Considerations".

  An amount equal to the Excess Value withdrawn plus the associated charge will be removed from each Subaccount in the same proportion as the Account Value is then allocated among the Subaccounts. A partial withdrawal is not a loan and, once made, cannot be repaid. No Contingent Deferred Sales Charge or Administrative Surrender Charge is deducted upon a partial withdrawal. Amounts withdrawn may reduce the cumulative amount of premiums received for purposes of determining whether the premium requirements of the Policy have been met. Moreover, because the Account Value is reduced by a partial withdrawal, the premium that results from a Premium Recalculation will be higher because of the partial withdrawal.

TRANSFERS AMONG SUBACCOUNTS

  The Owner may reallocate the amounts held for the Policy in the Subaccounts with no charge. The Owner may either (1) use percentages (in whole numbers) to be transferred among Subaccounts or (2) designate the dollar amount of funds to be transferred among Subaccounts. The reallocation must be such that the total in the Subaccounts after reallocation equals 100% of Account Value. Transfers out of a variable Subaccount will be effective at the end of the Valuation Period in which JHVLICO receives at its Servicing Office notice satisfactory to JHVLICO.

  Transfers out of the Fixed Account to the variable Subaccounts are permitted only once each Policy year and only during the 31-day period beginning on the Policy anniversary. Transfers out of the Fixed Account may be requested from 60 days before to 30 days after the Policy anniversary. If received on or before the Policy anniversary, requests for transfer out of the Fixed Account will be processed on the Policy anniversary (or the next Valuation Date if the Policy anniversary does not occur on a Valuation Date); if received after the Policy anniversary, they will be processed at the end of the Valuation Period in which JHVLICO receives the request at its Servicing Office. (JHVLICO reserves the right to defer such Fixed Account transfers for up to six months.) Transfers among variable Subaccounts and transfers into the Fixed Account may be requested at any time. A maximum of 20% of Fixed Account assets or, if greater, $500 may be transferred out of the Fixed Account in any Policy year. Currently, there is no minimum amount limit on transfers out of the Fixed Account, but JHVLICO reserves the right to impose such a limit in the future. If an Owner requests a transfer out of the Fixed Account 61 days or more prior to the Policy anniversary, that portion of the reallocation will not be processed and the Owner's confirmation statement will not reflect a transfer out of the Fixed Account as to such request.

  If the Owner requests a reallocation which would result in amounts being held in more than ten Subaccounts, such reallocation will not be effective and a revised reallocation may be chosen in order that amounts will be reallocated to no more than ten Subaccounts. No transfers among Subaccounts may be made while the Policy is in a grace period.

  Dollar Cost Averaging. A scheduled monthly transfer option is available to Owners seeking to take advantage of "dollar cost averaging". This option provides for the automatic transfer on a monthly basis of a dollar amount chosen by the Owner from the Money Market Subaccount to any of the other variable Subaccounts.

  Eligibility for this option is limited to an Owner who has $2500 or more in the Money Market Subaccount on the day the transfer is scheduled to begin. Scheduled transfers may be made to any one or more but not more than nine of any other variable Subaccounts but the amount to be transferred monthly to any Subaccount must be $100 or more.

  Once the election is received in form satisfactory to JHVLICO at its Servicing Office, transfers will begin on approximately the start of the second month following its receipt. To make an election or if you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect until the receipt of written notice from the Owner by JHVLICO at its Servicing Office of cancellation of the option, the election of a continued insurance option on lapse or receipt of notice of the death of the insured, whichever first occurs.

  Telephone Transfers and Policy Loans. Once a written authorization is completed by the Owner, the Owner may request a transfer or policy loan by telephoning 1-800-732-5543 or sending a written request via fax to 1-800-621-0448. Any fax request should include the Owner's name, daytime telephone number, Policy number and, in the case of transfers, the names of the Subaccounts from which and to which money will be transferred. The right to discontinue telephone transactions at any time without notice to Owners is specifically reserved. If the fax request option becomes unavailable, another means of telecommunications will be substituted.

  An Owner who authorizes telephone transactions will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone transaction instructions which JHVLICO reasonably believes to be genuine unless such loss, expense or cost is the result of JHVLICO's mistake or negligence. JHVLICO employs procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If JHVLICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

LOAN PROVISIONS AND INDEBTEDNESS

  Loan Provision. Loans may be made at any time a Loan Value is available after the first Policy year. The Owner may borrow money, assigning the Policy as the only security for the loan, by completion of a form satisfactory to JHVLICO or, if the telephone transaction authorization form has been completed, by telephone. Assuming no outstanding Indebtedness in Policy years two and three, the Loan Value will be 75% of that portion of the Surrender Value attributable to the variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments and, in later Policy years, 90% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an effective annual rate of 5% in the first 20 Policy years, and 4.5% thereafter.

  The amount of any outstanding loan plus accrued interest is called the "Indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $300. The Owner may repay all or a portion of any Indebtedness while the insured is living and the Policy is not in a grace period. When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and the Fixed Account, as applicable. This amount is allocated to a portion of JHVLICO's general account called the "Loan Assets". Each Subaccount will be reduced in the same proportion as the Account Value is then allocated among the Subaccounts. Upon each loan repayment, the same proportionate amount of the entire loan as was borrowed from the Fixed Account will be repaid to the Fixed Account. The remainder of the loan repayment will be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. For example, if the entire loan outstanding is $3000 of which $1000 was borrowed from the Fixed Account, then upon a repayment of $1500, $500 would be allocated to the Fixed Account and the remaining $1000 would be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. If an Owner wishes any payment to constitute a loan repayment (rather than a premium payment), the Owner must so specify.

  Effect of Loan and Indebtedness. A loan does not directly affect the amount of the Required Premium. While the Indebtedness is outstanding, that portion of the Account Value that is in Loan Assets is credited interest at a rate that for the first 20 Policy years is 1% less than the loan interest rate and thereafter is .5% less than the loan interest rate. The rate credited to Loan Assets will usually be different than the net return for the Subaccounts. Since Loan Assets and the remaining portion of the Account Value will generally have different rates of investment return, the Account Value, the Surrender Value, and any death benefit above the Guaranteed Death Benefit are permanently affected by any Indebtedness, whether or not it is repaid in whole or in part. The amount of any Indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the Indebtedness equals or exceeds the Surrender Value, the Policy terminates 31 days after notice has been mailed by JHVLICO to the Owner and any assignee of record at their last known addresses, unless a repayment of the excess Indebtedness is made within that period.

  If a Policy is a modified endowment at the time a loan is made, that loan may have significant tax consequences. See "Tax Considerations".

DEFAULT AND OPTIONS ON LAPSE

  Premium Grace Period, Default and Lapse. Any Required Premium, unless paid in advance, is in default if not paid on or before its Modal scheduled payment date, but the Policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) The insurance continues in full force during the grace period but, if the insured dies during the grace period, the amount in default is deducted from the death benefit otherwise payable. The premium requirement may also be satisfied and, thus, default may be avoided, if any Excess Value is available on the scheduled due date.

  Written notice will be furnished to the Owner at his or her last known address, at least 31 days prior to the end of the grace period, specifying the minimum amount which must be paid to continue the Policy in force on a premium paying basis after the end of the grace period. If a payment at least equal to the amount in default is not received by the end of the grace period, the Policy will lapse. If payment by the Owner of an amount at least equal to the amount in default is received prior to the end of the grace period, the Policy will no longer be in default. The portion of the payment equal to the amount in default will be processed as if it had been received the day it was due; any excess payment will be processed as of the end of the Valuation Period in which it is received. See "Premium Payments".

  Options on Lapse. If a Policy lapses, the Surrender Value on the date of lapse is applied under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured commencing on the date of lapse.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the Policy, which the Surrender Value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in accordance with the investment experience of the Subaccounts. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the Policy, with the insurance coverage continuing for as long a period as the available Policy values will purchase.

  If no option has been elected before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  The Variable Paid-Up Insurance option is not available unless the initial amount of Variable Paid-Up Insurance is at least $5,000.

  A Policy continued under any option may be surrendered for its Surrender Value while the insured is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.

  Reinstatement. The Policy may be reinstated in accordance with its terms (including evidence of insurability satisfactory to JHVLICO and payment of the required premium and charges) within 3 years after the beginning of the grace period unless the Surrender Value has been paid or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired.

EXCHANGE PRIVILEGE

  The Owner may transfer the entire Account Value under the Policy to the Fixed Account at any time, creating a non-variable Policy. The exchange will be effective at the end of the Valuation Period in which JHVLICO receives at its Servicing Office notice of the transfer satisfactory to JHVLICO.

                              -----------------

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                              CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  In addition to part of the sales charge (see "Sales Charges" below), the following charges are deducted from premiums:

  State Premium Tax Charge. A charge equal to 2.35% of each premium payment will be deducted from each premium payment. The 2.35% rate is the average rate expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies.

  Federal DAC Tax Charge. A charge currently equal to 1.25% of each premium payment will be deducted from each premium payment to cover the estimated cost to JHVLICO of the Federal income tax treatment of the Policies' deferred acquisition costs--commonly referred to as the "DAC Tax". JHVLICO has determined that this charge is reasonable in relation to JHVLICO's increased Federal income tax burden under the Internal Revenue Code resulting from the receipt of premiums. JHVLICO will not increase this charge under outstanding Policies, but reserves the right, subject to any required regulatory approval, to change this charge for Policies not yet issued in order to correspond with changes in the Federal income tax treatment of the Policies' deferred acquisition costs.

SALES CHARGES

  Charges are made to compensate JHVLICO for the cost of selling the Policy. This cost includes agents' commissions, advertising, and the printing of the prospectuses and sales literature. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. JHVLICO expects to recover its total sales expenses over the period the Policies are in effect. To the extent that sales charges are insufficient to cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the Policies, or from JHVLICO's general assets. See "Distribution of Policies."

  From Premiums. Part of the sales charge is deducted from premiums received. This amount is 5% of the premiums received in any Policy year that do not exceed that year's total Required Premium. JHVLICO currently intends to make this deduction only in the first 10 Policy years, but this is not contractually guaranteed and the right is reserved to continue deductions over a longer period. Because the Policies were first offered for sale in 1994, no Policies have yet been outstanding for more than 10 years.

  JHVLICO will waive a portion of the sales charge (it is currently waiving a portion equal to1 1/2% of the Required Premium) otherwise to be deducted on a Policy with a current Sum Insured of $250,000 or higher. The continuation of this waiver is not contractually guaranteed and the waiver may be withdrawn or modified by JHVLICO in the future.

  No sales charge is deducted from a premium payment received in excess of Required Premium in any Policy year.

  Paying more than one Required Premium in any Policy year could reduce the Owner's total sales charges. For example, if a Required Premium of $1,000 were paid in each of the first two Policy years, total sales charges deducted would be $100. If instead both of these Required Premiums were paid during the first Policy year, the total sales charge deducted would be only $50. Nevertheless, attempting to accelerate or decelerate premium payments to reduce the potential sales charge deducted from premiums is not recommended. Any such acceleration of premium payments could result in a greater Contingent Deferred Sales Charge (and, hence, a greater overall sales charge) if the Policy were surrendered and would increase the likelihood that the Policy would become a modified endowment (see "Tax Considerations--Policy Proceeds"). On the other hand, to pay less than the amount of Required Premiums by their due dates is to run the risk that the Policy will lapse, in which case the Owner will lose insurance coverage and be subject to additional charges.

  Contingent Deferred Sales Charge. The remainder of the sales charge will be deducted only if the Policy is surrendered or stays in default past its grace period. This second part is the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge, however, will not be deducted for a Policy that lapses or is surrendered on or after the Policy's thirteenth anniversary, and it will be reduced for a Policy that lapses or is surrendered between the end of the seventh Policy year and the end of the thirteenth Policy year.

  The Contingent Deferred Sales Charge is a percentage of the lesser of (a) the total amount of premiums paid before the date of surrender or lapse and (b) the sum of the Base Policy Premiums due on or before the date of surrender or lapse. (For this purpose Base Policy Premiums are pro-rated through the end of the Policy Month in which the surrender or lapse occurs).


                                                     Maximum Contingent Deferred Sales
                                                   Charge as a Percentage of Base Policy
                                                      Premiums Due Through Effective
      For Surrenders or Lapses Effective During:        Date of Surrender or Lapse
      ------------------------------------------   -------------------------------------
      Policy Years 1-6  . . . . . . . . . . . .                   15.00%
      Policy Year 7 . . . . . . . . . . . . . .                   12.85%
      Policy Year 8 . . . . . . . . . . . . . .                   10.00%
      Policy Year 9 . . . . . . . . . . . . . .                    7.77%
      Policy Year 10  . . . . . . . . . . . . .                    6.00%
      Policy Year 11  . . . . . . . . . . . . .                    4.55%
      Policy Year 12  . . . . . . . . . . . . .                    2.92%
      Policy Year 13  . . . . . . . . . . . . .                    1.54%
      Policy Year 14 and Later  . . . . . . . .                       0%

---------

  The amount of the Contingent Deferred Sales Charge is calculated on the basis of the Base Policy Premium for the age of the insured at the time of issue of the Policy.

  The absence of any need to pay a Required Premium because of the existence of Excess Value on a scheduled due date does not impact the amount of Base Policy Premiums deemed to have been due to date for purposes of the Contingent Deferred Sales Charge. For example, if the size of the Account Value is sufficiently large that the Required Premium for the fifth Policy year otherwise payable need not be paid and the Owner surrenders the Policy at the end of the fifth Policy year, the Contingent Deferred Sales Charge would be based on the sum of five Base Policy Premiums on the Policy (or, if less, the total amount of premiums actually paid during all five Policy years). Similarly, if a Premium Recalculation is required or effected, the amount of premiums due to the date of any subsequent surrender or lapse for purposes of calculating the Contingent Deferred Sales Charge will continue to be based on the Base Policy Premium in effect prior to such recalculation.

  The Contingent Deferred Sales Charge reaches its maximum at the end of the sixth Policy year, stays level in the seventh Policy year and is reduced in each Policy year thereafter until it reaches zero in Policy year 14. At issue ages higher than age 54, the maximum is reached at an earlier Policy year, and may be reduced to zero over a shorter number of years.

ADMINISTRATIVE SURRENDER CHARGE

  A charge is made if the Policy is surrendered or lapses in the first nine Policy years to recover administrative expenses relating to the issue of the Policy which would not otherwise be recouped. The maximum charge in Policy years 1 through 6 is $5 per $1,000 of Guaranteed Death Benefit, in Policy years 7 and 8 is $4 per $1,000 of Guaranteed Death Benefit and in Policy year 9 is $3 per $1,000 of Guaranteed Death Benefit. For insureds age 24 or less at issue, this charge will never be more than $200 and will be charged only in the first four Policy years. Currently a Policy with a Guaranteed Death Benefit at time of surrender or lapse of $250,000 or more is not charged. A Policy of less than $250,000 Guaranteed Death Benefit at time of surrender or lapse is not currently charged if the surrender or lapse is after the fourth Policy year and is charged no more than $300 if the surrender or lapse is in the first four Policy years. These lower current charges may be withdrawn or modified by JHVLICO at some future date.

  This charge is made to compensate JHVLICO for expenses incurred in connection with the underwriting, issuance and maintenance of the Policy which may not be recovered in the event of an early surrender or lapse of the Policy.

REDUCED CHARGES FOR ELIGIBLE GROUPS

  The sales charges, Administrative Surrender Charge and Issue Charge (described below) otherwise applicable may be reduced with respect to Policies issued to a class of associated individuals or to a trustee, employer or similar entity where JHVLICO anticipates that the sales to the members of the class will result in lower than normal sales and administrative expenses. These reductions will be made in accordance with JHVLICO's rules in effect at the time of the application for a Policy. The factors considered by JHVLICO in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated persistency of the Policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Policy purchasers in the class and will not be unfairly discriminatory to the interests of any Policy Owner.

CHARGES DEDUCTED FROM ACCOUNT VALUE

  The following charges are deducted from Account Value:

  Issue Charge. JHVLICO will deduct from Account Value an Issue Charge equal to $20 per month for the first twelve Policy months to compensate JHVLICO for expenses incurred in connection with the issuance of the Policy, other than sales expenses. Such expenses include medical examinations, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records.

  Maintenance Charge. JHVLICO will deduct from Account Value a monthly charge not to exceed $8 for all Policy years. The current monthly charge is $6.

  This charge is to compensate JHVLICO for administrative expenses, including recordkeeping, processing death claims and surrenders, making Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  Insurance Charge. The insurance charge deducted monthly from Account Value is based on the attained age of the insured and the amount at risk. The amount at risk is the difference between the death benefit and the Account Value. The amount of the insurance charge is determined by multiplying JHVLICO's then current monthly rate for insurance by the amount at risk.

  Current monthly rates for insurance are based on the sex, age, smoking status, underwriting class of the insured and the length of time the Policy has been in effect. JHVLICO may change these rates from time to time, but they will never be more than the guaranteed maximum rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables set forth in the Policy.

  A reduction in the insurance charge may be made to a Policy Beginning on the first day of the first month in the tenth Policy year, JHVLICO may make a special monthly credit to the Account Value. If such a credit is made, it will be reflected as a reduction to the insurance charge as described below. This credit and reduction is not guaranteed but it is JHVLICO's present intention to effect the credit and reduction in the tenth and following Policy years as long as the Policy is in force.

  The amount of the reduction will depend upon the length of time the Policy has been in force. In the tenth Policy year the monthly insurance charge will be reduced by an amount equal to a percentage of the then Account Value. This percentage will begin at an annual effective rate of .20% in the tenth Policy year and increase annually by .01% through and including the thirtieth Policy year. Thereafter the percentage reduction each year the Policy remains in force will be at an annual effective rate of .40%.

  For example, it is expected that the reduction percentage would be at an effective annual rate of .21% in Policy year 11, .30% in Policy year 20 and .40% in Policy year 30.

  JHVLICO reserves the right to modify or discontinue this reduction. Because the Policies were first offered for sale in 1994, no reductions have yet been made.

  Lower current insurance rates are offered at most ages for insureds who qualify as non-smokers. To qualify, an insured must meet additional requirements that relate to smoking habits.

  JHVLICO also charges lower current insurance rates under a Policy with a current Sum Insured of $250,000 or higher, but these lower rates are not contractually guaranteed and may be withdrawn at some future date.

  Guaranteed Death Benefit Charge. JHVLICO deducts a charge from that portion of the Account Value attributable to the variable Subaccounts for the minimum death benefit that has been guaranteed. JHVLICO guarantees that the death benefit will never be less than the Sum Insured. In return for making this guarantee, JHVLICO currently makes a monthly charge of 1c per $1000 of the current Sum Insured. This charge may be increased by JHVLICO but will never exceed 3c per $1000 of the current Sum Insured.

  When a Premium Recalculation is effected, and the new Base Policy Premium is less than the Guaranteed Maximum Recalculated Premium for the insured's age at issue of the Policy, a one-time deduction is made from the amount applied as compensation for the additional guarantee. The current charge is1 1/2% of the portion of the Account Value applied to reduce the new Base Policy Premium to an amount below the Guaranteed Maximum Recalculated Premium for the insured's age at issue. This charge may be increased by JHVLICO but it will never exceed 3% of the amount applied.

  Charge for Mortality and Expense Risks. A daily charge is deducted from the variable Subaccounts for mortality and expense risks assumed by JHVLICO at an effective annual rate of .60% of the value of the assets of each variable Subaccount attributable to the Policies. This charge begins when amounts under a Policy are first allocated to the Account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefit than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. JHVLICO will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

  Charges for Extra Mortality Risks. An insured who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. This additional premium is collected in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from Account Value in equal installments.

  Charges for Additional Insurance Benefits. An additional Required Premium must be paid if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from Account Value in equal installments.

  Charges for Taxes. Currently no charge is made against Account Value for JHVLICO's Federal income taxes but if JHVLICO incurs, or expects to incur, income taxes attributable to the Account or this class of Policies in future years, it reserves the right to make a charge and any charge would affect what the Subaccounts earn. Charges for other taxes, if any, attributable to the Subaccounts may also be made.

  Charge for Partial Withdrawal. On or after the first Policy anniversary, the Owner may withdraw all or part of any Excess Value in the Policy. The amount to be withdrawn must be at least $1,000. An administrative charge equal to $20 will be deducted from the Account Value on the date of withdrawal.

  Guarantee of Premiums and Certain Charges. The Policy's Base Policy Premium is guaranteed not to increase, except that a larger Base Policy Premium may result from the Premium Recalculation. The state premium tax charge, the Federal DAC Tax charge, mortality and expense risk charge, the charge for partial withdrawals and the Issue Charge are guaranteed not to increase over the life of the Policy. The maintenance charge, the Guaranteed Death Benefit Charge, the sales charges, the Administrative Surrender Charge and the insurance charge are guaranteed not to exceed the maximums set forth in the Policy.

  Fund Investment Management Fees and Other Fund Expenses. The Account purchases shares of the Fund at net asset value, a value which reflects the deduction from the assets of the Fund of its investment management fees and certain other non-advisory Fund operating expenses, which are described briefly in the Summary of this Prospectus. For a full description of these deductions, see the attached prospectus for the Fund.

  The monthly deductions from Account Value described above are deducted on the date of issue and on the first day of each Policy month thereafter. These deductions are made from the Subaccounts in proportion to the amount of Account Value in each. For each month that JHVLICO is unable to deduct any charge because there is insufficient Account Value, the uncollected charges will accumulate and be deducted when and if sufficient Account Value is available.

                            DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's Policies and who are also registered representatives ("representatives") of John Hancock Distributors, Inc. ("Distributors"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a Policy and each insured's risk classification. Pursuant to a sales agreement among John Hancock, Distributors, JHVLICO, and the Account, Distributors acts as the principal underwriter of the Policies. The sales agreement will remain in effect until terminated upon sixty days' written notice by any party. JHVLICO will make the appropriate refund if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Distributors' representatives are compensated for sales of the Policies on a commission and service fee basis by Distributors, and JHVLICO reimburses Distributors for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to an agent for selling a Policy is 50% of the Base Policy Premiums (prior to any Premium Recalculation) that would be payable in the first Policy year, 8% of such premiums payable in the second, third and fourth Policy years and 3% of any such premiums received by JHVLICO in later years. The maximum commission on any other premium paid in any year is 3%.

  Representatives with less than four years of service with Distributors and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  Distributors is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc., and is a member of the Securities Investor Protection Corporation. The Policies are also sold through other registered broker-dealers that have entered into selling agreements with Distributors and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Distributors' representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Distributors will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Distributors for such amounts and for certain other direct expenses in connection with marketing the Policies through other broker-dealers. In addition, these representatives may earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Distributors serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and S. Distributors is also the principal underwriter for John Hancock Variable Series Trust I.

                               TAX CONSIDERATIONS

  The below description of Federal income tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax advisor. Federal, state and local tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, JHVLICO believes the Policy will receive the same Federal income and estate tax treatment. Section 7702 of the Internal Revenue Code ("Code") defines life insurance for Federal tax purposes. If certain standards are met at issue over the life of the Policy, the Policy will come within that definition. JHVLICO will monitor compliance with these standards. Furthermore, JHVLICO reserves the right to make any changes in the Policy necessary to ensure the Policy is within the definition of life insurance.

  JHVLICO believes that the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, increases in Account Value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are actually received through withdrawal, surrender or other distributions.

  A surrender, partial surrender or withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the surrender value exceeds the net premiums paid under the Policy, i.e., ignoring premiums paid for optional benefits and riders. But under certain circumstances within the first 15 Policy years the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  JHVLICO also believes that, except as noted below, loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner. However, the amount of any loan outstanding will be taxed to the Owner when the Policy lapses.

  Distributions under Policies on which premiums greater than the "7-pay" limit have been paid will be treated as distributions from a "modified endowment," which are subject to taxation based on Federal tax legislation. The Owner of such a Policy will be taxed on distributions such as loans, surrenders, partial surrenders and withdrawals to the extent of any income (gain) to the Owner (income-first basis). The distributions affected will be those made on or after, and within the two year period prior to the time the Policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on income distributed before the Owner attains age59 1/2.

  Furthermore, any time there is a "material change" in a Policy (such as an increase in Sum Insured, the addition of certain other Policy benefits after issue, or reinstatement of a lapsed policy), the Policy will be subject to a new "7-pay" test, with the possibility of a tax on distributions if it were subsequently to become a modified endowment. Moreover, if benefits under a Policy are reduced (such as a reduction in the Sum Insured or death benefit or the reduction or cancellation of certain rider benefits, or Policy termination) during the 7 years in which the 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowment contracts issued by the same insurer (or affiliates) to the Owner during any calendar year generally will be treated as one contract for the purpose of applying these rules. Your tax advisor should be consulted if you have questions regarding the possible impact of the 7-pay limit on your Policy.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

CHARGE FOR JHVLICO'S TAXES

  Except for the DAC Tax charge, currently JHVLICO makes no charge for Federal income taxes that may be attributable to this class of Policies. If JHVLICO incurs, or expects to incur, income taxes attributable to this class of Policies or any Subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, JHVLICO may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

CORPORATE AND H.R. 10 PLANS

  The Policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized.

              BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:



   Directors--Officers                    Principal Occupations
   -------------------                    ---------------------
   David                   F. D'Alessandro Chairman of the Board and Chief
                           Executive Officer of JHLICO; President and Chief
                           Operating Officer, John Hancock Mutual Life Insurance
                           Company.
   Henry D. Shaw           Vice Chairman of the Board and President of JHVLICO;
                           Senior Vice President, John Hancock Mutual Life
                           Insurance Company.
   Thomas J. Lee           Director of JHVLICO; Vice President, John Hancock
                           Mutual Life Insurance Company.
   Michele G. Van Leer     Director of JHVLICO; Senior Vice President, John
                           Hancock Mutual Life Insurance Company.
   Ronald J. Bocage        Director, Vice President and Counsel of JHVLICO;
                           Vice President and Counsel, John Hancock Mutual Life
                           Insurance Company.
   Joseph A. Tomlinson     Director and Vice President of JHVLICO; Vice
                           President, John Hancock Mutual Life Insurance
                           Company.
   Robert R. Reitano       Director of JHVLICO; Vice President, John Hancock
                           Mutual Life Insurance Company.
   Robert S. Paster        Director of JHVLICO; Second Vice President, John
                           Hancock Mutual Life Insurance Company.
   Barbara L. Luddy        Director and Actuary of JHVLICO; Second Vice
                           President, John Hancock Mutual Life Insurance
                           Company.
   Daniel L. Ouellette     Vice President, Marketing, of JHVLICO; Vice
                           President, John Hancock Mutual Life Insurance
                           Company.
   Patrick F. Smith        Controller of JHVLICO; Assistant Controller, John
                           Hancock Mutual Life Insurance Company.




  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                                    REPORTS

  In each Policy year (except while the Policy is continued in effect under a fixed option on lapse) a statement will be sent to the Owner setting forth the amount of the Current and Guaranteed Death Benefits, the Account Value, the portion of the Account Value in each Subaccount, the Surrender Value, premiums received and charges deducted from premium since the last report, and any outstanding Indebtedness (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to Owners of transfers among Subaccounts, Policy loans, partial withdrawals of Excess Value and certain other Policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, an Owner who makes a premium payment that differs by more than $25 from that billed will receive a separate confirmation of that premium payment.

  Owners will be sent semiannually a report containing the financial statements of the Fund, including a list of securities held in its Portfolio.

                               VOTING PRIVILEGES

  All of the assets in the variable Subaccounts of the Account are invested in shares of the corresponding Portfolios of the Fund. JHVLICO will vote the shares of each of the Portfolios of the Fund which are deemed attributable to qualifying variable life insurance policies and variable annuity contracts at regular and special meetings of the Fund's shareholders in accordance with instructions received from owners of such policies or contracts. Shares of the Fund held in the Account which are not attributable to such policies or contracts and shares for which instructions from owners are not received will be represented by JHVLICO at the meeting and will be voted for and against each matter in the same proportions as the votes based upon the instructions received from the owners of all such policies and contracts.

  The number of Fund shares held in each variable Subaccount deemed attributable to each Owner is determined by dividing the amount of a Policy's Account Value held in the variable Subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that variable Subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Fund's meetings.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of the Fund, ratification of the selection of independent auditors, approval of Fund investment advisory agreements and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by JHVLICO in order that voting instructions may be given.

  JHVLICO may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios or to approve or disapprove an investment advisory or underwriting contract for the Fund. JHVLICO also may disregard voting instructions in favor of changes initiated by an owner or a Fund's Board of Trustees in an investment policy, investment adviser or principal underwriter of the Fund, if JHVLICO (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a variable Subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of JHVLICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the variable Subaccount. In the event JHVLICO does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to owners.

                         CHANGES THAT JHVLICO CAN MAKE

  The voting privileges described in this Prospectus are afforded based on JHVLICO's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, JHVLICO reserves the right to proceed in accordance with any such revised requirements. JHVLICO also reserves the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which the Policies belong from the Account to another separate account or variable Subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, an affiliate or John Hancock, (3) to deregister the Account under the 1940 Act, (4) to substitute for the Portfolio shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. JHVLICO would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

                                STATE REGULATION

  JHVLICO is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  JHVLICO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

                                 LEGAL MATTERS

  The legal validity of the Policies described in this Prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised JHVLICO on certain Federal securities law matters in connection with the Policies.

                             REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of JHVLICO and the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Malcolm Cheung, F.S.A., an Actuary of JHVLICO.

                              FINANCIAL STATEMENTS

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the Policies.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997


                                         Large Cap     Sovereign   International  Small Cap   International   Mid Cap
                                           Growth        Bond        Equities       Growth      Balanced       Growth
                                         Subaccount   Subaccount    Subaccount    Subaccount   Subaccount    Subaccount
                                        ------------  -----------  -------------  ----------  -------------  ----------
                                        ---------------------------------------------------------------------------------
ASSETS
Investment in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . .   $220,404,877  $77,364,479   $41,970,969   $8,388,753   $1,157,805    $4,786,962
Investments in shares of portfolios of
 M Fund Inc., at value  . . . . . . .             --           --            --           --           --            --
Receivable from:
 John Hancock Variable Series Trust I        136,286      346,734     1,409,104       66,139          502         5,059
 M Fund Inc.  . . . . . . . . . . . .             --           --            --           --           --            --
                                        ------------  -----------   -----------   ----------   ----------    ----------
TOTAL ASSETS  . . . . . . . . . . . .    220,541,163   77,711,213    43,380,073    8,454,892    1,158,307     4,792,021
LIABILITIES
 Payable to:
  John Hancock Variable Life Insurance
   Company. . . . . . . . . . . . . .        132,686      345,471     1,408,454       66,005          483         4,981
  M Fund Inc. . . . . . . . . . . . .             --           --            --           --           --            --
 Asset charges payable  . . . . . . .          3,600        1,263           650          134           19            78
                                        ------------  -----------   -----------   ----------   ----------    ----------
TOTAL LIABILITIES . . . . . . . . . .        136,286      346,734     1,409,104       66,139          502         5,059
                                        ------------  -----------   -----------   ----------   ----------    ----------
NET ASSETS  . . . . . . . . . . . . .   $220,404,877  $77,364,479   $41,970,969   $8,388,753   $1,157,805    $4,786,962
                                        ============  ===========   ===========   ==========   ==========    ==========
                                        Large Cap      Money       Mid Cap       Special      Real Estate
                                          Value       Market        Value     Opportunities     Equity
                                        Subaccount  Subaccount   Subaccount    Subaccount     Subaccount
                                        ----------  -----------  -----------  -------------  -------------
                                        ------------------------------------------------------------------
ASSETS
Investment in shares of portfolios of   $6,535,144  $16,502,852  $13,182,435   $51,834,969    $42,559,352
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . .
Investments in shares of portfolios of          --           --           --            --             --
 M Fund Inc., at value  . . . . . . .
Receivable from:
 John Hancock Variable Series Trust I       45,146      242,747       52,975     1,256,884         11,157
 M Fund Inc.  . . . . . . . . . . . .           --           --           --            --             --
                                        ----------  -----------  -----------   -----------    -----------
TOTAL ASSETS  . . . . . . . . . . . .    6,580,290   16,745,599   13,235,410    53,091,853     42,570,509
LIABILITIES
 Payable to:
  John Hancock Variable Life Insurance      45,040      242,480       52,761     1,256,074         10,480
   Company. . . . . . . . . . . . . .
  M Fund Inc. . . . . . . . . . . . .           --           --           --            --             --
 Asset charges payable  . . . . . . .          106          267          214           810            677
                                        ----------  -----------  -----------   -----------    -----------
TOTAL LIABILITIES . . . . . . . . . .       45,146      242,747       52,975     1,256,884         11,157
                                        ----------  -----------  -----------   -----------    -----------
NET ASSETS  . . . . . . . . . . . . .   $6,535,144  $16,502,852  $13,182,435   $51,834,969    $42,559,352
                                        ==========  ===========  ===========   ===========    ===========




---------
See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

DECEMBER 31, 1997


                                                                                     Short-Term
                                                           Growth &                     U.S.     Small Cap   International
                                                            Income       Managed     Government    Value     Opportunities
                                                          Subaccount    Subaccount   Subaccount  Subaccount   Subaccount
                                                         ------------  ------------  ----------  ----------  -------------
ASSETS
Investment in shares of portfolios of John Hancock
 Variable Series Trust I, at value . . . . . . . . . .   $415,058,955  $370,265,102  $4,477,991  $7,081,141   $6,510,024
Investments in shares of portfolios of M Fund Inc., at
 value . . . . . . . . . . . . . . . . . . . . . . . .             --            --          --          --           --
Receivable from:
 John Hancock Variable Series Trust I  . . . . . . . .      1,579,180        67,783       8,610      30,094       33,701
 M Fund Inc. . . . . . . . . . . . . . . . . . . . . .             --            --          --          --           --
                                                         ------------  ------------  ----------  ----------   ----------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .    416,638,135   370,332,885   4,486,601   7,111,235    6,543,725
LIABILITIES
 Payable to:
  John Hancock Variable Life Insurance Company . . . .      1,572,407        61,715       8,547      29,979       33,594
  M Fund Inc.  . . . . . . . . . . . . . . . . . . . .             --            --          --          --           --
 Asset charges payable . . . . . . . . . . . . . . . .          6,773         6,068          63         115          107
                                                         ------------  ------------  ----------  ----------   ----------
TOTAL LIABILITIES  . . . . . . . . . . . . . . . . . .      1,579,180        67,783       8,610      30,094       33,701
                                                         ------------  ------------  ----------  ----------   ----------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . .   $415,058,955  $370,265,102  $4,477,991  $7,081,141   $6,510,024
                                                         ============  ============  ==========  ==========   ==========
                                                                                    Turner      Edinburgh       Frontier
                                                           Equity     Strategic      Core     International     Capital
                                                            Index        Bond       Growth       Equity       Appreciation
                                                         Subaccount   Subaccount  Subaccount   Subaccount      Subaccount
                                                         -----------  ----------  ----------  -------------  --------------
ASSETS
Investment in shares of portfolios of John Hancock       $10,430,076  $2,627,808   $     --     $     --       $       --
 Variable Series Trust I, at value . . . . . . . . . .
Investments in shares of portfolios of M Fund Inc., at            --          --    244,835      794,869        2,536,602
 value . . . . . . . . . . . . . . . . . . . . . . . .
Receivable from:
 John Hancock Variable Series Trust I  . . . . . . . .        10,685       1,304         --           --               --
 M Fund Inc. . . . . . . . . . . . . . . . . . . . . .            --          --          4           13               41
                                                         -----------  ----------   --------     --------       ----------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .    10,440,761   2,629,112    244,839      794,882        2,536,643
LIABILITIES
 Payable to:
  John Hancock Variable Life Insurance Company . . . .        10,514       1,261         --           --               --
  M Fund Inc.  . . . . . . . . . . . . . . . . . . . .            --          --         --           --               --
 Asset charges payable . . . . . . . . . . . . . . . .           171          43          4           13               41
                                                         -----------  ----------   --------     --------       ----------
TOTAL LIABILITIES  . . . . . . . . . . . . . . . . . .        10,685       1,304          4           13               41
                                                         -----------  ----------   --------     --------       ----------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . .   $10,430,076  $2,627,808   $244,835     $794,869       $2,536,602
                                                         ===========  ==========   ========     ========       ==========




---------
See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

STATEMENTS OF OPERATIONS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,




                                        Large Cap Growth Subaccount             Sovereign Bond Subaccount
                                   --------------------------------------  -------------------------------------
                                      1997         1996          1995         1997         1996          1995
                                   -----------  ------------  -----------  -----------  ------------  ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I . . . . . . . . . . .   $19,906,569  $22,706,338   $ 9,127,019  $5,517,405   $ 4,518,056   $3,997,055
  M Fund Inc.  . . . . . . . . .            --           --            --          --            --           --
                                   -----------  -----------   -----------  ----------   -----------   ----------
Total investment income  . . . .    19,906,569   22,706,338     9,127,019   5,517,405     4,518,056    3,997,055
Expenses:
 Mortality and expense
  risks  . . . . . . . . . . . .     1,152,388      789,368       527,639     417,812       352,330      288,879
                                   -----------  -----------   -----------  ----------   -----------   ----------
Net investment income
 (loss)  . . . . . . . . . . . .    18,754,181   21,916,970     8,599,380   5,099,593     4,165,726    3,708,176
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . .     5,377,678    2,555,654       839,997    (316,608)     (136,401)      63,373
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    24,886,516   (2,922,417)   13,485,769   1,592,275    (1,537,488)   4,386,358
                                   -----------  -----------   -----------  ----------   -----------   ----------
Net realized and unrealized gain
 (loss) on investments . . . . .    30,264,194     (366,763)   14,325,766   1,275,667    (1,673,889)   4,449,731
                                   -----------  -----------   -----------  ----------   -----------   ----------
Net increase (decrease) in net
 assets resulting from operations  $49,018,375  $21,550,207   $22,925,146  $6,375,260   $ 2,491,837   $8,157,907
                                   ===========  ===========   ===========  ==========   ===========   ==========
                                              International                   Small Cap
                                                Equities                        Growth          International Balanced
                                               Subaccount                     Subaccount              Subaccount
                                   ------------------------------------  --------------------   -----------------------
                                      1997          1996        1995       1997       1996*        1997          1996*
                                   ------------  ----------  ----------  ---------  ----------  ------------  ------------
Investment income:
 Distributions received from:
  John Hancock Variable Series     $ 2,032,258   $  460,651  $  313,290  $  3,380   $   1,404    $ 62,258       $11,409
   Trust I . . . . . . . . . . .
  M Fund Inc.  . . . . . . . . .            --           --          --        --          --          --            --
                                   -----------   ----------  ----------  --------   ---------    --------       -------
Total investment income  . . . .     2,032,258      460,651     313,290     3,380       1,404      62,258        11,409
Expenses:
 Mortality and expense
  risks  . . . . . . . . . . . .       249,823      209,866     158,467    33,986       6,704       6,972         1,311
                                   -----------   ----------  ----------  --------   ---------    --------       -------
Net investment income                1,782,435      250,785     154,823   (30,606)     (5,300)     55,286        10,098
 (loss)  . . . . . . . . . . . .
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)  . . .       958,182      156,348     709,715   116,210    (210,939)     29,092         1,642
 Net unrealized appreciation
  (depreciation) during the         (4,981,747)
  period . . . . . . . . . . . .   -----------    2,539,023   1,169,158   732,330     (86,846)    (68,785)       18,954
                                                 ----------  ----------  --------   ---------    --------       -------
Net realized and unrealized gain
 (loss) on investments . . . . .    (4,023,565)   2,695,371   1,878,873   848,540    (297,785)    (39,693)       20,596
                                   -----------   ----------  ----------  --------   ---------    --------       -------
Net increase (decrease) in net
 assets resulting from operations  $(2,241,130)  $2,946,156  $2,033,696  $817,934   $(303,085)   $ 15,593       $30,694
                                   ===========   ==========  ==========  ========   =========    ========       =======




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                               Mid Cap Growth      Large Cap Value
                                                 Subaccount           Subaccount         Money Market Subaccount
                                              ------------------  ------------------  ------------------------------
                                                1997      1996*     1997     1996*      1997      1996       1995
                                              ---------  -------  --------  --------  --------  --------  ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I  . .   $     --   $ 7,102  $259,192  $ 36,343  $895,867  $918,057  $1,021,645
  M Fund Inc. . . . . . . . . . . . . . . .         --        --        --        --        --        --          --
                                              --------   -------  --------  --------  --------  --------  ----------
Total investment income . . . . . . . . . .                7,102   259,192    36,343   895,867   918,057   1,021,645
Expenses:
 Mortality and expense risks  . . . . . . .     20,278     4,054    23,604     3,072   101,168   105,920     108,941
                                              --------   -------  --------  --------  --------  --------  ----------
Net investment income (loss)  . . . . . . .    (20,278)    3,048   235,588    33,271   794,699   812,137     912,704
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain  . . . . . . . . . . . .     64,078       168   147,209     3,072        --        --          --
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .    567,677    38,250   547,716    87,225        --        --          --
                                              --------   -------  --------  --------  --------  --------  ----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .    631,755    38,418   694,925    90,297        --        --          --
                                              --------   -------  --------  --------  --------  --------  ----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $611,477   $41,466  $930,513  $123,568  $794,699  $812,137  $  912,704
                                              ========   =======  ========  ========  ========  ========  ==========
                                                 Mid Cap Value
                                                   Subaccount        Special Opportunities Subaccount
                                              --------------------  ------------------------------------
                                                 1997      1996*       1997          1996         1995
                                              ----------  --------  ------------  ----------  ------------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I  . .   $  972,249  $ 28,018  $ 5,058,010   $1,789,171   $  483,189
  M Fund Inc. . . . . . . . . . . . . . . .           --        --           --           --           --
                                              ----------  --------  -----------   ----------   ----------
Total investment income . . . . . . . . . .      972,249    28,018    5,058,010    1,789,171      483,189
Expenses:
 Mortality and expense risks  . . . . . . .       36,967     2,232      296,759      188,016       57,525
                                              ----------  --------  -----------   ----------   ----------
Net investment income (loss)  . . . . . . .      935,282    25,786    4,761,251    1,601,155      425,664
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain  . . . . . . . . . . . .      148,954     2,034    4,458,015    1,418,069      118,503
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .       58,693   102,527   (7,254,086)   4,977,778    2,655,206
                                              ----------  --------  -----------   ----------   ----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .      207,647   104,561   (2,796,071)   6,395,847    2,773,709
                                              ----------  --------  -----------   ----------   ----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $1,142,929  $130,347  $ 1,965,180   $7,997,002   $3,199,373
                                              ==========  ========  ===========   ==========   ==========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                       Growth & Income
                                          Real Estate Equity Subaccount                  Subaccount
                                       ----------------------------------   -------------------------------------
                                          1997        1996        1995         1997         1996         1995
                                       ----------  ----------  -----------  -----------  -----------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust
   I . . . . . . . . . . . . . . . .   $2,934,672  $1,610,938  $1,424,926   $52,442,930  $37,254,741  $20,402,345
  M Fund Inc.  . . . . . . . . . . .           --          --          --            --           --           --
                                       ----------  ----------  ----------   -----------  -----------  -----------
Total investment income  . . . . . .    2,934,672   1,610,938   1,424,926    52,442,930   37,254,741   20,402,345
Expenses:
 Mortality and expense risks . . . .      212,177     145,276     117,861     2,178,739    1,542,729    1,040,658
                                       ----------  ----------  ----------   -----------  -----------  -----------
Net investment income  . . . . . . .    2,722,495   1,465,662   1,307,065    50,264,191   35,712,012   19,361,687
Net realized and unrealized gain
 (loss):
 Net realized gain (loss)  . . . . .      751,985     184,058    (132,712)    7,351,086    3,938,033    1,182,185
 Net unrealized appreciation
  (depreciation) during the period .    2,343,294   5,976,712   1,164,732    32,872,184    6,429,197   28,390,863
                                       ----------  ----------  ----------   -----------  -----------  -----------
Net realized and unrealized gain
 (loss) on investments . . . . . . .    3,095,279   6,160,770   1,032,020    40,223,270   10,367,230   29,573,048
                                       ----------  ----------  ----------   -----------  -----------  -----------
Net increase in net assets resulting
 from operations . . . . . . . . . .   $5,817,774  $7,626,432  $2,339,085   $90,487,461  $46,079,242  $48,934,735
                                       ==========  ==========  ==========   ===========  ===========  ===========
                                                                                       Short-Term U.S.
                                                 Managed Subaccount                 Government Subaccount
                                       ---------------------------------------  ------------------------------
                                          1997          1996          1995        1997       1996       1995
                                       -----------  -------------  -----------  ---------  ---------  --------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust   $34,981,042  $ 37,205,797   $24,582,126  $216,077   $140,926   $103,070
   I . . . . . . . . . . . . . . . .
  M Fund Inc.  . . . . . . . . . . .            --            --            --        --         --         --
                                       -----------  ------------   -----------  --------   --------   --------
Total investment income  . . . . . .    34,981,042    37,205,797    24,582,126   216,077    140,926    103,070
Expenses:
 Mortality and expense risks . . . .     2,035,959     1,678,618     1,324,428    17,975     12,366      8,335
                                       -----------  ------------   -----------  --------   --------   --------
Net investment income  . . . . . . .    32,945,083    35,527,179    23,257,698   198,102    128,560     94,735
Net realized and unrealized gain
 (loss):
 Net realized gain (loss)  . . . . .     3,754,808     3,555,551     3,530,479   (12,481)    20,920     20,630
 Net unrealized appreciation
  (depreciation) during the period .    19,460,056   (11,690,944)   24,157,024    24,408    (69,771)    77,274
                                       -----------  ------------   -----------  --------   --------   --------
Net realized and unrealized gain
 (loss) on investments . . . . . . .    23,214,864    (8,135,393)   27,687,503    11,927    (48,851)    97,904
                                       -----------  ------------   -----------  --------   --------   --------
Net increase in net assets resulting
 from operations . . . . . . . . . .   $56,159,947  $ 27,391,786   $50,945,201  $210,029   $ 79,709   $192,639
                                       ===========  ============   ===========  ========   ========   ========
                                        Small Cap Value
                                           Subaccount
                                       ------------------
                                         1997       1996*
                                       ---------  ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust   $537,451    $32,693
   I . . . . . . . . . . . . . . . .
  M Fund Inc.  . . . . . . . . . . .         --         --
                                       --------    -------
Total investment income  . . . . . .    537,451     32,693
Expenses:
 Mortality and expense risks . . . .     21,374      2,395
                                       --------    -------
Net investment income  . . . . . . .    516,077     30,298
Net realized and unrealized gain
 (loss):
 Net realized gain (loss)  . . . . .    179,065     (1,418)
 Net unrealized appreciation
  (depreciation) during the period .    (60,841)    66,350
                                       --------    -------
Net realized and unrealized gain
 (loss) on investments . . . . . . .    118,224     64,932
                                       --------    -------
Net increase in net assets resulting
 from operations . . . . . . . . . .   $634,301    $95,230
                                       ========    =======




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                                         International Opportunities      Equity Index        Strategic Bond
                                                                 Subaccount                Subaccount           Subaccount
                                                         ----------------------------  -------------------  -----------------
                                                             1997           1996*         1997      1996*     1997     1996*
                                                         --------------  ------------  ----------  -------  --------  --------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I . . . . . . . .     $  85,488       $  5,631    $  289,092  $27,780  $155,751  $13,269
  M Fund Inc.  . . . . . . . . . . . . . . . . . . . .            --             --            --       --        --       --
                                                           ---------       --------    ----------  -------  --------  -------
Total investment income  . . . . . . . . . . . . . . .        85,488          5,631       289,092   27,780   155,751   13,269
Expenses:
 Mortality and expense risks . . . . . . . . . . . . .        27,161          3,818        33,761    2,194    10,483      675
                                                           ---------       --------    ----------  -------  --------  -------
Net investment income (loss) . . . . . . . . . . . . .        58,327          1,813       255,331   25,586   145,268   12,594
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)  . . . . . . . . . . . . . .       104,001          2,596        72,875    4,690     4,242    1,272
 Net unrealized appreciation (depreciation) during the
  period . . . . . . . . . . . . . . . . . . . . . . .      (279,934)        98,849       973,872   58,797     7,679   (2,250)
                                                           ---------       --------    ----------  -------  --------  -------
Net realized and unrealized gain (loss) on investments      (175,933)       101,445     1,046,747   63,487    11,921     (978)
                                                           ---------       --------    ----------  -------  --------  -------
Net increase (decrease) in net assets resulting from
 operations. . . . . . . . . . . . . . . . . . . . . .     $(117,606)      $103,258    $1,302,078  $89,073  $157,189  $11,616
                                                           =========       ========    ==========  =======  ========  =======
                                                                                     Edinburgh               Frontier
                                                          Turner Core Growth   International Equity    Capital Appreciation
                                                              Subaccount            Subaccount              Subaccount
                                                         -------------------   ---------------------   ---------------------
                                                           1997      1996*        1997        1996*      1997       1996*
                                                         --------  ----------  ------------  --------  --------  -------------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I . . . . . . . .   $    --   $     --     $     --      $ --     $    --    $      --
  M Fund Inc.  . . . . . . . . . . . . . . . . . . . .    22,593         91       11,174       362      59,777           --
                                                         -------   --------     --------      ----     -------    ---------
Total investment income  . . . . . . . . . . . . . . .    22,593         91       11,174       362      59,777           --
Expenses:
 Mortality and expense risks . . . . . . . . . . . . .       828      1,556        2,688        74       7,104        1,628
                                                         -------   --------     --------      ----     -------    ---------
Net investment income (loss) . . . . . . . . . . . . .    21,765     (1,465)       8,486       288      52,673       (1,628)
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)  . . . . . . . . . . . . . .     1,020    (75,788)         371       (30)     10,828     (130,154)
 Net unrealized appreciation (depreciation) during the
  period . . . . . . . . . . . . . . . . . . . . . . .    17,720         --      (32,110)      220      28,386        1,432
                                                         -------   --------     --------      ----     -------    ---------
Net realized and unrealized gain (loss) on investments    18,740    (75,788)     (31,739)      190      39,214     (128,722)
                                                         -------   --------     --------      ----     -------    ---------
Net increase (decrease) in net assets resulting from
 operations. . . . . . . . . . . . . . . . . . . . . .   $40,505   $(77,253)    $(23,253)     $478     $91,887    $(130,350)
                                                         =======   ========     ========      ====     =======    =========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,




                                        Large Cap Growth Subaccount                   Sovereign Bond Subaccount
                                 ------------------------------------------   ------------------------------------------
                                     1997           1996           1995           1997           1996           1995
                                 -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $ 18,754,181   $ 21,916,970   $  8,599,380   $  5,099,593   $  4,165,726   $  3,708,176
 Net realized gains
  (losses) . . . . . . . . . .      5,377,678      2,555,654        839,997       (316,608)      (136,401)        63,373
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . .     24,886,516     (2,922,417)    13,485,769      1,592,275     (1,537,488)     4,386,358
                                 ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .     49,018,375     21,550,207     22,925,146      6,375,260      2,491,837      8,157,907
From policyholder transactions:
 Net premiums from
  policyholders. . . . . . . .     50,870,640     51,040,008     51,711,591     21,348,125     20,848,505     23,206,470
 Net benefits to policyholders    (32,643,981)   (33,079,850)   (19,250,850)   (14,778,316)   (15,298,035)   (14,981,037)
                                 ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets
 resulting from policyholder
 transactions  . . . . . . . .     18,226,659     17,960,158     32,460,741      6,569,809      5,550,470      8,225,433
                                 ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net
 assets  . . . . . . . . . . .     67,245,034     39,510,365     55,385,887     12,945,069      8,042,307     16,383,340
Net assets at beginning of
 period. . . . . . . . . . . .    153,159,843    113,649,478     58,263,591     64,419,410     56,377,103     39,993,763
                                 ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of
 period  . . . . . . . . . . .   $220,404,877   $153,159,843   $113,649,478   $ 77,364,479   $ 64,419,410   $ 56,377,103
                                 ============   ============   ============   ============   ============   ============
                                                                                                          International Balanced
                                                                                  Small Cap Growth             Subaccount
                                     International Equities Subaccount               Subaccount           ---------------------
                                 ------------------------------------------   -------------------------
                                     1997           1996           1995          1997          1996*         1997        1996*
                                 -------------  -------------  -------------  ------------  ------------  -----------  -----------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $  1,782,435   $    250,785   $    154,823   $   (30,606)  $    (5,300)  $   55,286    $ 10,098
 Net realized gains                   958,182        156,348        709,715       116,210      (210,939)      29,092       1,642
  (losses) . . . . . . . . . .
 Net unrealized appreciation
  (depreciation) during the        (4,981,747)
  period . . . . . . . . . . .   ------------      2,539,023      1,169,158       732,330       (86,846)     (68,785)     18,954
                                                ------------   ------------   -----------   -----------   ----------    --------
Net increase (decrease) in net     (2,241,130)     2,946,156      2,033,696       817,934      (303,085)      15,593      30,694
 assets resulting from
 operations. . . . . . . . . .
From policyholder transactions:
 Net premiums from                 17,654,531     17,279,404     17,644,301     7,111,430     5,020,648    1,210,054     777,316
  policyholders. . . . . . . .
 Net benefits to policyholders    (12,889,618)   (11,711,164)   (12,682,229)   (2,474,024)   (1,784,150)    (811,533)    (64,319)
                                 ------------   ------------   ------------   -----------   -----------   ----------    --------
Net increase in net assets
 resulting from policyholder        4,764,913
 transactions  . . . . . . . .   ------------      5,568,240      4,962,072     4,637,406     3,236,498      398,521     712,997
                                                ------------   ------------   -----------   -----------   ----------    --------
Net increase in net                 2,523,783      8,514,396      6,995,768     5,455,340     2,933,413      414,114     743,691
 assets  . . . . . . . . . . .
Net assets at beginning of
 period. . . . . . . . . . . .     39,447,186     30,932,790     23,937,022     2,933,413            --      743,691          --
                                 ------------   ------------   ------------   -----------   -----------   ----------    --------
Net assets at end of
 period  . . . . . . . . . . .   $ 41,970,969   $ 39,447,186   $ 30,932,790   $ 8,388,753   $ 2,933,413   $1,157,805    $743,691
                                 ============   ============   ============   ===========   ===========   ==========    ========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                 Mid Cap Growth            Large Cap Value
                                                   Subaccount                 Subaccount
                                            ------------------------   ------------------------
                                               1997         1996*         1997         1996*
                                            ------------  -----------  ------------  -----------
Increase in net assets from operations:
 Net investment income (loss) . . . . . .   $   (20,278)  $    3,048   $   235,588   $   33,271
 Net realized gains . . . . . . . . . . .        64,078          168       147,209        3,072
 Net unrealized appreciation
  (depreciation) during the period  . . .       567,677       38,250       547,716       87,225
                                            -----------   ----------   -----------   ----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .       611,477       41,466       930,513      123,568
From policyholder transactions:
 Net premiums from policyholders  . . . .     3,564,986    2,413,439     5,175,373    1,814,755
 Net benefits to policyholders  . . . . .    (1,603,972)    (240,434)   (1,416,071)     (92,994)
                                            -----------   ----------   -----------   ----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . . .     1,961,014    2,173,005     3,759,302    1,721,761
                                            -----------   ----------   -----------   ----------
Net increase (decrease) in net assets . .     2,572,491    2,214,471     4,689,815    1,845,329
Net assets at beginning of period . . . .     2,214,471           --     1,845,329           --
                                            -----------   ----------   -----------   ----------
Net assets at end of period . . . . . . .   $ 4,786,962   $2,214,471   $ 6,535,144   $1,845,329
                                            ===========   ==========   ===========   ==========
                                                           Money Market                       Mid Cap Value
                                                            Subaccount                          Subaccount
                                            ------------------------------------------   ------------------------
                                                1997           1996           1995          1997         1996*
                                            -------------  -------------  -------------  ------------  -----------
Increase in net assets from operations:
 Net investment income (loss) . . . . . .   $    794,699   $    812,137   $    912,704   $   935,282   $   25,786
 Net realized gains . . . . . . . . . . .             --             --             --       148,954        2,034
 Net unrealized appreciation
  (depreciation) during the period  . . .             --             --             --        58,693      102,527
                                            ------------   ------------   ------------   -----------   ----------
Net increase in net assets resulting from        794,699        812,137        912,704     1,142,929      130,347
 operations . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . .     19,719,031     24,680,961     21,430,904    12,224,626    1,258,509
 Net benefits to policyholders  . . . . .    (21,386,542)   (27,801,448)   (19,852,589)   (1,523,046)     (50,930)
                                            ------------   ------------   ------------   -----------   ----------
Net increase (decrease) in net assets
 resulting from policyholder                  (1,667,511)
 transactions . . . . . . . . . . . . . .   ------------     (3,120,487)     1,578,315    10,701,580    1,207,579
                                                           ------------   ------------   -----------   ----------
Net increase (decrease) in net assets . .       (872,812)    (2,308,350)     2,491,019    11,844,509    1,337,926
Net assets at beginning of period . . . .     17,375,664     19,684,014     17,192,995     1,337,926           --
                                            ------------   ------------   ------------   -----------   ----------
Net assets at end of period . . . . . . .   $ 16,502,852   $ 17,375,664   $ 19,684,014   $13,182,435   $1,337,926
                                            ============   ============   ============   ===========   ==========
                              Special Opportunities
                                   Subaccount
                                            -----------------------------------------
                                                1997           1996           1995
                                            -------------  -------------  --------------
Increase in net assets from operations:
 Net investment income (loss) . . . . . .   $  4,761,251   $  1,601,155    $   425,664
 Net realized gains . . . . . . . . . . .      4,458,015      1,418,069        118,503
 Net unrealized appreciation
  (depreciation) during the period  . . .     (7,254,086)     4,977,778      2,655,206
                                            ------------   ------------    -----------
Net increase in net assets resulting from      1,965,180      7,997,002      3,199,373
 operations . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . .     26,820,224     30,839,359     15,268,369
 Net benefits to policyholders  . . . . .    (23,391,073)   (12,562,876)    (3,375,070)
                                            ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder                   3,429,151
 transactions . . . . . . . . . . . . . .   ------------     18,276,483     11,893,299
                                                           ------------    -----------
Net increase (decrease) in net assets . .      5,394,331     26,273,485     15,092,672
Net assets at beginning of period . . . .     46,440,638     20,167,153      5,074,481
                                            ------------   ------------    -----------
Net assets at end of period . . . . . . .   $ 51,834,969   $ 46,440,638    $20,167,153
                                            ============   ============    ===========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                  Real Estate Equity Subaccount                 Growth & Income Subaccount
                             ----------------------------------------   ------------------------------------------
                                1997          1996           1995           1997           1996           1995
                             ------------  ------------  -------------  -------------  -------------  -------------
Increase in net assets from
 operations:
 Net investment income . .   $ 2,722,495   $ 1,465,662   $  1,307,065   $ 50,264,191   $ 35,712,012   $ 19,361,687
 Net realized gains
  (losses) . . . . . . . .       751,985       184,058       (132,712)     7,351,086      3,938,033      1,182,185
 Net unrealized
  appreciation
  (depreciation) during the
  period . . . . . . . . .     2,343,294     5,976,712      1,164,732     32,872,184      6,429,197     28,390,863
                             -----------   -----------   ------------   ------------   ------------   ------------
Net increase in net assets
 resulting from operations     5,817,774     7,626,432      2,339,085     90,487,461     46,079,242     48,934,735
From policyholder
 transactions:
 Net premiums from
  policyholders. . . . . .    13,842,210    10,025,714     10,547,817     94,961,660     93,961,136     76,729,116
 Net benefits to
  policyholders. . . . . .    (8,886,892)   (8,112,734)   (10,156,449)   (70,387,297)   (57,300,211)   (41,442,095)
                             -----------   -----------   ------------   ------------   ------------   ------------
Net increase in net assets
 resulting from
 policyholder transactions     4,955,318     1,912,980        391,368     24,574,363     36,660,925     35,287,021
                             -----------   -----------   ------------   ------------   ------------   ------------
Net increase in net assets    10,773,092     9,539,412      2,730,453    115,061,824     82,740,167     84,221,756
Net assets at beginning of
 period. . . . . . . . . .    31,786,260    22,246,848     19,516,395    299,997,131    217,256,964    133,035,208
                             -----------   -----------   ------------   ------------   ------------   ------------
Net assets at end of period  $42,559,352   $31,786,260   $ 22,246,848   $415,058,955   $299,997,131   $217,256,964
                             ===========   ===========   ============   ============   ============   ============
                                                                                Short-Term U.S. Government
                                         Managed Subaccount                             Subaccount
                             ------------------------------------------   ---------------------------------------
                                 1997           1996           1995          1997          1996          1995
                             -------------  -------------  -------------  ------------  ------------  ------------
Increase in net assets from
 operations:
 Net investment income . .   $ 32,945,083   $ 35,527,179   $ 23,257,698   $   198,102   $   128,560   $    94,735
 Net realized gains             3,754,808      3,555,551      3,530,479       (12,481)       20,920        20,630
  (losses) . . . . . . . .
 Net unrealized
  appreciation                 19,460,056    (11,690,944)    24,157,024        24,408       (69,771)       77,274
  (depreciation) during the  ------------   ------------   ------------   -----------   -----------   -----------
  period . . . . . . . . .
Net increase in net assets     56,159,947     27,391,786     50,945,201       210,029        79,709       192,639
 resulting from operations
From policyholder
 transactions:
 Net premiums from             71,811,719     71,167,775     80,690,820     3,042,915     2,675,105     2,846,775
  policyholders. . . . . .
 Net benefits to
  policyholders. . . . . .    (61,937,355)   (56,734,361)   (48,646,275)   (1,790,137)   (2,206,096)   (1,637,415)
                             ------------   ------------   ------------   -----------   -----------   -----------
Net increase in net assets
 resulting from                 9,874,364
 policyholder transactions   ------------     14,433,414     32,044,545     1,252,778       469,009     1,209,360
                                            ------------   ------------   -----------   -----------   -----------
Net increase in net assets     66,034,311     41,825,200     82,989,746     1,462,806       548,718     1,401,999
Net assets at beginning of
 period. . . . . . . . . .    304,230,791    262,405,591    179,415,845     3,015,184     2,466,466     1,064,467
                             ------------   ------------   ------------   -----------   -----------   -----------
Net assets at end of period  $370,265,102   $304,230,791   $262,405,591   $ 4,477,991   $ 3,015,184   $ 2,466,466
                             ============   ============   ============   ===========   ===========   ===========
                                 Small Cap Value
                                    Subaccount
                             ------------------------
                                1997          1996*
                             ------------  -------------
Increase in net assets from
 operations:
 Net investment income . .   $   516,077    $   30,298
 Net realized gains              179,065        (1,418)
  (losses) . . . . . . . .
 Net unrealized
  appreciation                   (60,841)
  (depreciation) during the  -----------        66,350
  period . . . . . . . . .                  ----------
Net increase in net assets       634,301        95,230
 resulting from operations
From policyholder
 transactions:
 Net premiums from             6,430,967     1,344,453
  policyholders. . . . . .
 Net benefits to
  policyholders. . . . . .    (1,313,921)     (109,889)
                             -----------    ----------
Net increase in net assets
 resulting from                5,117,046
 policyholder transactions   -----------     1,234,564
                                            ----------
Net increase in net assets     5,751,347     1,329,794
Net assets at beginning of
 period. . . . . . . . . .     1,329,794            --
                             -----------    ----------
Net assets at end of period  $ 7,081,141    $1,329,794
                             ===========    ==========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,




                                            International Opportunities          Equity Index            Strategic Bond
                                                     Subaccount                   Subaccount               Subaccount
                                            ----------------------------   ------------------------   ---------------------
                                                1997           1996*          1997         1996*         1997       1996*
                                            --------------  -------------  ------------  -----------  -----------  ---------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .    $    58,327     $    1,813    $   255,331   $   25,586   $  145,268   $ 12,594
 Net realized gains (losses)  . . . . . .        104,001          2,596         72,875        4,690        4,242      1,272
 Net unrealized appreciation
  (depreciation) during the
  period  . . . . . . . . . . . . . . . .       (279,934)        98,849        973,872       58,797        7,679     (2,250)
                                             -----------     ----------    -----------   ----------   ----------   --------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .       (117,606)       103,258      1,302,078       89,073      157,189     11,616
From policyholder transactions:
 Net premiums from
  policyholders . . . . . . . . . . . . .      6,249,522      2,395,587      9,373,895    1,242,668    2,575,091    495,203
 Net benefits to policyholders  . . . . .     (1,882,431)      (238,306)    (1,445,089)    (132,549)    (522,585)   (88,706)
                                             -----------     ----------    -----------   ----------   ----------   --------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .      4,367,091      2,157,281      7,928,806    1,110,119    2,052,506    406,497
                                             -----------     ----------    -----------   ----------   ----------   --------
Net increase in net assets  . . . . . . .      4,249,485      2,260,539      9,230,884    1,199,192    2,209,695    418,113
Net assets at beginning of period . . . .      2,260,539             --      1,199,192           --      418,113         --
                                             -----------     ----------    -----------   ----------   ----------   --------
Net assets at end of period . . . . . . .    $ 6,510,024     $2,260,539    $10,430,076   $1,199,192   $2,627,808   $418,113
                                             ===========     ==========    ===========   ==========   ==========   ========
                                                                                                    Frontier
                                                 Turner Core              Edinburgh                 Capital
                                                    Growth           International Equity         Appreciation
                                                  Subaccount              Subaccount               Subaccount
                                            ----------------------   ---------------------  ------------------------
                                              1997        1996*        1997       1996*        1997          1996*
                                            ---------  ------------  ----------  ---------  -----------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $ 21,765   $    (1,465)  $  8,486    $   288    $   52,673    $    (1,628)
 Net realized gains (losses)  . . . . . .      1,020       (75,788)       371        (30)       10,828       (130,154)
 Net unrealized appreciation
  (depreciation) during the                   17,720
  period  . . . . . . . . . . . . . . . .   --------            --    (32,110)       220        28,386          1,432
                                                       -----------   --------    -------    ----------    -----------
Net increase (decrease) in net assets         40,505       (77,253)   (23,253)       478        91,887       (130,350)
 resulting from operations  . . . . . . .
From policyholder transactions:
 Net premiums from                           209,202     1,525,222    764,978     64,120     2,429,648      1,568,562
  policyholders . . . . . . . . . . . . .
 Net benefits to policyholders  . . . . .     (7,612)   (1,445,229)   (10,047)    (1,407)      (47,057)    (1,376,088)
                                            --------   -----------   --------    -------    ----------    -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .    201,590        79,993    754,931     62,713     2,382,591        192,474
                                            --------   -----------   --------    -------    ----------    -----------
Net increase in net assets  . . . . . . .    242,095         2,740    731,678     63,191     2,474,478         62,124
Net assets at beginning of period . . . .      2,740            --     63,191         --        62,124             --
                                            --------   -----------   --------    -------    ----------    -----------
Net assets at end of period . . . . . . .   $244,835   $     2,740   $794,869    $63,191    $2,536,602    $    62,124
                                            ========   ===========   ========    =======    ==========    ===========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION

  John Hancock Variable Life Account V (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-one subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-one Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

FEDERAL INCOME TAXES

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

2. SIGNIFICANT ACCOUNTING POLICIES--CONTINUED income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .6% of net assets of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1997 were as follows:


Subaccount                        Shares Owned      Cost          Value
----------                        ------------      ----          -----
Large Cap Growth  . . . . . . .    10,586,769   $187,930,849   $220,404,877
Sovereign Bond  . . . . . . . .     7,776,122     75,958,729     77,364,479
International Equities  . . . .     2,761,277     43,643,958     41,970,969
Small Cap Growth  . . . . . . .       739,493      7,743,268      8,388,753
International Balanced  . . . .       114,518      1,207,635      1,157,805
Mid Cap Growth  . . . . . . . .       401,405      4,181,035      4,786,962
Large Cap Value . . . . . . . .       481,601      5,900,203      6,535,144
Money Market  . . . . . . . . .     1,650,285     16,502,852     16,502,852
Mid Cap Value . . . . . . . . .       950,696     13,021,215     13,182,435
Special Opportunities . . . . .     3,369,163     51,464,805     51,834,969
Real Estate Equity  . . . . . .     2,674,924     33,759,677     42,559,352
Growth & Income . . . . . . . .    24,995,259    355,932,656    415,058,955
Managed . . . . . . . . . . . .    25,803,545    344,297,799    370,265,102
Short-Term U.S. Government  . .       444,097      4,469,746      4,477,991
Small Cap Value . . . . . . . .       571,000      7,075,632      7,081,141
International Opportunities . .       612,582      6,691,109      6,510,024
Equity Index  . . . . . . . . .       733,831      9,397,407     10,430,076
Strategic Bond  . . . . . . . .       256,555      2,622,381      2,627,808
Turner Core Growth  . . . . . .        18,136        227,115        244,835
Edinburgh International Equity         79,806        826,979        794,869
Frontier Capital Appreciation .       170,014      2,508,216      2,536,602

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

4. DETAILS OF INVESTMENTS--CONTINUED
  Purchases, including reinvestment of dividend distributions and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1997, were as follows:


Subaccount                                       Purchases        Sales
----------                                       ---------        -----
Large Cap Growth  . . . . . . . . . . . . . .   $ 56,466,102   $19,485,262
Sovereign Bond  . . . . . . . . . . . . . . .     19,397,400     7,727,997
International Equities  . . . . . . . . . . .     15,253,207     8,705,859
Small Cap Growth  . . . . . . . . . . . . . .      5,859,776     1,252,977
International Balanced  . . . . . . . . . . .      1,159,181       705,374
Mid Cap Growth  . . . . . . . . . . . . . . .      2,742,522       801,786
Large Cap Value . . . . . . . . . . . . . . .      4,652,964       658,074
Money Market  . . . . . . . . . . . . . . . .     17,500,398    18,373,210
Mid Cap Value . . . . . . . . . . . . . . . .     12,117,784       480,923
Special Opportunities . . . . . . . . . . . .     21,744,442    13,554,039
Real Estate Equity  . . . . . . . . . . . . .     11,188,184     3,510,371
Growth & Income . . . . . . . . . . . . . . .    101,356,390    26,517,836
Managed . . . . . . . . . . . . . . . . . . .     72,195,782    29,376,335
Short-Term U.S. Government  . . . . . . . . .      2,905,273     1,454,395
Small Cap Value . . . . . . . . . . . . . . .      6,527,629       894,506
International Opportunities . . . . . . . . .      5,523,001     1,097,583
Equity Index  . . . . . . . . . . . . . . . .      8,553,934       369,798
Strategic Bond  . . . . . . . . . . . . . . .      2,740,710       542,935
Turner Core Growth  . . . . . . . . . . . . .        234,152        10,793
Edinburgh International Equity  . . . . . . .        783,703        20,053
Frontier Capital Appreciation . . . . . . . .      2,486,125        51,919



5. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Life Account V, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), have developed a plan to modify or replace significant portions of the Account's computer information and automated technologies so that its systems will function properly with respect to the dates in the year 2000 and thereafter. The Account presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Account.

  John Hancock as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with its significant business partners and customers to determine the extent to which John Hancock's interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While John Hancock is developing alternative third party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which the Account's systems rely will be converted timely or will not have an adverse effect on the Account's systems.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

5. IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED
  The Account expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this completion target will be achieved.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Variable Life Account V of John Hancock Variable Life Insurance
 Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account V (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Subaccounts) as of December 31, 1997, and the related statements of operations, and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account V at December 31, 1997, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.


Boston, Massachusetts
February 6, 1998                                          Ernst & Young LLP

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1997 and 1996, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the year ended December 31, 1997.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

Boston Massachusetts
February 18, 1998                                         Ernst & Young LLP

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                   December 31
                                                         -------------------
                                                           1997        1996
                                                           ----        ----
                                  (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $1,092.7    $  753.5
Preferred stocks . . . . . . . . . . . . . . . . . . .       17.2         9.6
Common stocks  . . . . . . . . . . . . . . . . . . . .        2.3         1.4
Investment in affiliates . . . . . . . . . . . . . . .       79.1        72.0
Mortgage loans on real estate--Note 6  . . . . . . . .      273.9       212.1
Real estate  . . . . . . . . . . . . . . . . . . . . .       39.9        38.8
Policy loans . . . . . . . . . . . . . . . . . . . . .      106.8        80.8
Cash items:
  Cash in banks  . . . . . . . . . . . . . . . . . . .       83.1        26.7
  Temporary cash investments . . . . . . . . . . . . .       60.1         5.2
                                                         --------    --------
                                                            143.2        31.9
Premiums due and deferred  . . . . . . . . . . . . . .       33.8        36.8
Investment income due and accrued  . . . . . . . . . .       24.7        22.6
Other general account assets . . . . . . . . . . . . .       16.8        17.8
Assets held in separate accounts . . . . . . . . . . .    4,691.1     3,290.5
                                                         --------    --------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $6,521.5    $4,567.8
                                                         ========    ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $1,124.3    $  877.8
  Federal income and other taxes payable--Note 1 . . .       36.1        29.4
  Other accrued expenses . . . . . . . . . . . . . . .      335.1        75.1
  Asset valuation reserve--Note 1  . . . . . . . . . .       18.6        16.6
  Obligations related to separate accounts . . . . . .    4,685.7     3,285.8
                                                         --------    --------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    6,199.8     4,284.7
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
    issued and outstanding 50,000 shares . . . . . . .        2.5         2.5
  Paid-in capital  . . . . . . . . . . . . . . . . . .      377.5       377.5
Unassigned deficit . . . . . . . . . . . . . . . . . .      (58.3)      (96.9)
                                                         --------    --------
TOTAL STOCKHOLDER'S EQUITY . . . . . . . . . . . . . .      321.7       283.1
                                                         --------    --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . . .   $6,521.5    $4,567.8
                                                         ========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                             Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                  (In millions)
INCOME
  Premiums . . . . . . . . . . . . . . . . . . . .    $  872.7      $  820.6
  Net investment income--Note 3  . . . . . . . . .        89.7          76.1
  Other, net . . . . . . . . . . . . . . . . . . .       420.1         406.0
                                                      --------      --------
                                                       1,382.5       1,302.7
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries  . .       264.0         236.1
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .       814.2         790.1
  Expenses of providing service to policyholders
    and obtaining new insurance--Note 5  . . . . .       216.2         183.8
  State and miscellaneous taxes  . . . . . . . . .        19.1          17.3
                                                      --------      --------
                                                       1,313.5       1,227.3
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
      TAXES AND NET REALIZED CAPITAL LOSSES  . . .        69.0          75.4
Federal income taxes--Note 1 . . . . . . . . . . .        38.5          38.6
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL LOSSES . . . . . . . . . . . . . . .        30.5          36.8
Net realized capital losses--Note 4  . . . . . . .        (3.0)         (1.5)
                                                      --------      --------
     NET INCOME  . . . . . . . . . . . . . . . . .        27.5          35.3
Unassigned deficit at beginning of year  . . . . .       (96.9)       (131.3)
Net unrealized capital gains and other
 adjustments--Note 4 . . . . . . . . . . . . . . .         5.0           2.5
Other reserves and adjustments . . . . . . . . . .         6.1          (3.4)
                                                      --------      --------
     UNASSIGNED DEFICIT AT END OF YEAR . . . . . .    $  (58.3)     $  (96.9)
                                                      ========      ========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                             Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                  (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums . . . . . . . . . . . . . . .    $ 877.0       $ 824.2
  Net investment income  . . . . . . . . . . . . .       89.9          73.4
  Benefits to policyholders and beneficiaries  . .     (245.2)       (212.7)
  Dividends paid to policyholders  . . . . . . . .      (18.7)        (15.7)
  Insurance expenses and taxes . . . . . . . . . .     (250.2)       (196.6)
  Net transfers to separate accounts . . . . . . .     (703.2)       (524.2)
  Other, net . . . . . . . . . . . . . . . . . . .      379.9         386.7
                                                      -------       -------
     NET CASH PROVIDED FROM OPERATIONS . . . . . .      129.5         335.1
                                                      -------       -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases . . . . . . . . . . . . . . . . .     (621.6)       (489.9)
  Bond sales . . . . . . . . . . . . . . . . . . .      197.3         228.3
  Bond maturities and scheduled redemptions  . . .       34.1          27.8
  Bond prepayments . . . . . . . . . . . . . . . .       51.6          31.9
  Stock purchases  . . . . . . . . . . . . . . . .      (15.7)         (6.5)
  Proceeds from stock sales  . . . . . . . . . . .        6.7           0.4
  Real estate purchases  . . . . . . . . . . . . .       (1.3)        (10.5)
  Real estate sales  . . . . . . . . . . . . . . .        0.4           8.5
  Other invested assets purchases  . . . . . . . .       (1.0)          0.0
  Proceeds from the sale of other invested assets         0.3           1.5
  Mortgage loans issued  . . . . . . . . . . . . .      (94.5)        (84.4)
  Mortgage loan repayments . . . . . . . . . . . .       32.4          17.7
  Other, net . . . . . . . . . . . . . . . . . . .      393.1        (104.6)
                                                      -------       -------
     NET CASH USED IN INVESTING ACTIVITIES . . . .      (18.2)       (379.8)
                                                      -------       -------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS . . . . . . . . . . . . . . . . . . .      111.3         (44.7)
Cash and temporary cash investments at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .       31.9          76.6
                                                      -------       -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR    $ 143.2       $  31.9
                                                      =======       =======



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions or increased benefits, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be approved by the NAIC in 1998 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Goodwill is amortized on a straight-line basis over a ten year period.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $2.1 million in 1997 and $1.2 million in 1996.

  Real estate acquired in satisfaction of debt and held for sale is carried at the lower of cost or market as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1997, the IMR, net of 1997 amortization of $1.2 million, amounted to $7.8 million, which is included in policy reserves. The corresponding 1996 amounts were $1.2 million and $5.9 million, respectively.

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $13.1 million and $15.1 million at December 31, 1997 and 1996, respectively, and generally is amortized over a ten-year period using a straight-line method.

Accumulated amortization was $8.8 million and $6.7 million at December 31, 1997 and 1996, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1997. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1997.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $29.6 million in 1997 and $33.5 million in 1996.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. During 1997, the Company refined certain assumptions inherent in the calculation of reserves related to AIDS claims under individual life policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during each of 1997 and 1996. Unamortized goodwill at December 31, 1997 was $13.1 million and is being amortized over ten years on a straight-line basis.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                              1997        1996
                                                              ----        ----
                                  (In millions)
Investment expenses  . . . . . . . . . . . . . . . . .   $          5.0   $7.0
Interest expense . . . . . . . . . . . . . . . . . . .              0.7    0.0
Depreciation expense . . . . . . . . . . . . . . . . .              1.1    0.9
Investment taxes . . . . . . . . . . . . . . . . . . .              0.4    0.5
                                                         --------------   ----
                                                         $          7.2   $8.4
                                                         ==============   ====



NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital losses consist of the following items:


                                                           1997         1996
                                                           ----         ----
                                  (In millions)
Net gains (losses) from asset sales . . . . . . . .   $          0.8    $(0.2)
Capital gains tax . . . . . . . . . . . . . . . . .             (0.7)    (1.0)
Net capital gains transferred to IMR  . . . . . . .             (3.1)    (0.3)
                                                      --------------    -----
Realized Capital Losses . . . . . . . . . . . . . .   $         (3.0)   $(1.5)
                                                      ==============    =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS--CONTINUED Net unrealized capital gains and other adjustments consist of the following items:


                                                           1997         1996
                                                           ----         ----
                                  (In millions)
Net gains from changes in security values and book
 value adjustments  . . . . . . . . . . . . . . . .   $          7.0    $ 3.7
Increase in asset valuation reserve . . . . . . . .             (2.0)    (1.2)
                                                      --------------    -----
Net Unrealized Capital Gains and Other Adjustments    $          5.0    $ 2.5
                                                      ==============    =====



NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1997 and 1996 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $123.6 million and $111.7 million in 1997 and 1996, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.9 million and $1.6 million in 1997 and 1996, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1997 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $22.0 million and $24.5 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $10.1 million and $15.7 million in 1997 and 1996, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1997 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company made a net cash payment of $1.1 million and received a net cash payment of $35.0 million for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $9.8 million and $15.1 million and in 1997 and 1996, respectively.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock transferred $2.4 million of cash for mortality claims to the Company, which increased the Company's net gain from operations by $1.3 million.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                               Gross       Gross
                                  Statement  Unrealized  Unrealized     Fair
Year ended December 31, 1997        Value      Gains       Losses      Value
----------------------------      ---------  ----------  ----------    -----
                                                 (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies  . .   $  254.5     $ 0.2        $0.1      $  254.6
Obligations of states and
 political subdivisions . . . .       12.1       1.0         0.0          13.1
Debt securities issued by
 foreign governments  . . . . .        0.2       0.0         0.0           0.2
Corporate securities  . . . . .      712.7      43.9         2.7         753.9
Mortgage-backed securities  . .      113.2       3.5         0.0         116.7
                                  --------     -----        ----      --------
Total bonds . . . . . . . . . .   $1,092.7     $48.6        $2.8      $1,138.5
                                  ========     =====        ====      ========




                                                 Gross       Gross
                                    Statement  Unrealized  Unrealized    Fair
Year ended December 31, 1996          Value      Gains       Losses     Value
----------------------------        ---------  ----------  ----------   -----
                                                  (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies  . . .    $ 44.4      $ 0.2        $0.2      $ 44.4
Obligations of states and
 political subdivisions . . . . .      12.6        0.4         0.0        13.0
Debt securities issued by foreign
 governments. . . . . . . . . . .       0.8        0.1         0.0         0.9
Corporate securities  . . . . . .     623.2       29.8         3.4       649.6
Mortgage-backed securities  . . .      72.5       10.2         0.1        82.6
                                     ------      -----        ----      ------
Total bonds . . . . . . . . . . .    $753.5      $40.7        $3.7      $790.5
                                     ======      =====        ====      ======



The statement value and fair value of bonds at December 31, 1997, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                          Statement     Fair
                                                            Value      Value
                                                          ---------    -----
                                  (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $   89.1    $   90.7
Due after one year through five years . . . . . . . . .      466.8       477.0
Due after five years through ten years  . . . . . . . .      284.2       299.2
Due after ten years . . . . . . . . . . . . . . . . . .      139.4       154.9
                                                          --------    --------
                                                             979.5     1,021.8
Mortgage-backed securities  . . . . . . . . . . . . . .      113.2       116.7
                                                          --------    --------
                                                          $1,092.7    $1,138.5
                                                          ========    ========



Gross gains of $1.1 million in 1997 and $1.3 million in 1996 and gross losses of $4.5 million in 1997 and $2.1 million in 1996 were realized from the sale of bonds.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED
At December 31, 1997, bonds with an admitted asset value of $3.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $0.0 million at December 31, 1997 and 1996, respectively. Gross unrealized appreciation on common stocks totaled $2.3 million, and gross unrealized depreciation totaled $0.0 million at December 31, 1997. The fair value of preferred stock totaled $17.2 million at December 31, 1997 and $9.6 million at December 31, 1996.

Bonds with amortized cost of $2.0 million were nonincome producing for the twelve months ended December 31, 1997.

At December 31, 1997, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement          Geographic            Statement
    Property Type           Value           Concentration            Value
    -------------         ---------         -------------          ---------
                        (In millions)                            (In millions)
Apartments. . . . . .      $104.1      East North Central . .       $ 32.7
Hotels. . . . . . . .         3.8      Middle Atlantic  . . .         11.3
Industrial. . . . . .        51.3      Mountain . . . . . . .         17.9
Office buildings  . .        32.2      New England  . . . . .         35.8
Retail. . . . . . . .        33.2      Pacific  . . . . . . .         64.2
Agricultural. . . . .        38.8      South Atlantic . . . .         67.9
Other . . . . . . . .        10.5      West North Central . .          2.5
                                       West South Central . .         41.6
                           ------                                   ------
                           $273.9                                   $273.9
                           ======                                   ======



At December 31, 1997, the fair values of the commercial and agricultural mortgage loans portfolios were $243.8 million and $42.0 million, respectively.
 The corresponding amounts as of December 31, 1996 were approximately $189.0 million and $30.4 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1997 were 10.49% and 8.14% for agricultural loans and 8.53% and 7.42% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively. The corresponding amounts in 1996 were $384.3 million, $9.9 million, and $12.1 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1997 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. Those instruments include swaps, caps, and future contracts.

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range through 2011. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statement of financial position.

The Company enters into interest rate cap contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2007.

The Company also uses financial futures contracts to hedge public bonds intended for future sale in order to lock in the market value at the date of contract.
 The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED but not in the future cash requirements, as the Company intends to close the open positions prior to settlement. Net deferred losses on financial contracts were $2.8 million and $0.0 million at December 31, 1997 and 1996, respectively.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and in certain instances, maximum credit risk related to those instruments, is as follows:


                                   December 31
                                                       ----------------------
                                                            1997         1996
                                                            ----         ----
                                  (In millions)
Futures contracts to sell securities . . . . . . . .   $         40.8   $ 73.0
                                                       ==============   ======
Notional amount of interest rate swaps, currency rate swaps, and interest rate caps to:
  Receive variable rates . . . . . . . . . . . . . .   $        323.7   $215.9
                                                       ==============   ======
  Receive fixed rates  . . . . . . . . . . . . . . .   $         25.0   $ 26.6
                                                       ==============   ======



The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would not be material.

Based on the market rates in effect at December 31, 1997, the Company's interest rate swaps, currency rate swaps and interest rate caps represented (assets) liabilities to the Company with fair values of $7.8 million, $2.1 million and $(1.4) million, respectively. The corresponding amounts as of December 31, 1996 were $2.3 million, $(8.2) million, and $(2.0) million, respectively. The fair values of the swap agreements are not recognized in the financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:


                                                   December 31, 1997   Percent
                                                   -----------------   -------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment)
With market value adjustment . . . . . . . . . .       $    0.4          0.0%
At book value less surrender charge  . . . . . .          970.3         88.7
                                                       --------        -----
Total with adjustment  . . . . . . . . . . . . .          970.7         88.7
Subject to discretionary withdrawal at book value
 (without adjustment)  . . . . . . . . . . . . .          118.9         10.9
Not subject to discretionary withdrawal--general
 account . . . . . . . . . . . . . . . . . . . .            4.1          0.4
                                                       --------        -----
Total annuity reserves and deposit liabilities .       $1,093.7        100.0%
                                                       ========        =====



NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totalling $168.6 million and $28.3 million, respectively, at December 31, 1997. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $194.5 million at December 31, 1997. The majority of these commitments expire in 1998.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1997. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                             Year ended December 31
                                   -----------------------------------------
                                            1997                  1996
                                   -----------------------  ----------------
                                    Carrying      Fair      Carrying    Fair
                                     Amount      Value       Amount    Value
                                    --------     -----      --------   -----
                                                 (In millions)
Assets
  Bonds--Note 6  . . . . . . . .    $1,092.7    $1,138.5     $753.5    $790.5
  Preferred stocks--Note 6 . . .        17.2        17.2        9.6       9.6
  Common stocks--Note 6  . . . .         2.3         2.3        1.4       1.4
  Mortgage loans on real
    estate--Note 6 . . . . . . .       273.9       285.8      212.1     219.4
  Policy loans--Note 1 . . . . .       106.8       106.8       80.8      80.8
  Cash and cash equivalents--Note
    1. . . . . . . . . . . . . .       143.2       143.2       31.9      31.9
Derivatives liabilities relating
 to:--Note 8
  Interest rate swaps  . . . . .          --         7.8         --       2.3
  Currency rate swaps  . . . . .          --         2.1         --      (8.2)
  Interest rate caps . . . . . .          --        (1.4)        --      (2.0)
Liabilities
  Commitments--Note 10 . . . . .          --       194.5         --      76.2



The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock has developed a plan to modify or replace significant portions of its computer information and automated technologies so that its systems, including those relied upon by the Company, will function properly with respect to the dates in the year 2000 and thereafter. The Company, along with John Hancock, presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for the computer systems upon which the Company relies. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Company.

John Hancock as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with significant business partners and customers to determine the extent to which interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While John Hancock is developing alternative third party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which John Hancock's systems rely will be converted timely or will not have an adverse effect on John Hancock's systems, including those upon which the Company relies.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED
John Hancock expects the project to be substantially complete by early 1999.
 This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this completion target will be achieved.

                       APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the Surrender Value, if any, may be left with JHVLICO under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policy.

     Option 1--Interest Income at the declared rate but not less than3 1/2% a year on proceeds held on deposit.

     Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than3 1/2% a year on unpaid balances, are fully paid.

     Option 2B--Income for a Fixed Period, with each payment as declared.

     Option 3--Life Income with Payments for a Guaranteed Period.

     Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

     Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with JHVLICO's approval including optional methods of settlement available from John Hancock.

ADDITIONAL INSURANCE BENEFITS

  On payment of an additional premium and subject to certain age and insurance underwriting requirements, certain additional provisions, such as an Accidental Death Benefit, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

GENERAL PROVISIONS

  BENEFICIARY. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. If the insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the insured was the Owner, the Owner's estate will be the Beneficiary.

  ASSIGNMENT. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. JHVLICO will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at JHVLICO's Servicing Office. JHVLICO assumes no responsibility for the validity or sufficiency of any assignment.

  MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, JHVLICO will adjust the benefits payable to those which would have been purchased at the correct age or sex by the most recent insurance charge deducted from Account Value.

  SUICIDE. If the insured commits suicide, while sane or insane, within 2 years (except where state law requires a shorter period) from the issue date shown in the Policy, the Policy will terminate and JHVLICO will pay in place of all other benefits an amount equal to the premium paid less any Indebtedness on the date of death and less any withdrawals. If the suicide is more than 2 years from the issue date but within 2 years of any increase in death benefit due to payment of any premium in excess of the Required Premium or change in Death Benefit Option the benefits payable will not include the increased benefit but will include the excess premium.

  AVIATION ACTIVITY EXCLUSION. If the insured dies in an aviation accident while a crew member on other than a commercial aircraft and the Policy provides at the request of the Owner for a limited benefit in such situation, JHVLICO will pay in place of all other benefits an amount equal to the greater of the premium paid or the Surrender Value, less any Indebtedness.

  INCONTESTABILITY. The Policy, except for any provision for a disability benefit or additional benefits provisions added after issue, shall be incontestable other than for nonpayment of premiums after it has been in force during the lifetime of the insured for 2 years from its issue date. If, however, evidence of insurability is required with respect to any increase in death benefit, it shall be incontestable after the increase has been in force during the lifetime of the insured for 2 years from the increase date.

  DEFERRAL OF DETERMINATION AND PAYMENTS. If the Policy is not on a fixed non-forfeiture option, payment of any death, surrender, withdrawal or loan proceeds will ordinarily be made within seven days after receipt at JHVLICO's Servicing Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  JHVLICO may defer any transaction requiring a determination of Account Value for any period during which: (1) the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commission's rules and regulations, trading is restricted or an emergency is deemed to exist or (2) the Commission by order permits postponement of such actions for the protection of JHVLICO Owners.

  Under a Policy being continued under a fixed non-forfeiture option, payment of the cash value or loan proceeds may be deferred by JHVLICO for up to six months after receipt of a request therefor. Interest will be accrued at an annual rate of3 1/2% if such a deferment extends beyond 29 days.
  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                         APPENDIX--IMPACT OF YEAR 2000


  The advent of the Year 2000 presents a technological challenge to JHVLICO. In close cooperation with John Hancock Mutual Life Insurance Company, its ultimate parent, JHVLICO has developed a plan to modify or replace significant portions of JHVLICO's computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and thereafter.
  The plan also involves coordination and testing with business partners to ensure that external factors do not adversely impact JHVLICO's systems. JHVLICO presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of JHVLICO.

  JHVLICO expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated.

 APPENDIX--ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, Account Value and Surrender Value of the Policy, disregarding any Policy loans. Each table separately illustrates the operation of a Policy for an identified issue age, premium schedule and Sum Insured and shows how the death benefit, Account Value and Surrender Value (reflecting the deduction of surrender charges, if any) may vary over an extended period of time assuming hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual premiums paid at the beginning of each Policy year and will assist in a comparison of the values set forth in the tables with those under other variable life insurance policies which may be issued by JHVLICO or other companies. Tables are provided for each of the three available death benefit options. The values for a Policy would be different from those shown if premiums are paid in different amounts or at different times or if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years.

  The amounts shown for the death benefit, Account Value and Surrender Value are as of the end of each Policy year. The tables headed "Using Current Charges" assume that current monthly rates for insurance and current charges for expenses (including JHVLICO's intended waiver after ten Policy years of the sales charge deducted from certain premiums and its intended reduction in the tenth Policy year in the insurance charge deducted monthly from Account Value) will be made in each year illustrated. The tables headed "Using Maximum Charges" assumes that the maximum (guaranteed) charge will be made for the monthly rates for insurance and for expense charges in each year illustrated without waivers or reductions. The amounts shown in all tables reflect an average asset charge for the daily investment advisory expense charges to the Portfolios of the Fund (equivalent to an effective annual rate of .58%) and an assumed average asset charge for the annual nonadvisory operating expenses of each Portfolio of the Fund (equivalent to an effective annual rate of .18%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Fund's investment adviser, see the attached prospectus for the Fund. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the variable subaccounts. The actual charges and expenses associated with any Policy will vary depending upon the actual allocation of Policy values among subaccounts.

  The tables reflect that no charge is currently made to the Account for Federal income taxes. However, JHVLICO reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values.

  The second column of each table shows the amount to which the total premiums paid to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  JHVLICO will furnish upon request a comparable illustration reflecting the proposed insured's age, sex, underwriting risk classification and the Sum Insured at issue or premium amount requested, and assuming annual premiums and that the proposed insured is not in a substandard underwriting risk classification.

DEATH BENEFIT OPTION 1: --LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES CURRENT
CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)



                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      323        356        390        0          0           0
   2          1,937      100,000   100,000    100,000      873        967      1,065      303        397         495
   3          2,979      100,000   100,000    100,000    1,405      1,595      1,802      700        890       1,097
   4          4,073      100,000   100,000    100,000    1,919      2,241      2,605    1,079      1,401       1,765
   5          5,222      100,000   100,000    100,000    2,414      2,904      3,479    1,739      2,229       2,804
   6          6,428      100,000   100,000    100,000    2,889      3,584      4,431    2,079      2,774       3,621
   7          7,694      100,000   100,000    100,000    3,341      4,279      5,468    2,531      3,469       4,658
   8          9,024      100,000   100,000    100,000    3,770      4,989      6,598    3,050      4,269       5,878
   9         10,420      100,000   100,000    100,000    4,175      5,713      7,828    3,545      5,083       7,198
  10         11,886      100,000   100,000    100,000    4,565      6,466      9,191    4,025      5,926       8,651
  11         13,425      100,000   100,000    100,000    4,976      7,283     10,732    4,526      6,833      10,282
  12         15,042      100,000   100,000    100,000    5,361      8,120     12,423    5,046      7,805      12,108
  13         16,739      100,000   100,000    100,000    5,721      8,977     14,280    5,541      8,797      14,100
  14         18,521      100,000   100,000    100,000    6,053      9,856     16,322    6,053      9,856      16,322
  15         20,392      100,000   100,000    100,000    6,356     10,753     18,567    6,356     10,753      18,567
  16         22,356      100,000   100,000    100,000    6,629     11,671     21,040    6,629     11,671      21,040
  17         24,419      100,000   100,000    100,000    6,862     12,601     23,759    6,862     12,601      23,759
  18         26,585      100,000   100,000    100,000    7,048     13,539     26,751    7,048     13,539      26,751
  19         28,859      100,000   100,000    100,000    7,184     14,480     30,044    7,184     14,480      30,044
  20         31,247      100,000   100,000    100,000    7,263     15,420     33,672    7,263     15,420      33,672
  25         45,102      100,000   100,000    100,000    6,576     19,934     58,479    6,576     19,934      58,479
  30         62,785      100,000   100,000    120,995    3,172     23,413    100,829    3,172     23,413     100,829
  35         85,353      100,000   100,000    196,302        0     23,764    170,697        0     23,764     170,697
  40        142,637      100,000   100,000    293,236        0     39,744    279,272        0     39,744     279,272
  45        215,749      100,000   100,000    482,900        0     34,278    459,905        0     34,278     459,905



(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,809 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,809 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)



                                 Death Benefit                   Account Value                 Surrender Value
                         ------------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross   12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  ---------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000    100,000    100,000      276        307        339        0          0           0
   2          1,937      100,000    100,000    100,000      778        866        958        8         96         188
   3          2,979      100,000    100,000    100,000    1,264      1,440      1,633      359        535         728
   4          4,073      100,000    100,000    100,000    1,732      2,030      2,367      692        990       1,327
   5          5,222      100,000    100,000    100,000    2,181      2,633      3,165    1,006      1,458       1,990
   6          6,428      100,000    100,000    100,000    2,611      3,251      4,033    1,301      1,941       2,723
   7          7,694      100,000    100,000    100,000    3,018      3,881      4,976    1,808      2,671       3,766
   8          9,024      100,000    100,000    100,000    3,404      4,523      6,003    2,284      3,403       4,883
   9         10,420      100,000    100,000    100,000    3,765      5,175      7,118    2,835      4,245       6,188
  10         11,886      100,000    100,000    100,000    4,102      5,839      8,334    3,562      5,299       7,794
  11         13,425      100,000    100,000    100,000    4,412      6,511      9,658    3,962      6,061       9,208
  12         15,042      100,000    100,000    100,000    4,693      7,190     11,098    4,378      6,875      10,783
  13         16,739      100,000    100,000    100,000    4,944      7,874     12,668    4,764      7,694      12,488
  14         18,521      100,000    100,000    100,000    5,164      8,564     14,380    5,164      8,564      14,380
  15         20,392      100,000    100,000    100,000    5,348      9,255     16,249    5,348      9,255      16,249
  16         22,356      100,000    100,000    100,000    5,496      9,947     18,289    5,496      9,947      18,289
  17         24,419      100,000    100,000    100,000    5,601     10,633     20,517    5,601     10,633      20,517
  18         26,585      100,000    100,000    100,000    5,658     11,308     22,948    5,658     11,308      22,948
  19         28,859      100,000    100,000    100,000    5,661     11,966     25,604    5,661     11,966      25,604
  20         31,247      100,000    100,000    100,000    5,602     12,598     28,505    5,602     12,598      28,505
  25         45,102      100,000    100,000    100,000    4,147     15,131     47,784    4,147     15,131      47,784
  30         62,785      100,000    100,000    100,000        0     15,525     79,544        0     15,525      79,544
  35         85,353      100,000    100,000    152,207        0     10,772    132,354        0     10,772     132,354
  40        150,870      100,000    100,000    221,590        0     15,987    211,039        0     15,987     211,039
  45        234,489      100,000    100,000    356,624        0          0    339,642        0          0     339,642



(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,228 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,228 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)



                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      323        356        390        0          0           0
   2          1,937      100,000   100,000    100,000      873        967      1,065      303        397         495
   3          2,979      100,000   100,000    100,000    1,405      1,595      1,802      700        890       1,097
   4          4,073      100,000   100,000    100,000    1,919      2,241      2,605    1,079      1,401       1,765
   5          5,222      100,000   100,000    100,000    2,414      2,904      3,479    1,739      2,229       2,804
   6          6,428      100,000   100,000    100,000    2,889      3,584      4,431    2,079      2,774       3,621
   7          7,694      100,000   100,000    100,000    3,341      4,279      5,468    2,531      3,469       4,658
   8          9,024      100,000   100,000    100,000    3,770      4,989      6,598    3,050      4,269       5,878
   9         10,420      100,000   100,000    100,000    4,175      5,713      7,828    3,545      5,083       7,198
  10         11,886      100,000   100,000    100,000    4,565      6,466      9,191    4,025      5,926       8,651
  11         13,425      100,000   100,000    100,000    4,976      7,283     10,732    4,526      6,833      10,282
  12         15,042      100,000   100,000    100,000    5,361      8,120     12,423    5,046      7,805      12,108
  13         16,739      100,000   100,000    100,000    5,721      8,977     14,280    5,541      8,797      14,100
  14         18,521      100,000   100,000    100,000    6,053      9,856     16,322    6,053      9,856      16,322
  15         20,392      100,000   100,000    100,000    6,356     10,753     18,567    6,356     10,753      18,567
  16         22,356      100,000   100,000    100,173    6,629     11,671     21,040    6,629     11,671      21,040
  17         24,419      100,000   100,000    101,272    6,862     12,601     23,757    6,862     12,601      23,757
  18         26,585      100,000   100,000    102,601    7,048     13,539     26,737    7,048     13,539      26,737
  19         28,859      100,000   100,000    104,187    7,184     14,480     30,008    7,184     14,480      30,008
  20         31,247      100,000   100,000    106,064    7,263     15,420     33,598    7,263     15,420      33,598
  25         45,102      100,000   100,000    121,108    6,576     19,934     57,607    6,576     19,934      57,607
  30         62,785      100,000   100,000    150,402    3,172     23,413     96,351    3,172     23,413      96,351
  35         85,353      100,000   100,000    203,738        0     23,764    159,166        0     23,764     159,166
  40        142,637      100,000   104,578    284,760        0     38,194    257,817        0     38,194     257,817
  45        215,749      100,000   100,000    442,603        0     31,391    421,527        0     31,391     421,527



(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,809 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,809 at 6% and $0 at 12%, subject to any maximum required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)



                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      276        307        339        0          0           0
   2          1,937      100,000   100,000    100,000      778        866        958        8         96         188
   3          2,979      100,000   100,000    100,000    1,264      1,440      1,633      359        535         728
   4          4,073      100,000   100,000    100,000    1,732      2,030      2,367      692        990       1,327
   5          5,222      100,000   100,000    100,000    2,181      2,633      3,165    1,006      1,458       1,990
   6          6,428      100,000   100,000    100,000    2,611      3,251      4,033    1,301      1,941       2,723
   7          7,694      100,000   100,000    100,000    3,018      3,881      4,976    1,808      2,671       3,766
   8          9,024      100,000   100,000    100,000    3,404      4,523      6,003    2,284      3,403       4,883
   9         10,420      100,000   100,000    100,000    3,765      5,175      7,118    2,835      4,245       6,188
  10         11,886      100,000   100,000    100,000    4,102      5,839      8,334    3,562      5,299       7,794
  11         13,425      100,000   100,000    100,000    4,412      6,511      9,658    3,962      6,061       9,208
  12         15,042      100,000   100,000    100,000    4,693      7,190     11,098    4,378      6,875      10,783
  13         16,739      100,000   100,000    100,000    4,944      7,874     12,668    4,764      7,694      12,488
  14         18,521      100,000   100,000    100,000    5,164      8,564     14,380    5,164      8,564      14,380
  15         20,392      100,000   100,000    100,000    5,348      9,255     16,249    5,348      9,255      16,249
  16         22,356      100,000   100,000    100,000    5,496      9,947     18,289    5,496      9,947      18,289
  17         24,419      100,000   100,000    100,000    5,601     10,633     20,517    5,601     10,633      20,517
  18         26,585      100,000   100,000    100,000    5,658     11,308     22,948    5,658     11,308      22,948
  19         28,859      100,000   100,000    100,000    5,661     11,966     25,604    5,661     11,966      25,604
  20         31,247      100,000   100,000    100,969    5,602     12,598     28,503    5,602     12,598      28,503
  25         45,102      100,000   100,000    110,966    4,147     15,131     47,465    4,147     15,131      47,465
  30         62,785      100,000   100,000    130,989        0     15,525     76,938        0     15,525      76,938
  35         85,353      100,000   100,000    167,604        0     10,772    123,033        0     10,772     123,033
  40        150,870      100,000   100,000    218,826        0     15,434    191,883        0     15,434     191,883
  45        234,489      100,000   100,000    324,082        0          0    303,284        0          0     303,284



(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,228 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,228 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)



                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000       323       356        390         0         0           0
   2          1,937      100,000   100,000    100,000       873       967      1,065       303       397         495
   3          2,979      100,000   100,000    100,000     1,405     1,595      1,802       700       890       1,097
   4          4,073      100,000   100,000    100,000     1,919     2,241      2,605     1,079     1,401       1,765
   5          5,222      100,000   100,000    100,000     2,414     2,904      3,479     1,739     2,229       2,804
   6          6,428      100,000   100,000    100,000     2,889     3,584      4,431     2,079     2,774       3,621
   7          7,694      100,000   100,000    100,000     3,341     4,279      5,468     2,531     3,469       4,658
   8          9,024      100,000   100,000    100,000     3,770     4,989      6,598     3,050     4,269       5,878
   9         10,420      100,000   100,000    100,000     4,175     5,713      7,828     3,545     5,083       7,198
  10         11,886      100,000   100,000    100,000     4,565     6,466      9,191     4,025     5,926       8,651
  11         13,425      100,000   100,000    100,000     4,976     7,283     10,732     4,526     6,833      10,282
  12         15,042      100,000   100,000    100,000     5,361     8,120     12,423     5,046     7,805      12,108
  13         16,739      100,000   100,000    100,000     5,721     8,977     14,280     5,541     8,797      14,100
  14         18,521      100,000   100,000    100,000     6,053     9,856     16,322     6,053     9,856      16,322
  15         20,392      100,000   100,000    100,000     6,356    10,753     18,567     6,356    10,753      18,567
  16         22,356      100,000   100,000    100,000     6,629    11,671     21,040     6,629    11,671      21,040
  17         24,419      100,000   100,000    100,000     6,862    12,601     23,759     6,862    12,601      23,759
  18         26,585      100,000   100,000    100,000     7,048    13,539     26,751     7,048    13,539      26,751
  19         28,859      100,000   100,000    100,000     7,184    14,480     30,044     7,184    14,480      30,044
  20         31,247      100,000   100,000    100,000     7,263    15,420     33,672     7,263    15,420      33,672
  25         45,102      100,000   100,000    113,311     6,576    19,934     58,314     6,576    19,934      58,314
  30         62,785      100,000   100,000    165,106     3,172    23,413     97,007     3,172    23,413      97,007
  35         85,353      100,000   100,000    235,773         0    23,764    155,770         0    23,764     155,770
  40        142,637      100,000   100,000    325,483    16,177    48,358    237,787    16,177    48,358     237,787
  45        215,749      100,000   102,204    451,336    30,905    80,947    357,466    30,905    80,947     357,466



(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,809 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.

(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,809 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)



                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000       276       307        339         0         0           0
   2          1,937      100,000   100,000    100,000       778       866        958         8        96         188
   3          2,979      100,000   100,000    100,000     1,264     1,440      1,633       359       535         728
   4          4,073      100,000   100,000    100,000     1,732     2,030      2,367       692       990       1,327
   5          5,222      100,000   100,000    100,000     2,181     2,633      3,165     1,006     1,458       1,990
   6          6,428      100,000   100,000    100,000     2,611     3,251      4,033     1,301     1,941       2,723
   7          7,694      100,000   100,000    100,000     3,018     3,881      4,976     1,808     2,671       3,766
   8          9,024      100,000   100,000    100,000     3,404     4,523      6,003     2,284     3,403       4,883
   9         10,420      100,000   100,000    100,000     3,765     5,175      7,118     2,835     4,245       6,188
  10         11,886      100,000   100,000    100,000     4,102     5,839      8,334     3,562     5,299       7,794
  11         13,425      100,000   100,000    100,000     4,412     6,511      9,658     3,962     6,061       9,208
  12         15,042      100,000   100,000    100,000     4,693     7,190     11,098     4,378     6,875      10,783
  13         16,739      100,000   100,000    100,000     4,944     7,874     12,668     4,764     7,694      12,488
  14         18,521      100,000   100,000    100,000     5,164     8,564     14,380     5,164     8,564      14,380
  15         20,392      100,000   100,000    100,000     5,348     9,255     16,249     5,348     9,255      16,249
  16         22,356      100,000   100,000    100,000     5,496     9,947     18,289     5,496     9,947      18,289
  17         24,419      100,000   100,000    100,000     5,601    10,633     20,517     5,601    10,633      20,517
  18         26,585      100,000   100,000    100,000     5,658    11,308     22,948     5,658    11,308      22,948
  19         28,859      100,000   100,000    100,000     5,661    11,966     25,604     5,661    11,966      25,604
  20         31,247      100,000   100,000    100,000     5,602    12,598     28,505     5,602    12,598      28,505
  25         45,102      100,000   100,000    100,000     4,147    15,131     47,784     4,147    15,131      47,784
  30         62,785      100,000   100,000    132,867         0    15,525     78,065         0    15,525      78,065
  35         85,353      100,000   100,000    185,887         0    10,772    122,811         0    10,772     122,811
  40        150,870      100,000   100,000    248,477     6,412    32,194    181,529     6,412    32,194     181,529
  45        234,489      100,000   100,000    333,496    11,219    55,449    264,134    11,219    55,449     264,134



(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,228 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.

(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,228 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

[LOGO OF JOHN HANCOCK APPEARS HERE]




  POLICIES ISSUED BY JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY JOHN HANCOCK
                       PLACE, BOSTON, MASSACHUSETTS 02117

S8144 5/98

[LOGO OF JOHN HANCOCK APPEARS HERE]



                               John Hancock Variable Life Insurance Company
                                                                 (JHVLICO)

  SCHEDULED PREMIUM VARIABLE LIFE INSURANCE POLICY JOHN HANCOCK VARIABLE LIFE
                                   ACCOUNT V

                 John Hancock Place Boston, Massachusetts 02117

                         JOHN HANCOCK SERVICING OFFICE:
                    P.O. Box 111 Boston, Massachusetts 02117

          TELEPHONE 1-800-REAL LIFE (1-800-732-5543) FAX 617-572-5410


                           PROSPECTUS MAY 1, 1998

  The scheduled premium variable life policy ("Policy") described in this Prospectus can be funded, at the discretion of the Owner, by up to ten of the variable subaccounts of John Hancock Variable Life Account V ("Account"), by a fixed subaccount (the "Fixed Account"), or by a combination of the Fixed Account and up to nine of the variable subaccounts (collectively, "the Subaccounts"). The assets of each variable Subaccount will be invested in a corresponding Portfolio of John Hancock Variable Series Trust I, a "series" type mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock") or of M Fund, Inc., a "series" type mutual fund advised by M Financial Investment Advisers, Inc. (collectively, the "Funds"). The assets of the Fixed Account will be invested in the general account of John Hancock Variable Life Insurance Company ("JHVLICO").

  The prospectuses for the Funds, which are attached to this Prospectus, describe the investment objectives, policies and risks of investing in the Portfolios of the Funds: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index (formerly, International Equities), International Opportunities, Emerging Markets Equity, Short-Term Bond (formerly, Short-Term U.S. Government), Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, Money Market, Edinburgh Overseas Equity, Turner Core Growth, Frontier Capital Appreciation, and Enhanced U.S. Equity. (The Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, High Yield Bond, and Enhanced U.S. Equity Portfolios are not currently available to Owners but are expected to be made available later in 1998.) Other variable Subaccounts and Portfolios may be added in the future.

  Replacing existing insurance with a Policy described in this Prospectus may not be to your advantage.

  THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT
          VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS



                                                                          Page
SUMMARY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
JHVLICO AND JOHN HANCOCK . . . . . . . . . . . . . . . . . . . . . . .      7
THE ACCOUNT AND THE SERIES FUNDS . . . . . . . . . . . . . . . . . . .      7
THE FIXED ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . .     11
POLICY PROVISIONS AND BENEFITS . . . . . . . . . . . . . . . . . . . .     11
  Requirements for Issuance of Policy  . . . . . . . . . . . . . . . .     11
  Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
  Account Value and Surrender Value  . . . . . . . . . . . . . . . . .     16
  Death Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . .     17
  Death Benefit Options  . . . . . . . . . . . . . . . . . . . . . . .     17
  Definition of Life Insurance . . . . . . . . . . . . . . . . . . . .     18
  Excess Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
  Partial Withdrawal of Excess Value . . . . . . . . . . . . . . . . .     19
  Transfers Among Subaccounts  . . . . . . . . . . . . . . . . . . . .     19
  Loan Provisions and Indebtedness . . . . . . . . . . . . . . . . . .     20
  Default and Options on Lapse . . . . . . . . . . . . . . . . . . . .     21
  Exchange Privilege . . . . . . . . . . . . . . . . . . . . . . . . .     22
CHARGES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . .     23
  Charges Deducted from Premiums . . . . . . . . . . . . . . . . . . .     23
  Sales Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . .     23
  Administrative Surrender Charge  . . . . . . . . . . . . . . . . . .     25
  Reduced Charges for Eligible Groups  . . . . . . . . . . . . . . . .     25
  Charges Deducted from Account Value  . . . . . . . . . . . . . . . .     25
DISTRIBUTION OF POLICIES . . . . . . . . . . . . . . . . . . . . . . .     28
TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .     29
  Policy Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . .     29
  Charge for JHVLICO's Taxes . . . . . . . . . . . . . . . . . . . . .     30
  Corporate and H.R. 10 Plans  . . . . . . . . . . . . . . . . . . . .     30
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO . . . . . . . . .     31
REPORTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
VOTING PRIVILEGES  . . . . . . . . . . . . . . . . . . . . . . . . . .     32
CHANGES THAT JHVLICO CAN MAKE  . . . . . . . . . . . . . . . . . . . .     33
STATE REGULATION . . . . . . . . . . . . . . . . . . . . . . . . . . .     33
LEGAL MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     33
REGISTRATION STATEMENT . . . . . . . . . . . . . . . . . . . . . . . .     33
EXPERTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     34
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .     34
APPENDIX--OTHER POLICY PROVISIONS  . . . . . . . . . . . . . . . . . .     64
APPENDIX--IMPACT OF YEAR 2000. . . . . . . . . . . . . . . . . . . . .
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER
 VALUES AND ACCUMULATED PREMIUMS . . . . . . . . . . . . . . . . . . .     67




THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                       INDEX OF DEFINED WORDS AND PHRASES

  Below are listed certain words and phrases used in this Prospectus, together with identification of the page on which each is defined or explained:


                                                                 Page
      Account Value . . . . . . . . . . . . . . . . . . . . .        15
      Administrative Surrender Charge . . . . . . . . . . . .        24
      Attained Age  . . . . . . . . . . . . . . . . . . . . .        17
      Base Policy Premium . . . . . . . . . . . . . . . . . .        12
      Basic Account Value . . . . . . . . . . . . . . . . . .        18
      Contingent Deferred Sales Charge  . . . . . . . . . . .        23
      Corridor Factor . . . . . . . . . . . . . . . . . . . .        16
      Current Death Benefit . . . . . . . . . . . . . . . . .        16
      Death Benefit Factor  . . . . . . . . . . . . . . . . .        16
      Excess Value  . . . . . . . . . . . . . . . . . . . . .        18
      Experience Component  . . . . . . . . . . . . . . . . .        18
      Fixed Account . . . . . . . . . . . . . . . . . . . . .        11
      Grace Period  . . . . . . . . . . . . . . . . . . . . .        21
      Guaranteed Death Benefit  . . . . . . . . . . . . . . .        16
      Guaranteed Maximum Recalculation Premium  . . . . . . .        13
      Indebtedness  . . . . . . . . . . . . . . . . . . . . .        21
      Investment Rule . . . . . . . . . . . . . . . . . . . .        14
      Loan Assets . . . . . . . . . . . . . . . . . . . . . .        20
      Minimum First Premium . . . . . . . . . . . . . . . . .        12
      Modal . . . . . . . . . . . . . . . . . . . . . . . . .        12
      Premium Component . . . . . . . . . . . . . . . . . . .        18
      Premium Recalculation . . . . . . . . . . . . . . . . .        12
      Required Premium  . . . . . . . . . . . . . . . . . . .        12
      Servicing Office  . . . . . . . . . . . . . . . . . . .         6
      Subaccount  . . . . . . . . . . . . . . . . . . . . . .     Cover
      Sum Insured . . . . . . . . . . . . . . . . . . . . . .        16
      Surrender Value . . . . . . . . . . . . . . . . . . . .        16
      Valuation Date  . . . . . . . . . . . . . . . . . . . .        10
      Variable Subaccounts  . . . . . . . . . . . . . . . . .         2

                                    SUMMARY

WHAT IS THE VARIABLE LIFE POLICY BEING OFFERED?

  JHVLICO issues variable life insurance policies. The Policies described in this Prospectus are scheduled annual premium policies that provide for additional premium flexibility. JHVLICO also issues in some states an earlier version of these policies. These other policies are offered by means of other prospectuses.

  The Policies differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are the same as fixed-benefit life insurance in providing lifetime protection against economic loss resulting from the death of the person insured. The Policies are primarily insurance and not investments.

  The Policies work generally as follows: Premium payments are periodically made to JHVLICO in amounts sufficient to meet the premium schedule selected. JHVLICO takes from each premium an amount for taxes, and, from certain premiums, a sales charge. JHVLICO then places the rest of the premium into as many as ten Subaccounts as directed by the owner of the Policy (the "Owner"). The assets allocated to each variable Subaccount are invested in shares of the corresponding Portfolio of the Funds. The currently available Portfolios are identified on the cover of this Prospectus. The assets allocated to the Fixed Account are invested in the general account of JHVLICO. During the year, JHVLICO takes charges from each Subaccount and credits or charges each Subaccount with its respective investment performance. The insurance charge, which is deducted from the invested assets attributable to each Policy ("Account Value"), varies monthly with the then attained age of the insured and with the amount of insurance provided at the start of each month.

  The death benefit may be either level or variable as elected by the Owner. The level death benefit provides a death benefit that generally remains fixed in amount and an Account Value that varies daily. Two versions of the level death benefit are available. The variable death benefit provides for a death benefit and Account Value that may vary daily. JHVLICO guarantees that the death benefit will never be less than the Sum Insured at issue, absent a partial surrender ("Guaranteed Death Benefit").

  At issuance of the Policy, the Current Death Benefit is generally well below the Guaranteed Death Benefit. Whether or not it exceeds the Guaranteed Death Benefit depends upon the timing and amount of the premium payments, the investment experience, the activity under the Policy with respect to Policy loans, additional benefits and the like, the charges made against the Policy, and the attained age of the insured. Once the Current Death Benefit exceeds the Guaranteed Death Benefit, the Owner bears the investment risk for any amount above the Guaranteed Death Benefit, and JHVLICO bears the investment risk for the Guaranteed Death Benefit.

  The initial Account Value is the sum of the amounts of the premium that JHVLICO credits to the Policy, after deduction of the initial charges. The Account Value increases or decreases daily depending on the investment experience of the Subaccounts to which the amounts are allocated at the direction of the Owner. JHVLICO does not guarantee a minimum amount of Account Value. The Owner bears the investment risk for that portion of the Account Value allocated to the variable Subaccounts. The Owner may surrender a Policy at any time while the insured is living. The Surrender Value is the Account Value less the sum of any Administrative Surrender Charge and any Contingent Deferred Sales Charge and less any Indebtedness. If the Owner surrenders in the early policy years, the amount of Surrender Value would be low (as compared with other investments without sales charges) and, consequently, the insurance protection provided prior to surrender would be costly.

  The minimum Sum Insured at issue is $50,000. All persons insured must be no more than 75 years of age at issue and meet certain health and other criteria called "underwriting standards." The smoking status of the insured is generally reflected in the premiums required and insurance charges made. If the Sum Insured at issue is at least $100,000, the insured may be eligible for the "preferred" class, which has the lowest insurance charges for this Policy. Policies issued in certain jurisdictions or in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges and values under the Policy.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Base Policy Premiums are determined as follows: A fixed premium is applicable which does not vary until the Policy anniversary nearest the insured's 70th birthday or, if later, the tenth Policy anniversary. On this date, in the absence of an earlier election by the Owner, the "Base Policy Premium" is automatically shifted to a new premium schedule and a new fixed annual premium becomes payable on a scheduled basis for the remaining life of the Policy. The new Base Policy Premium depends upon the Policy's Guaranteed Death Benefit and Account Value at the time of the premium recalculation. The Owner may request that the Premium Recalculation take place on any Policy anniversary prior to that nearest the insured's 70th birthday or, if later, the tenth Policy anniversary. The Base Policy Premium depends upon the Sum Insured at issue and the insured's age, smoking status and sex (unless the Policy is sex-neutral). Base Policy Premiums are payable annually or more frequently over the insured's lifetime. Additional premiums are charged for Policies in cases involving extra mortality risks and for additional insurance benefits. These premiums, along with the Base Policy Premiums, are the Required Premium. There is a 61-day grace period in which to make Required Premium payments due after the Minimum First Premium is received.

  Within limits, Required Premiums may be paid in advance and more than the Required Premiums may be paid. If the Account Value under a Policy is sufficiently high, a Required Premium payment otherwise scheduled need not be paid.

WHAT IS JOHN HANCOCK VARIABLE LIFE ACCOUNT V?

  The Account is a separate investment account of JHVLICO, operated as a unit investment trust, which supports benefits payable under the Policies. The Account is divided into a number of variable Subaccounts, each of which corresponds to one of the Portfolios of the Funds. The assets of each variable Subaccount are invested in the corresponding Portfolio of the Funds. The current Portfolios of the Funds are: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth, Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, Money Market, Edinburgh Overseas Equity, Turner Core Growth, Frontier Capital Appreciation, and Enhanced U.S. Equity.

  The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1997 other fund expenses allocated to John Hancock Variable Series Trust I (except that other fund expenses for the Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, and High Yield Bond Portfolios are based upon estimates for the current fiscal year).



                                                                    Other
                                                                     Fund
                                     Other Fund      Total         Expenses
                                      Expenses       Fund           Absent
                        Management  After Expense  Operating       Expense
    Fund Name              Fee      Reimbursement  Expenses    Reimbursement/*/
    ---------           ----------  -------------  ---------   ----------------
Managed . . . . . . .      0.33%        0.04 %       0.37%            N/A
Growth & Income . . .      0.25%        0.03 %       0.28%            N/A
Equity Index. . . . .      0.15%        0.25 %       0.40%           0.40%
Large Cap Value . . .      0.75%        0.25 %       1.00%           0.31%
Large Cap Growth. . .     0.39%         0.05 %       0.44%            N/A
Mid Cap Value . . . .      0.80%        0.25 %       1.05%          0.34%
Mid Cap Growth. . . .      0.85%        0.25 %       1.10%          0.57%
Diversified Mid Cap
 Growth . . . . . . .      0.75%       0.10%         0.85%            N/A
Real Estate Equity. .      0.60%        0.09 %      0.69%             N/A
Small/Mid Cap CORE. .
Small Cap Value . . .      0.80%        0.25 %       1.05%           0.50%
Small Cap Growth. . .      0.75%        0.25 %       1.00%           0.37%
Global Equity . . . .
International Balanced     0.85%        0.25 %       1.10%           0.71%
International Equity
 Index. . . . . . . .      0.18%        0.19 %       0.37%            N/A
International
 Opportunities. . . .     0.97%         0.25 %      1.22%           0.60%
Emerging Markets
 Equity . . . . . . .
Short-Term Bond . . .      0.30%        0.21%        0.51%
Bond Index. . . . . .
Sovereign Bond. . . .      0.25%        0.06 %       0.31%            N/A
Strategic Bond. . . .      0.75%        0.25 %       1.00%           0.57%
High Yield Bond . . .
Money Market. . . . .      0.25%        0.08 %       0.33%            N/A

---------

* John Hancock reimburses a Portfolio when the Portfolio's other fund expenses exceed 0.25% of the Portfolio's average daily net assets.

  M Fund, Inc., pays M Financial Investment Advisers, Inc., ("M Financial") a fee for providing investment management services to each of its Portfolios. M Fund, Inc., also pays for certain other fund expenses. The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1997 other fund expenses allocated to the Fund.



                                         Other    Total Fund
                          Investment      Fund    Operating     Other Fund Expenses
      Portfolio         Management Fee  Expenses   Expenses    Absent Reimbursement*
      ---------         --------------  --------  ----------  -----------------------
Edinburgh Overseas
 Equity . . . . . . .       1.05%        0.25%      1.30%              3.89%
Turner Core Growth  .       0.45%        0.25%      0.70%              5.72%
Frontier Capital
 Appreciation . . . .       0.90%        0.25%      1.15%              1.96%
Enhanced U.S. Equity        0.55%        0.25%      0.80%              4.87%





---------

 * M Financial reimburses a Portfolio when the Portfolio's other fund expenses exceed 0.25% of the Portfolio's average daily net assets.

  For a full description of the Funds, see the prospectuses for the Funds attached to this Prospectus.

WHAT ARE THE CHARGES MADE BY JHVLICO?

  State Premium Tax and Federal DAC Tax. Charges deducted from each premium payment, currently 2.35% for state premium taxes and 1.25% as a Federal deferred acquisition cost or "DAC Tax" charge.

  Sales Charge Deduction from Premium. A charge equal to no more than 5% of all premiums received in any Policy year up to the Required Premium for that year. JHVLICO currently intends to waive this deduction from Required Premiums received after the first 10 Policy years.

  Contingent Deferred Sales Charge. A charge deducted from Account Value if the Policy lapses or is surrendered during the first 13 Policy years. The amount of the charge depends upon the year in which lapse or surrender occurs. The charge will never be higher than 15% of Base Policy Premiums paid to date. The total charges for sales expenses over the lesser of 20 years or the life expectancy of the insured will not exceed 9% of the premium payments under the Policy, assuming all Required Premiums are paid, over that period.

  Administrative Surrender Charge. A charge deducted from Account Value if the Policy lapses or is surrendered in the first 9 Policy years. The amount of the charge depends upon the year in which lapse or surrender occurs and the amount of the Policy's Guaranteed Death Benefit at that time. The maximum charge is $5 per $1000 of Guaranteed Death Benefit.

  Issue Charge. A $20 charge deducted monthly from Account Value in the first Policy year.

  Maintenance Charge. A charge deducted monthly from Account Value in an amount equal to no more than $8 (currently $6.00) for all Policy years.

  Insurance Charge. A charge based upon the amount for which JHVLICO is at risk, considering the attained age and risk classification of the insured and JHVLICO's then current monthly insurance rates (never to exceed rates based on the 1980 CSO Tables) deducted monthly from Account Value. JHVLICO currently intends to make a special monthly credit to the Account Value beginning in the tenth Policy year. Any such credit will be reflected as a reduction to the insurance charge.

  Guaranteed Death Benefit Charge. A charge not to exceed 3c per $1000 (currently 1c per $1000) of current Sum Insured deducted monthly from that portion of Account Value not attributable to the Fixed Account allocations.

  Charge for Mortality and Expense Risks. A charge made daily from the variable Subaccounts at an effective annual rate of .60% of the assets of each variable Subaccount.

  Charges for Extra Mortality Risks. An additional premium, depending upon the Sum Insured at issue, age of the insured and the degree of additional mortality risk, is required if the insured does not qualify for either the preferred or standard underwriting class. This additional premium is collected in two ways: up to 8.6% of each year's additional premium is deducted from premiums when paid and the remainder of each year's additional premium is deducted monthly from Account Value in equal installments.

  Charges for Additional Insurance Benefits. An additional premium is required if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 8.6% of each year's additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from Account Value in equal installments.

  Charge for Partial Withdrawal. A charge of $20 is deducted from Account Value at the time of any partial withdrawal of any Excess Value. No Contingent Deferred Sales Charge or Administrative Surrender Charge is applicable to any such withdrawals.

  See "Charges and Expenses" for a full description of the charges under the Policy.

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any Subaccount for Federal income taxes but if JHVLICO incurs, or expects to incur, income taxes attributable to any Subaccount or this class of Policies in future years, it reserves the right to make a charge. JHVLICO expects that it will continue to be taxed as a life insurance company. (See "Charge for JHVLICO's Taxes".)

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  The initial net premium is allocated by JHVLICO from its general account to one or more of the Subaccounts on the date of issue of the Policy. The initial net premium is the gross premium less the sales charge deducted from certain premiums and less the charges deducted from all premiums for state premium taxes and the Federal DAC Tax. These charges also apply to subsequent premium payments. Net premiums derived from payments received after the issue date are allocated, generally on the date of receipt, to one or more of the Subaccounts as elected by the Owner.

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter, the Owner will provide us with the rule ("Investment Rule") we will follow to invest net premiums or other amounts in any one but not more than ten of the Subaccounts. The Owner may change the Investment Rule under which JHVLICO will allocate amounts to Subaccounts. (See "Investment Rule".)

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell JHVLICO's insurance policies. Commissions payable to agents are described under "Distribution of Policies". Sales expenses in any year are not equal to the deduction for sales expenses, including any Contingent Deferred Sales Charge, in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

WHAT IS THE DEATH BENEFIT?

  Three death benefit options are available at the time of application for a Policy.

  Option 1: Level Death Benefit. A level death benefit equal to the greater of the Guaranteed Death Benefit or the Current Death Benefit.

  Option 2: Variable Death Benefit. A variable death benefit equal to the greater of the Guaranteed Death Benefit plus any Excess Value or the Current Death Benefit.

  Option 3: Level Death Benefit With Greater Funding. A level death benefit equal to the greater of the Guaranteed Death Benefit or the Current Death Benefit. It differs from the Level Death Benefit Option described above in that a greater amount of premium payments can generally be made by the Owner.

  The Current Death Benefit is equal to the Account Value multiplied by a Corridor Factor or a Death Benefit Factor. In all three Options, when the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever the Policy's Account Value increases, and decrease whenever the Account Value decreases, but never below the Guaranteed Death Benefit. These factors increase the death benefit if necessary to ensure that the Policy will continue to qualify as life insurance under the Federal tax law. See "Death Benefits"; "Death Benefit Options"; "Definition of Life Insurance" and "Tax Considerations".

HOW DOES THE ACCOUNT VALUE OF A POLICY VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Account Value for any day equals the Account Value for the previous day, increased by any net premium placed in the Subaccounts for the Policy, decreased by any charges made against the Account Value and by any partial withdrawal of Excess Value, and increased or decreased by the investment experience of the Subaccounts. No minimum Account Value for the Policy is guaranteed.

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE?

  After the first Policy year the Owner may obtain a Policy loan. Assuming no Indebtedness (see below), the maximum amount of any loan in Policy years two and three is 75% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments; thereafter the maximum is 90% of that portion of Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an annual effective rate determined by JHVLICO at the start of each Policy Year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (see "Loan Provision and Indebtedness") for the calendar month ending two months before the calendar month of the Policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, JHVLICO will charge interest at an effective annual rate of 6%, accrued and compounded daily. A loan plus accrued interest ("Indebtedness") may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the rate of interest credited to the Account Value because of the loan will usually be different than the net investment experience of the Subaccounts. Therefore, the Account Value, the Surrender Value and any death benefit above the Guaranteed Death Benefit are permanently affected by any loan.

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender a Policy by delivering or mailing it within 45 days after the date of Part A of the application, or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by JHVLICO of the Notice of Withdrawal Right, whichever is latest, to JHVLICO's Servicing Office, or to the agent or agency office through which it was delivered. Any premium paid on it will be refunded. If required by state law, the refund will equal the Account Value at the end of the Valuation Period in which the Policy is received plus all charges or deductions made against premiums plus an amount reflecting charges against the Subaccounts and the investment management fee of the Funds.

WHAT INVESTMENT TRANSFERS ARE ALLOWED AN OWNER?

  The Owner may transfer the Account Value among the variable Subaccounts or into the Fixed Account at any time. Transfers out of the Fixed Account, however, are subject to restrictions.

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies. Thus, death benefits payable under the Policies will not be included in the beneficiary's gross income. Also, the Owner is not taxed on interest and gains under the Policy unless and until values are actually received through withdrawal, surrender, or other distributions.

  Under Federal tax law, distributions from Policies on which premiums greater than a "7-pay" premium limit (as defined in the law) have been paid, will be subject to special taxation. See "Premiums--7-Pay Premium Limit" and "Policy Proceeds" for a discussion of how the "7-pay" premium limit may be exceeded under a Policy. A distribution on such a Policy (called a "modified endowment") will be taxed to the extent there is any income (gain) to the Owner and an additional penalty tax may be imposed on the taxable amount.

                            JHVLICO AND JOHN HANCOCK

  JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, is authorized to transact a life insurance and annuity business in Massachusetts and all states other than New York. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is a wholly-owned subsidiary of John Hancock, a company chartered in Massachusetts in 1862. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $59 billion and it has invested over $380 million in JHVLICO in connection with JHVLICO's organization and operations. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable it to meet its reserve requirements and expenses in connection with its business and John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

                        THE ACCOUNT AND THE SERIES FUNDS

  The Account, a separate account established under Massachusetts law in 1986 meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of JHVLICO. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business JHVLICO may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from charges made by JHVLICO. From time to time these additional assets may be transferred in cash by JHVLICO to its general account. Before making any such transfer, JHVLICO will consider any possible adverse impact the transfer might have on any Subaccount. Additional premiums are charged for Policies where the insured is classified as a substandard risk and a portion of these premiums is allocated to the Account.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve the supervision by the Commission of the management or policies of the Account, JHVLICO or John Hancock.

  The assets in the variable Subaccounts of the Account are invested in the corresponding Portfolio of the Funds, but the assets of one variable Subaccount are not necessarily legally insulated from liabilities associated with another variable Subaccount. New variable Subaccounts may be added or existing variable Subaccounts may be deleted as new Portfolios are added to or deleted from the Funds and made available to Owners.

THE SERIES FUNDS

  Each Fund is a "series" type of mutual fund registered with the Commission under the 1940 Act as an open-end diversified management investment company. Each Fund serves as the investment medium for the Account and other unit investment trust separate accounts established for other variable life insurance policies and variable annuity contracts. (See the attached Fund prospectuses for a description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of each Portfolio is set forth below.

 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

 Growth & Income Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and the long term.

 Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the U.S. market as represented by the S&P 500 utilizing common stocks that are publicly traded in the United States.

 Large Cap Value Portfolio

  The investment objective of this Portfolio is to provide substantial dividend income, as well as long-term capital appreciation, through investments in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation.

 Large Cap Growth Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Mid Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value.

 Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a non-diversified portfolio investing primarily in common stocks of medium capitalization companies.

 Diversified Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of medium capitalization growth companies.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

 Small/Mid Cap CORE Portfolio

  The investment of this Portfolio is to achieve long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2500 Index at the time of investment.

 Small Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital by investing in a well diversified portfolio of equity securities of small capitalization companies exhibiting value characteristics.

 Small Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of small capitalization emerging growth companies.

 Global Equity Portfolio

  The investment objective of this Portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, of both U.S. and foreign issuers.

 International Balanced Portfolio

  The investment objective of this Portfolio is to maximize total U.S. dollar return, consisting of capital appreciation and current income, through investment in non-U.S. equity and fixed income securities.

 International Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the major developed international (non-U.S.) equity markets, as represented by the MSCI AEFE GDP Index.

 International Opportunities Portfolio

  The investment objective of this Portfolio is to provide capital appreciation through investments in common stocks of primarily well-established, non-United States companies.

 Emerging Markets Equity Portfolio

  The investment objective of this Portfolio is to achieve capital appreciation by investing primarily in equity securities of companies in countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing.

 Short-Term Bond Portfolio

  The investment objective of this Portfolio is to provide a high level of current income consistent with a low degree of share price fluctuation through investment primarily in a diversified portfolio of short- and intermediate-term investment-grade debt obligations.

 Bond Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return and risk characteristics of the U.S. investment grade fixed income market, as represented by a Lehman Brothers bond index that tracks the performance of investment grade debt securities.

 Sovereign Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk through investment primarily in a diversified portfolio of freely marketable debt securities.

 Strategic Bond Portfolio

  The investment objective of this Portfolio is to provide total return consistent with moderate risk of capital and maintenance of liquidity, through a portfolio of domestic and international fixed income securities.

 High Yield Bond Portfolio

  The investment objective of this Portfolio is to provide high current income and capital appreciation with capital preservation through investing primarily in high yield (below investment grade) debt securities.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity, through investment in high quality money market instruments.

  John Hancock acts as the investment manager for the Portfolios described above and John Hancock's indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, MA 02109, provides sub-investment advice with respect to the Managed, Growth & Income, Large Cap Growth, Real Estate Equity and Short-Term Bond Portfolio. Independence International Associates, Inc., a subsidiary of IIA located at the same address as IIA, is a sub-investment adviser to the International Equity Index Portfolio.

  Another indirectly owned subsidiary of John Hancock, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, MA 02199, provides sub-investment advice with respect to the Sovereign Bond, Diversified Mid Cap Growth, and Small Cap Growth Portfolios.

  T. Rowe Price Associates, Inc., located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the Large Cap Value Portfolio and its subsidiary, Rowe Price-Fleming International, Inc., also located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the International Opportunities Portfolio.

  State Street Bank & Trust, N.A., at Two International Place, Boston, MA 02110, is the sub-investment adviser to the Equity Index Portfolio. INVESCO Management & Research located at 101 Federal Street, Boston, MA 02110, is the sub-investment adviser to the Small Cap Value Portfolio. Janus Capital Corporation, with its principal place of business at 100 Filmore Street, Denver, CO 80206, is the sub-investment adviser to the Mid Cap Growth Portfolio. Neuberger & Berman, LLC of 605 Third Avenue, New York, NY 10158, provides sub-investment advice to the Mid Cap Value Portfolio. J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, New York, NY 10036, provides sub-investment advice with respect to the Strategic Bond Portfolio and Brinson Partners, Inc., of 209 S. LaSalle Street, Chicago, IL 60604, does likewise with respect to the International Balanced Portfolio.

  Goldman Sachs & Company, located at One New York Plaza, New York, New York 10004, is sub-investment adviser to the Small/Mid Cap CORE Portfolio. Scudder Kemper Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is the sub-investment adviser to the Global Equity Portfolio. Montgomery Asset Management, LLC, located at 101 California Street, San Francisco, California 94111, is the sub-investment adviser to the Emerging Markets Equity Portfolio. Mellon Bond Associates, located at One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258, is the sub-investment adviser to the Bond Index Portfolio. Wellington Management Company, LLC, located at 75 State Street, Boston, Massachusetts 02109, is the sub-investment adviser to the High Yield Bond Portfolio.

  Edinburgh Overseas Equity Portfolio: The investment objective of this Portfolio is to provide long-term capital appreciation with reasonable investment risk through active management and investment in common stock and common stock equivalents of foreign issuers. Current income, if any, is incidental.

  Turner Core Growth Portfolio: The investment objective of this Portfolio is to seek long-term capital appreciation through a diversified portfolio of common stocks that show strong earnings potential with reasonable market prices.

  Frontier Capital Appreciation Portfolio: The investment objective of this Portfolio is to seek maximum capital appreciation through investment in common stock of companies of all sizes, with emphasis on stocks of small- to medium-capitalization companies. Importance is placed on growth and price appreciation, rather than income.

  Enhanced U.S. Equity Portfolio. The investment objective of this Portfolio is to provide above market total return through investment in common stock of companies perceived to provide a return higher than that of the S&P 500 at approximately the same level of investment risk as the S&P 500.

  M Financial Investment Advisers, Inc. acts as the investment manager for the four Portfolios described above. Edinburgh Fund Managers PLC provides sub-investment advice to the Edinburgh Overseas Equity Portfolio; Turner Investment Partners, Inc. provides sub-investment advice to the Turner Core Growth Portfolio; Frontier

Capital Management Company, Inc. provides sub-investment advice to the Frontier Capital Appreciation Portfolio; and Franklin Portfolio Associates Trust provides sub-investment advice to the Enhanced U.S. Equity Portfolio.

  JHVLICO will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to a variable Subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid.

  On each Valuation Date, shares of each Portfolio are purchased or redeemed by John Hancock for each variable Subaccount based on, among other things, the amount of net premiums allocated to the variable Subaccount, distributions reinvested, transfers to, from and among variable Subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

  A full description of each Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached prospectuses and the statement of additional information referred to therein, which should be read together with this Prospectus.

                               THE FIXED ACCOUNT

  An Owner may allocate premiums to the Fixed Account or transfer all or a part of the Account Value under a Policy to the Fixed Account. The amount so allocated or transferred will become a part of JHVLICO's general account assets. JHVLICO's general account consists of assets owned by JHVLICO other than those in the Account and in other separate accounts that have been or may be established by JHVLICO. Subject to applicable law, JHVLICO has sole discretion over the investment of assets of the general account and Owners do not share in the investment experience of those assets. Instead, JHVLICO guarantees that the Account Value allocated to the Fixed Account will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account. Consequently, if an Owner pays the Required Premiums, allocates all net premiums only to the Fixed Account, and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit will be determinable and guaranteed. Transfers from the Fixed Account are subject to certain limitations (see "Transfers Among Subaccounts"), and charges will vary somewhat for Account Value allocated to the Fixed Account. See "Charges Deducted From Account Value".

  The Account Value in the Fixed Account is equal to the portion of the net premiums allocated to it, plus any amounts transferred to it and interest credited to it, minus any charges deducted from it or partial withdrawals or amounts transferred from it. JHVLICO guarantees that interest credited to the Account Value in the Fixed Account will not be less than an effective annual rate of 4%. JHVLICO may, in its sole discretion, credit higher rates although it is not obligated to do so. The Owner assumes the risk that interest credited will not exceed 4% per year. Upon request and in the annual statement, JHVLICO will inform Owners of the then-applicable rate.

  Because of exemptive and exclusionary provisions, interests in JHVLICO's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and JHVLICO has been advised that the staff of the Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

                         POLICY PROVISIONS AND BENEFITS

  The discussions which follow under "Death Benefits", "Account Value" and "Surrender Value" assume that there has been no Policy loan. Benefits and values are affected if premiums are not paid as scheduled or if a Policy loan is made.

REQUIREMENTS FOR ISSUANCE OF POLICY

  The Policy is generally available with a minimum Sum Insured at issue of $50,000. All persons insured must be age 75 or under and meet certain health and other criteria called "underwriting standards". The smoking status of the insured is reflected in the premiums required and insurance charges made. If the Sum Insured at issue is at least $100,000, the insured may be eligible for the "preferred" underwriting class of this Policy, which has the lowest insurance charges. Amounts of coverage that JHVLICO will accept under the Policy may be limited by JHVLICO's underwriting and reinsurance procedures as in effect from time to time.

  Policies issued in certain jurisdictions and in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges or values under the Policy. The illustrations set forth in this Prospectus are sex-distinct and, therefore, do not reflect the sex-neutral rates, charges or values that would apply to such Policies.

PREMIUMS

  Payment Schedule. Premiums are scheduled and payable during the lifetime of the insured in accordance with JHVLICO's established rules and rates. Premiums are payable at JHVLICO's Servicing Office on or before the due date specified in the Policy.

  Scheduled premiums are payable annually or more frequently, depending upon the premium schedule mode chosen by the Owner. The scheduled payment date of any premium is the first day of the applicable Modal period. The "Modal" periods are the monthly, quarterly, semi-annual or annual intervals at which the Owner elects to have the scheduled premium payments fall due. The Owner may change the frequency of scheduled premium payments. No additional charge is made for premium payments made more frequently than annually.

  Minimum Premium Requirements. An amount of Required Premium (see below) is determined by JHVLICO at the time of issue of the Policy.

  A Minimum First Premium must be received by JHVLICO at its Servicing Office in order for the Policy to be in full force and effect. The Minimum First Premium is the first Modal premium. For example, if the Owner has elected a quarterly Modal premium, one-quarter of the initial Required Premium must be received by JHVLICO at the time of issue of the Policy.

  Premium requirements are met by premium payments on a cumulative basis. For example, the premium requirement on all scheduled due dates of the first Policy year would be met if the full Required Premium for the first Policy year were paid at issue of the Policy, regardless of the mode elected.

  Generally, all premiums received, regardless of when received, are counted by JHVLICO when it determines whether the premium requirement is met on a scheduled due date. This cumulative amount of premiums received is reduced for this purpose by amounts withdrawn from the Premium Component of Excess Value. The premium requirement will also be deemed satisfied on any scheduled due date if any Excess Value is available on that scheduled due date. See "Excess Value".

  Failure to satisfy a premium requirement on a scheduled due date may cause the Policy to terminate. See "Default and Options on Lapse".

  Amount of Required Premium. The Required Premium determined at the start of each Modal premium period equals an amount for the Sum Insured ("Base Policy Premium") plus any additional premium because the insured is an extra mortality risk or because additional insurance benefits have been purchased. The Base Policy Premium does not change until the Premium Recalculation occurs or the Policy is partially surrendered.

  Premium Recalculation. All Policies are issued on a Modified Schedule as the basis for the Base Policy Premium. The Base Policy Premium under the Modified Schedule may increase or decrease upon any Premium Recalculation, whether automatic or elected earlier by the Owner. A Premium Recalculation must occur no later than the Policy anniversary nearest the insured's 70th birthday or, if later, on the tenth Policy anniversary. At the time of the Premium Recalculation, JHVLICO determines a new Base Policy Premium which is payable through the remaining lifetime of the insured.

  The Premium Recalculation applicable to any Policy may be elected by the Owner at any time up to the Policy anniversary prior to that nearest the insured's 70th birthday or, if later, the tenth Policy anniversary. If elected, the Premium Recalculation will be effected on the Policy anniversary next following receipt by JHVLICO at its Servicing Office of satisfactory written notice. If not elected sooner, the Premium Recalculation will be effected automatically by JHVLICO as noted above.

  The new Base Policy Premium resulting from a Premium Recalculation may be less than, equal to or greater than the original Base Policy Premium. The new Base Policy Premium depends on the insured's sex, smoking status, attained age, the Guaranteed Death Benefit under the Policy and the Account Value on the Valuation Date immediately preceding the date of the Premium Recalculation.

  A table of Guaranteed Maximum Recalculation Premiums for the insured is determined by JHVLICO and set forth in the Policy. The Guaranteed Maximum Recalculation Premium increases as the insured's attained age increases. The new Base Policy Premium will never exceed the Policy's Guaranteed Maximum Recalculation Premium based on the insured's attained age at the time of the recalculation.

  The Premium Recalculation feature makes it possible for JHVLICO to set a lower Base Policy Premium (and thus a lower Required Premium) at the time of Policy issuance than would be possible without this feature. If a purchaser at any time wishes to "lock in" a Base Policy Premium (and Required Premium) for the life of the Policy, he or she may request a Premium Recalculation at that time.

  The Guaranteed Maximum Recalculation Premium is lowest for a recalculation at the time a Policy is issued and increases each year the recalculation is delayed. Accordingly, by delaying the Premium Recalculation, the Owner assumes the risk that the Base Policy Premium following the recalculation will be higher than it would have been had the recalculation been performed at the time the Policy was issued. The longer the delay and the lower the Policy's Account Value, the greater this risk. On the other hand, an Owner who defers the Premium Recalculation has the benefit of a lower Base Policy Premium prior to the recalculation and a longer period of time to permit the

Policy to accumulate a sufficient amount of Account Value to reduce the possibility or amount of an increase in the Base Policy Premium at the time of the recalculation.

  If the Policy's Account Value at the time of the Premium Recalculation exceeds the Policy's Basic Account Value, the Base Policy Premium will be less following the recalculation than it would have been had the recalculation been performed at the time of Policy issuance. Otherwise it will be more. As to how the Basic Account Value is determined, see "Excess Value."

  As an example, consider the Policy illustrated on page 55, of this Prospectus (Death Benefit Option 1 in the amount of $100,000, assuming current charge rates, for a male standard risk non-smoker age 35 at issue). If no Premium Recalculation is made at Policy issuance, the Base Policy Premium for this Policy would be $900 until such time as the Premium Recalculation is made. Assuming such premium is paid annually until the Premium Recalculation, and assuming constant gross annual investment returns at the rates set forth below, the following table illustrates what the Base Policy Premium would be following a recalculation on the dates shown.


olicy                                    Base Policy Premium Following
versary                            Recalculation Assuming Hypothetical Gross
of                                         Annual Rate of Return of:
emium                             ------------------------------------------
culation                               0%             6%              12%
--------                               --             --              ---
   um
0 (Issue Date)  . . . . . . . .     $1,414.00      $1,414.00       $1,414.00
5 . . . . . . . . . . . . . . .     $1,607.99      $1,581.92       $1,551.41
10  . . . . . . . . . . . . . .     $1,900.30      $1,791.31       $1,635.15
15  . . . . . . . . . . . . . .     $2,334.72      $2,058.15       $1,566.76
20  . . . . . . . . . . . . . .     $3,008.11      $2,433.77       $1,151.92
25  . . . . . . . . . . . . . .     $4,077.27      $2,998.48       $    0.00
30  . . . . . . . . . . . . . .     $5,845.15      $3,914.46       $    0.00
35* . . . . . . . . . . . . . .     $8,404.00      $5,561.76       $    0.00




---------
* Mandatory Premium Recalculation if Owner does not choose earlier date.

  A charge will be made if the new Base Policy Premium is below the Guaranteed Maximum Recalculation Premium for the insured's age at issue of the Policy. The charge will not exceed 3% (currently1 1/2%) of the amount by which the Policy's Account Value exceeds its Basic Account Value at the time of the Premium Recalculation. See "Guaranteed Minimum Death Benefit Charges." This charge compensates JHVLICO for the risk inherent in "locking in" the Base Policy Premium at a lower rate than would have been charged if the Premium Recalculation had been performed at the time of the Policy issuance.

  The amount of any Account Value that is considered Excess Value under a Policy may increase or decrease as a result of a Premium Recalculation. See "Excess Value."

  Billing, Allocation of Premium Payments (Investment Rule). The Owner may at any time elect to be billed by JHVLICO for an amount of premium greater than the Required Premium otherwise payable. The Owner may also elect to be billed for premiums on an annual, semi-annual or quarterly basis. An automatic check-writing program may be available to an Owner interested in making monthly premium payments. All premiums are payable at JHVLICO's Servicing Office.

  Any premium payment will be processed by JHVLICO as of the end of the Valuation Period in which it is received, unless one of the four exceptions noted below is applicable. The net premium begins to earn a return in the Account or Fixed Account, as the case may be, at the close of business on the date as of which it is processed. Each premium payment will be reduced by the state premium tax charge, the Federal DAC Tax charge and the sales charge deducted from certain premiums. See "Charges and Expenses". The remainder is the net premium.

  The Owner at the time of application must elect an Investment Rule which will allocate net premiums and any credits to as many as ten of the Subaccounts. The Owner must select allocation percentages in whole numbers, the minimum allocation to a subaccount may not be less than 1%, and the total allocated must equal 100%. The Owner may thereafter change the Investment Rule prospectively at any time. The change will be effective as to any net premiums and credits applied after receipt at JHVLICO's Servicing Office of notice satisfactory to JHVLICO. If the Owner requests a change inconsistent with the transfer provisions, the portion of the request inconsistent with the transfer provisions will not be effective.

  There are four exceptions to the normal practice of processing a premium payment as of the end of the Valuation Period in which it is received:

     (1) A payment received prior to a Policy's date of issue will be processed as if received on the Valuation Date immediately preceding the date of issue.

     (2) A payment made during a Policy's grace period will be processed as of the scheduled due date to the extent it represents the amount of Required Premium in default; any excess will be processed as of the date of receipt.

     (3) If the Minimum First Premium is not received prior to the date of issue, each payment received thereafter will be processed as if received on the Valuation Date immediately preceding the issue date until all of the Minimum First Premium is received.

     (4) That portion of any premium that JHVLICO delays accepting as described under "Other Premium Limitations" or "7-Pay Premium Limit" below, will be processed as of the end of the Valuation Period in which that amount is accepted.

  Flexibility as to Premium Payments. The Owner may pay more than the Required Premium during a Policy year and may ask to be billed for an amount greater than any Required Premium. The Owner may also pay amounts in addition to any billed amount. JHVLICO reserves the right to limit premium payments above the amount of the cumulative Required Premiums due on the Policy. At the time of Policy issuance, JHVLICO will determine whether the planned premium billing schedule will exceed the 7-pay limit discussed below. If so, JHVLICO will not issue the Policy unless the Owner signs a form acknowledging that fact.

  The ability to pay more than the Required Premium provides the Owner with considerable payment flexibility in meeting the premium requirements of the Policy. Consider a Policy with a $1,000 Required Premium and where the Owner pays $1,250 in each of the first eight Policy years. If none of the additional premium of $2,000 is withdrawn, the Policy will remain in force for at least ten years without any further premium payments. During each of these ten years, the premium received ($1,250 a year for eight years) at least equals the aggregate Required Premiums ($1,000 a year for 10 years) on the scheduled payment dates. In other words, the payment of more than the Required Premium in a year can be relied upon to satisfy the Required Premium requirements in later years.

  7-Pay Premium Limit. Federal tax law modifies the tax treatment of certain Policy distributions such as loans, surrenders, partial surrenders, and withdrawals. The application of this modified treatment to any Owner depends upon whether premiums have been paid at any time during the first 7 Policy years that exceed a "7-pay" premium as defined in the law. The "7-pay" premium is greater than the Required Premium but is generally less than the amount an Owner may choose to pay and JHVLICO will accept. The 7-pay limit is the total of net level premiums that would have been payable at any time for the Policy to be fully paid-up after the payment of 7 level annual premiums. If the total premiums paid exceed the 7-pay limit, the Policy will be treated as a "modified endowment" which means that the Owner will be subject to tax to the extent of any income (gain) on any distributions made from the Policy. A material change in the Policy will result in a new 7-pay limit and test period. A reduction in the Policy's benefits within the 7-year period following issuance of, or reinstatement of or other material change in, the Policy may also result in the application of the modified endowment treatment. See "Policy Proceeds" under "Tax Considerations." If JHVLICO receives any premium payment that will cause a Policy to become a modified endowment, the excess portion of that premium payment will not be accepted unless the Owner signs an acknowledgment of that fact. When it identifies such excess premium, JHVLICO sends the Owner immediate notice and refunds the excess premium if it has not received notice of the acknowledgment by the time the premium payment check has had a reasonable time to clear the banking system, but in no case longer than two weeks.

  Other Premium Limitations. Federal tax law requires a minimum death benefit in relation to Account Value. See "Definition of Life Insurance". The death benefit of the Policy will be increased if necessary to ensure that the Policy will continue to satisfy this requirement. If the payment of a given premium will cause the Policy Account Value to increase to such an extent that an increase in death benefit is necessary to satisfy federal tax law requirements, JHVLICO has the right to not accept the excess portion of that premium payment, or to require evidence of insurability before that portion is accepted. In no event, however, will JHVLICO refuse to accept any Required Premium. Also, if an Owner has elected to use the "guideline premium and cash value corridor" test for Federal income tax purposes, JHVLICO will not accept the portion of any premium that exceeds the maximum amount prescribed under that test.

ACCOUNT VALUE AND SURRENDER VALUE

  Amount of Account Value. The Account Value increases or decreases depending upon a number of factors, such as the applicable Subaccount's investment experience, the proportion of the Account Value invested in each Subaccount and the interest credited to any Loan Assets established upon the making of a Policy loan. In general the Account Value for any day equals the Account Value for the previous day, decreased by charges against the Account Value and by any partial withdrawal of Excess Value, increased or decreased by the investment experience of the Subaccounts and increased by net premiums received. No minimum amount of Account Value is guaranteed.

  A Policy loan will not affect the total amount of Account Value at the time the loan is made but will result in a different rate of return being credited to the Loan Account portion of the Account Value.

  Amount of Surrender Value. The Surrender Value will be the Account Value less the sum of any Administrative Surrender Charge, any Contingent Deferred Sales Charge and any Indebtedness.

  The Contingent Deferred Sales Charge is deducted from the Account Value upon surrender of the Policy during the first thirteen Policy years after issue. The amount of this charge is set forth in a schedule under "Sales Charges". The total charges for sales expenses, including the Contingent Deferred Sales Charge, over the lesser of 20 years or the life expectancy of the insured, will not exceed 9% of the payments under the Policy, assuming that all Required Premiums are paid, over that period.

  When Policy may be Surrendered. A Policy may be surrendered for its Surrender Value at any time while the insured is living and the Policy is not in a grace period. Surrender takes effect and the Surrender Value is determined as of the end of the Valuation Period in which occurs the later of receipt at JHVLICO's Servicing Office of a signed request and the surrendered Policy.

  When Part of Policy may be Surrendered. A Policy may be partially surrendered upon submission of a written request satisfactory to JHVLICO in accordance with its rules. Currently, the Policy after partial surrender must have a Sum Insured at least as large as the minimum amount for which JHVLICO would issue a Policy on the life of the insured. The Guaranteed Death Benefit and Required Premium for the Policy will be adjusted to reflect the new Sum Insured. A pro-rata portion of the Account Value will be paid to the Owner and a pro-rata portion of any Contingent Deferred Sales Charge and any Administrative Surrender Charge will be deducted. A possible alternative to the partial surrender of a Policy is the withdrawal of Excess Value. See "Excess Value".

  A surrender or partial surrender may have significant tax consequences. See "Tax Considerations".

DEATH BENEFITS

  The death benefit proceeds are payable upon the death of the insured while the Policy is in effect. The proceeds will equal the death benefit of the Policy, plus any additional rider benefits then due, less any Indebtedness. The death benefit payable under Death Benefit Options 1 and 3, described below, is the greater of the Guaranteed Death Benefit or the Current Death Benefit. The death benefit payable under Death Benefit Option 2 described below is the greater of the Guaranteed Death Benefit, increased by any Excess Value (see "Excess Value") or the Current Death Benefit.

  Guaranteed Death Benefit. The Guaranteed Death Benefit at issue of the Policy is the same as the Sum Insured at issue shown in the Policy. Thereafter the Guaranteed Death Benefit may be reduced by a partial surrender on request of the Owner. JHVLICO guarantees that, regardless of the investment experience of the Subaccounts, the death benefit will never be less than the Guaranteed Death Benefit.

  Current Death Benefit. The Current Death Benefit on any date is the Account Value at the end of the Valuation Period containing that date times either the Death Benefit Factor or Corridor Factor. The Factor used depends upon the Death Benefit Option selected by the Owner (see below). The Death Benefit Factor depends upon the sex, smoking status and the then attained age of the insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the insured increases. A complete list of Death Benefit Factors is set forth in the Policy. The Corridor Factor depends upon the then attained age of the insured. The Corridor Factor decreases slightly (or remains the same at older and younger ages) from year to year as the attained age of the insured increases. A complete list of Corridor Factors is set forth in the Policy. See "Definition of Life Insurance". The Current Death Benefit is variable; it increases as the Account Value increases and decreases as the Account Value decreases.

DEATH BENEFIT OPTIONS

  At the time of application for a Policy, the Owner must select from among three death benefit options. After issuance of the Policy the Owner may change the selection from Option 1 to Option 2 or vice versa, subject to such evidence of insurability as JHVLICO may require. The three options are:

  Option 1: Level Death Benefit: Under this option, the death benefit will equal the Guaranteed Death Benefit, unless the Account Value multiplied by the Corridor Factor produces a higher death benefit. The Policy will be subject under this option to the "guideline premium and cash value corridor" test as defined by Internal Revenue Code ("Code") Section 7702. This option will offer the best opportunity for the Account Value under a Policy to increase without increasing the death benefit as quickly as it might under the other options. When the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever there is an increase in the

Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Guaranteed Death Benefit.

  Option 2: Variable Death Benefit: Under this option, the death benefit will equal the Guaranteed Death Benefit, plus any Excess Value, unless the Account Value multiplied by the Corridor Factor produces a higher death benefit. Under this option, the Policy will be subject to the "guideline premium and cash value corridor" test as defined by Code Section 7702. This option will offer the best opportunity for the Owner who would like to have an increasing death benefit as early as possible. When the Current Death Benefit exceeds the Guaranteed Death Benefit plus Excess Value (see below), the death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Guaranteed Death Benefit.

  Option 3: Level Death Benefit With Greater Funding: Under this option, the death benefit will equal the Guaranteed Death Benefit, unless the Account Value, multiplied by the Death Benefit Factor, gives a higher death benefit. Under this option, the Policy will be subject to the "cash value accumulation" test as defined by Code Section 7702. This option will offer the best opportunity for the Owner who is looking for an increasing death benefit in later Policy years and/or would like to fund the policy at the "7 pay" limit for the full 7 years. When the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever there is an increase in the Account Value and will decrease whenever there is a decrease in the Account Value, but never below the Guaranteed Death Benefit.

DEFINITION OF LIFE INSURANCE

  Federal tax law requires a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. The death benefit of a Policy will be increased if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current Federal tax law can be used to determine if a Policy complies with the definition of life insurance in Section 7702 of the Code.

  The "guideline premium and cash value corridor" test limits the amount of premiums payable under a Policy to a certain amount for an insured of a particular age and sex. The test also applies a prescribed "Corridor Factor" to determine a minimum ratio of death benefit to Account Value.

  The "cash value accumulation test" also limits the amount of premiums payable under a Policy to a prescribed amount, using a minimum ratio of death benefit to Account Value, but employs as a standard a "net single premium" computed in compliance with the Code. If the Account Value under a Policy is at any time greater than the net single premium at the insured's age and sex for the proposed death benefit, the death benefit will be increased automatically by multiplying the Account Value by a "Death Benefit Factor" computed in compliance with the Code.

EXCESS VALUE

  As of the last Valuation Date in each Policy month, the Account Value of the Policy will be compared against an amount (the Basic Account Value described below) to determine if any "Excess Value" exists under the Policy. Any Excess Value may be withdrawn (as described below) or, if the Variable Death Benefit Option has been elected, will be used in computing the amount of variable death benefit. Excess Value is any amount of Account Value greater than Basic Account Value.

  The annual account statement that JHVLICO sends to each Owner will specify the amount of any Excess Value at the end of the reporting period. Owners who wish this information at any other time may contact their sales representative or telephone JHVLICO at 1-800-732-5543.

  Generally, the Basic Account Value at any time is what the Policy's Account Value would have been at that time if level annual premiums (and no additional premiums) had been paid in the amount of the Maximum Guaranteed Recalculation Premium at issue and earned a constant net return of 4% per annum and if the cost of insurance charges had been deducted at the maximum rates set forth in the Policy, and no other charges. The Maximum Guaranteed Recalculation Premium at issue is described under "Premiums--Premium Recalculation" and its amount is specified in each Policy. Notwithstanding the foregoing, if there is a Policy loan outstanding, the Basic Account Value will not be less than 110% of Policy Indebtedness. Also, in all cases where optional rider benefits have been selected, or the insured person is in a substandard risk category, an additional amount will be added in computing the Basic Account Value to cover these items through the end of the then-current Policy year.

  The Basic Account Value generally increases as the attained age of the insured increases. Basic Account Value can also be thought of as what the guaranteed cash value would be under an otherwise comparable non-variable whole life policy. It is the amount deemed necessary to support the Policy's benefits at any time based on accepted actuarial methods.

  Excess Value may arise from two sources. The Premium Component is Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn) exceed the cumulative sum of Required Premiums. The Premium Component may be zero. The Experience Component is any amount of Excess Value above the Premium Component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

PARTIAL WITHDRAWAL OF EXCESS VALUE

  Under JHVLICO's current administrative rules, an Owner may withdraw Excess Value from the Policy on or after the first Policy anniversary. This privilege, which reduces the Account Value by the amount of the withdrawal and the associated charge, may be exercised only once in a Policy year and will be effective as of the end of the Valuation Period in which JHVLICO receives written notice satisfactory to it at its Home Office. The minimum amount that may be withdrawn is $1,000. A charge of $20 is made against Account Value for each partial withdrawal. Under Death Benefit Option 2, a partial withdrawal will always result in a reduction of the death benefit payable. Under Death Benefit Options 1 and 3, a partial withdrawal will reduce the death benefit payable only when the Current Death Benefit exceeds the Guaranteed Death Benefit. A withdrawal may have significant tax consequences. See "Tax Considerations".

  An amount equal to the Excess Value withdrawn plus the associated charge will be removed from each Subaccount in the same proportion as the Account Value is then allocated among the Subaccounts. A partial withdrawal is not a loan and, once made, cannot be repaid. No Contingent Deferred Sales Charge or Administrative Surrender Charge is deducted upon a partial withdrawal. Amounts withdrawn may reduce the cumulative amount of premiums received for purposes of determining whether the premium requirements of the Policy have been met. Moreover, because the Account Value is reduced by a partial withdrawal, the premium that results from a Premium Recalculation will be higher because of the partial withdrawal.

TRANSFERS AMONG SUBACCOUNTS

  The Owner may reallocate the amounts held for the Policy in the Subaccounts with no charge. The Owner may either (1) use percentages (in whole numbers) to be transferred among Subaccounts or (2) designate the dollar amount of funds to be transferred among Subaccounts. The reallocation must be such that the total in the Subaccounts after reallocation equals 100% of Account Value. Transfers out of a variable Subaccount will be effective at the end of the Valuation Period in which JHVLICO receives at its Servicing Office notice satisfactory to JHVLICO.

  Transfers out of the Fixed Account to the variable Subaccounts are permitted only once each Policy year and only during the 31-day period beginning on the Policy anniversary. Transfers out of the Fixed Account may be requested from 60 days before to 30 days after the Policy anniversary. If received on or before the Policy anniversary, requests for transfer out of the Fixed Account will be processed on the Policy anniversary (or the next Valuation Date if the Policy anniversary does not occur on a Valuation Date); if received after the Policy anniversary, they will be processed at the end of the Valuation Period in which JHVLICO receives the request at its Home Office. (JHVLICO reserves the right to defer such Fixed Account transfers for up to six months.) Transfers among variable Subaccounts and transfers into the Fixed Account may be requested at any time. A maximum of 20% of Fixed Account assets or, if greater, $500 may be transferred out of the Fixed Account in any Policy year. Currently, there is no minimum amount limit on transfers out of the Fixed Account, but JHVLICO reserves the right to impose such a limit in the future. If an Owner requests a transfer out of the Fixed Account 61 days or more prior to the Policy anniversary, that portion of the reallocation will not be processed and the Owner's confirmation statement will not reflect a transfer out of the Fixed Account as to such request.

  If the Owner requests a reallocation which would result in amounts being held in more than ten Subaccounts, such reallocation will not be effective and a revised reallocation may be chosen in order that amounts will be reallocated to no more than ten Subaccounts. No transfers among Subaccounts may be made while the Policy is in a grace period.

  Dollar Cost Averaging. A scheduled monthly transfer option is available to Owners seeking to take advantage of "dollar cost averaging". This option provides for the automatic transfer on a monthly basis of a dollar amount chosen by the Owner from the Money Market Subaccount to any of the other variable Subaccounts.

  Eligibility for this option is limited to an Owner who has $2500 or more in the Money Market Subaccount on the day the transfer is scheduled to begin. Scheduled transfers may be made to any one or more but not more than nine of any other variable Subaccounts but the amount to be transferred monthly to any Subaccount must be $100 or more.

  Once the election is received in form satisfactory to JHVLICO at its Servicing Office, transfers will begin on approximately the start of the second month following its receipt. To make an election or if you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect until the receipt of written notice from the Owner by JHVLICO at its Servicing Office of cancellation of the option, the election of a continued insurance option on lapse or receipt of notice of the death of the insured, whichever first occurs.

  Telephone Transfers and Policy Loans. Once a written authorization is completed by the Owner, the Owner may request a transfer or policy loan by telephoning 1-800-732-5543 or sending a written request via fax to 1-800-621-0448. Any fax request should include the Owner's name, daytime telephone number, Policy number and, in the case of transfers, the names of the Subaccounts from which and to which money will be transferred. The right to discontinue telephone transactions at any time without notice to Owners is specifically reserved. If the fax request option becomes unavailable, another means of telecommunications will be substituted.

  An Owner who authorizes telephone transactions will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone transaction instructions which JHVLICO reasonably believes to be genuine, unless such loss, experience or cost is the result of JHVLICO's mistake or negligence. JHVLICO employs procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If JHVLICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

LOAN PROVISIONS AND INDEBTEDNESS

  Loan Provision. Loans may be made at any time a Loan Value is available after the first Policy year. The Owner may borrow money, assigning the Policy as the only security for the loan, by completion of a form satisfactory to JHVLICO or, if the telephone transaction authorization form has been completed, by telephone. Assuming no outstanding Indebtedness in Policy years two and three, the Loan Value will be 75% of that portion of the Surrender Value attributable to the variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments and, in later Policy years, 90% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an effective annual rate of 5% in the first 20 Policy years, and 4.5% thereafter.

  The amount of any outstanding loan plus accrued interest is called the "Indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $300. The Owner may repay all or a portion of any Indebtedness while the insured is living and the Policy is not in a grace period. When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and the Fixed Account, as applicable. This amount is allocated to a portion of JHVLICO's general account called the "Loan Assets". Each Subaccount will be reduced in the same proportion as the Account Value is then allocated among the Subaccounts. Upon each loan repayment, the same proportionate amount of the entire loan as was borrowed from the Fixed Account will be repaid to the Fixed Account. The remainder of the loan repayment will be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. For example, if the entire loan outstanding is $3000 of which $1000 was borrowed from the Fixed Account, then upon a repayment of $1500, $500 would be allocated to the Fixed Account and the remaining $1000 would be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. If an Owner wishes any payment to constitute a loan repayment (rather than a premium payment), the Owner must so specify.

  Effect of Loan and Indebtedness. A loan does not directly affect the amount of the Required Premium. While the Indebtedness is outstanding, that portion of the Account Value that is in Loan Assets is credited interest at a rate that for the first 20 Policy years is 1% less than the loan interest rate and thereafter is
 .5% less than the loan interest rate. The rate credited to Loan Assets will usually be different than the net return for the Subaccounts. Since Loan Assets and the remaining portion of the Account Value will generally have different rates of investment return, the Account Value, the Surrender Value, and any death benefit above the Guaranteed Death Benefit are permanently affected by any Indebtedness, whether or not it is repaid in whole or in part. The amount of any Indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the Indebtedness equals or exceeds the Surrender Value, the Policy terminates 31 days after notice has been mailed by JHVLICO to the Owner and any assignee of record at their last known addresses, unless a repayment of the excess Indebtedness is made within that period.

  If a Policy is a modified endowment at the time a loan is made, that loan may have significant tax consequences. See "Tax Considerations".

DEFAULT AND OPTIONS ON LAPSE

  Premium Grace Period, Default and Lapse. Any Required Premium, unless paid in advance, is in default if not paid on or before its Modal scheduled payment date, but the Policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) The insurance continues in full force during the grace period but, if the insured dies during the grace period, the amount in default is deducted from the death benefit otherwise payable. The premium requirement may also be satisfied and, thus, default may be avoided, if any Excess Value is available on the scheduled due date.

  Written notice will be furnished to the Owner at his or her last known address, at least 31 days prior to the end of the grace period, specifying the minimum amount which must be paid to continue the Policy in force on a premium paying basis after the end of the grace period. If a payment at least equal to the amount in default is not received by the end of the grace period, the Policy will lapse. If payment by the Owner of an amount at least equal to the amount in default is received prior to the end of the grace period, the Policy will no longer be in default. The portion of the payment equal to the amount in default will be processed as if it had been received the day it was due; any excess payment will be processed as of the end of the Valuation Period in which it is received. See "Premium Payments".

  Options on Lapse. If a Policy lapses, the Surrender Value on the date of lapse is applied under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured commencing on the date of lapse.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the Policy, which the Surrender Value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in accordance with the investment experience of the Subaccounts. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the Policy, with the insurance coverage continuing for as long a period as the available Policy values will purchase.

  If no option has been elected before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  The Variable Paid-Up Insurance option is not available unless the initial amount of Variable Paid-Up Insurance is at least $5,000.

  A Policy continued under any option may be surrendered for its Surrender Value while the insured is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.

  Reinstatement. The Policy may be reinstated in accordance with its terms (including evidence of insurability satisfactory to JHVLICO and payment of the required premium and charges) within 3 years after the beginning of the grace period unless the Surrender Value has been paid or otherwise exhausted or the period of any Fixed Extended Term Insurance has expired.

EXCHANGE PRIVILEGE

  The Owner may transfer the entire Account Value under the Policy to the Fixed Account at any time, creating a non-variable Policy. The exchange will be effective at the end of the Valuation Period in which JHVLICO receives at its Servicing Office notice of the transfer satisfactory to JHVLICO.

                              -----------------

   The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                              CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  In addition to part of the sales charge (see "Sales Charges" below), the following charges are deducted from premiums:

  State Premium Tax Charge. A charge equal to 2.35% of each premium payment will be deducted from each premium payment. The 2.35% rate is the average rate expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies.

  Federal DAC Tax Charge. A charge currently equal to 1.25% of each premium payment will be deducted from each premium payment to cover the estimated cost to JHVLICO of the Federal income tax treatment of the Policies' deferred acquisition costs--commonly referred to as the "DAC Tax". JHVLICO has determined that this charge is reasonable in relation to JHVLICO's increased Federal income tax burden under the Internal Revenue Code resulting from the receipt of premiums. JHVLICO will not increase this charge under outstanding Policies, but reserves the right, subject to any required regulatory approval, to change this charge for Policies not yet issued in order to correspond with changes in the Federal income tax treatment of the Policies' deferred acquisition costs.

SALES CHARGES

  Charges are made to compensate JHVLICO for the cost of selling the Policy. This cost includes agents' commissions, advertising, and the printing of the prospectuses and sales literature. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. JHVLICO expects to recover its total sales expenses over the period the Policies are in effect. To the extent that sales charges are insufficient to cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the Policies, or from JHVLICO's general assets. See "Distribution of Policies."

  From Premiums. Part of the sales charge is deducted from premiums received. This amount is 5% of the premiums received in any Policy year that do not exceed that year's total Required Premium. JHVLICO currently intends to make this deduction only in the first 10 Policy years, but this is not contractually guaranteed and the right is reserved to continue deductions over a longer period. Because the Policies were first offered for sale in 1994, no Policies have yet been outstanding for more than 10 years.

  JHVLICO will waive a portion of the sales charge (it is currently waiving a portion equal to1 1/2% of the Required Premium) otherwise to be deducted on a Policy with a current Sum Insured of $250,000 or higher. The continuation of this waiver is not contractually guaranteed and the waiver may be withdrawn or modified by JHVLICO in the future.

  No sales charge is deducted from a premium payment received in excess of Required Premium in any Policy year.

  Paying more than one Required Premium in any Policy year could reduce the Owner's total sales charges. For example, if a Required Premium of $1,000 were paid in each of the first two Policy years, total sales charges deducted would be $100. If instead both of these Required Premiums were paid during the first Policy year, the total sales charge deducted would be only $50. Nevertheless, attempting to accelerate or decelerate premium payments to reduce the potential sales charge deducted from premiums is not recommended. Any such acceleration of premium payments could result in a greater Contingent Deferred Sales Charge (and, hence, a greater overall sales charge) if the Policy were surrendered and would increase the likelihood that the Policy would become a modified endowment (see "Tax Considerations--Policy Proceeds"). On the other hand, to pay less than the amount of Required Premiums by their due dates is to run the risk that the Policy will lapse, in which case the Owner will lose insurance coverage and be subject to additional charges.

  Contingent Deferred Sales Charge. The remainder of the sales charge will be deducted only if the Policy is surrendered or stays in default past its grace period. This second part is the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge, however, will not be deducted for a Policy that lapses or is surrendered on or after the Policy's thirteenth anniversary, and it will be reduced for a Policy that lapses or is surrendered between the end of the seventh Policy year and the end of the thirteenth Policy year.

  The Contingent Deferred Sales Charge is a percentage of the lesser of (a) the total amount of premiums paid before the date of surrender or lapse and (b) the sum of the Base Policy Premiums due on or before the date of surrender or lapse. (For this purpose Base Policy Premiums are pro-rated through the end of the Policy Month in which the surrender or lapse occurs).


                                                    Maximum Contingent Deferred Sales
                                                  Charge as a Percentage of Base Policy
                                                     Premiums Due Through Effective
   For Surrenders or Lapses Effective During:          Date of Surrender or Lapse
   ------------------------------------------    ---------------------------------------
   Policy Years 1-6  . . . . . . . . . . . . .                   15.00%
   Policy Year 7 . . . . . . . . . . . . . . .                   12.85%
   Policy Year 8 . . . . . . . . . . . . . . .                   10.00%
   Policy Year 9 . . . . . . . . . . . . . . .                    7.77%
   Policy Year 10  . . . . . . . . . . . . . .                    6.00%
   Policy Year 11  . . . . . . . . . . . . . .                    4.55%
   Policy Year 12  . . . . . . . . . . . . . .                    2.92%
   Policy Year 13  . . . . . . . . . . . . . .                    1.54%
   Policy Year 14 and Later  . . . . . . . . .                       0%



  The amount of the Contingent Deferred Sales Charge is calculated on the basis of the Base Policy Premium for the age of the insured at the time of issue of the Policy.

  The absence of any need to pay a Required Premium because of the existence of Excess Value on a scheduled due date does not impact the amount of Base Policy Premiums deemed to have been due to date for purposes of the Contingent Deferred Sales Charge. For example, if the size of the Account Value is sufficiently large that the Required Premium for the fifth Policy year otherwise payable need not be paid and the Owner surrenders the Policy at the end of the fifth Policy year, the Contingent Deferred Sales Charge would be based on the sum of five Base Policy Premiums on the Policy (or, if less, the total amount of premiums actually paid during all five Policy years). Similarly, if a Premium Recalculation is required or effected, the amount of premiums due to the date of any subsequent surrender or lapse for purposes of calculating the Contingent Deferred Sales Charge will continue to be based on the Base Policy Premium in effect prior to such recalculation.

  The Contingent Deferred Sales Charge reaches its maximum at the end of the sixth Policy year, stays level in the seventh Policy year and is reduced in each Policy year thereafter until it reaches zero in Policy year 14. At issue ages higher than age 54, the maximum is reached at an earlier Policy year, and may be reduced to zero over a shorter number of years.

ADMINISTRATIVE SURRENDER CHARGE

  A charge is made if the Policy is surrendered or lapses in the first nine Policy years to recover administrative expenses relating to the issue of the Policy which would not otherwise be recouped. The maximum charge in Policy years 1 through 6 is $5 per $1,000 of Guaranteed Death Benefit, in Policy years 7 and 8 is $4 per $1,000 of Guaranteed Death Benefit and in Policy year 9 is $3 per $1,000 of Guaranteed Death Benefit. For insureds age 24 or less at issue, this charge will never be more than $200 and will be charged only in the first four Policy years. Currently a Policy with a Guaranteed Death Benefit at time of surrender or lapse of $250,000 or more is not charged. A Policy of less than $250,000 Guaranteed Death Benefit at time of surrender or lapse is not currently charged if the surrender or lapse is after the fourth Policy year and is charged no more than $300 if the surrender or lapse is in the first four Policy years. These lower current charges may be withdrawn or modified by JHVLICO at some future date.

  This charge is made to compensate JHVLICO for expenses incurred in connection with the underwriting, issuance and maintenance of the Policy which may not be recovered in the event of an early surrender or lapse of the Policy.

REDUCED CHARGES FOR ELIGIBLE GROUPS

  The sales charges, Administrative Surrender Charge and Issue Charge (described below) otherwise applicable may be reduced with respect to Policies issued to a class of associated individuals or to a trustee, employer or similar entity where JHVLICO anticipates that the sales to the members of the class will result in lower than normal sales and administrative expenses. These reductions will be made in accordance with JHVLICO's rules in effect at the time of the application for a Policy. The factors considered by JHVLICO in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated persistency of the Policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Policy purchasers in the class and will not be unfairly discriminatory to the interests of any Policy Owner.

CHARGES DEDUCTED FROM ACCOUNT VALUE

  The following charges are deducted from Account Value:

  Issue Charge. JHVLICO will deduct from Account Value an Issue Charge equal to $20 per month for the first twelve Policy months to compensate JHVLICO for expenses incurred in connection with the issuance of the Policy, other than sales expenses. Such expenses include medical examinations, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records.

  Maintenance Charge. JHVLICO will deduct from Account Value a monthly charge not to exceed $8 per Policy. The current monthly charge is $6 per Policy.

  This charge is to compensate JHVLICO for administrative expenses, including recordkeeping, processing death claims and surrenders, making Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  Insurance Charge. The insurance charge deducted monthly from Account Value is based on the attained age of the insured and the amount at risk. The amount at risk is the difference between the death benefit and the Account Value. The amount of the insurance charge is determined by multiplying JHVLICO's then current monthly rate for insurance by the amount at risk.

  Current monthly rates for insurance are based on the sex, age, smoking status, underwriting class of the insured and the length of time the Policy has been in effect. JHVLICO may change these rates from time to time, but they will never be more than the guaranteed maximum rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables set forth in the Policy.

  Beginning on the first day of the first month in the tenth Policy year, JHVLICO may make a special monthly credit to the Account Value. If such a credit is made, it will be reflected as a reduction to the insurance charge as described below. This credit and reduction is not guaranteed but it is JHVLICO's present intention to effect the credit and reduction in the tenth and following Policy years as long as the Policy is in force.

  The amount of the reduction will depend upon the length of time the Policy has been in force. In the tenth Policy year the monthly insurance charge will be reduced by an amount equal to a percentage of the then Account Value. This percentage will begin at an annual effective rate of .20% in the tenth Policy year and increase annually by .01% through and including the thirtieth Policy year. Thereafter the percentage reduction each year the Policy remains in force will be at an annual effective rate of .40%.

  For example, it is expected that the reduction percentage would be at an effective annual rate of .21% in Policy year 11, .30% in Policy year 20 and .40% in Policy year 30.

  JHVLICO reserves the right to modify or discontinue this reduction. Because the Policies were first offered for sale in 1994, no reductions have yet been made.

  Lower current insurance rates are offered at most ages for insureds who qualify as non-smokers. To qualify, an insured must meet additional requirements that relate to smoking habits.

  JHVLICO also charges lower current insurance rates under a Policy with a current Sum Insured of $250,000 or higher, but these lower rates are not contractually guaranteed and may be withdrawn at some future date.

  Guaranteed Death Benefit Charge. JHVLICO deducts a charge from that portion of the Account Value attributable to the variable Subaccounts for the minimum death benefit that has been guaranteed. JHVLICO guarantees that the death benefit will never be less than the Sum Insured. In return for making this guarantee, JHVLICO currently makes a monthly charge of 1c per $1000 of the current Sum Insured. This charge may be increased by JHVLICO but will never exceed 3c per $1000 of the current Sum Insured.

  When a Premium Recalculation is effected, and the new Base Policy Premium is less than the Guaranteed Maximum Recalculated Premium for the insured's age at issue of the Policy, a one-time deduction is made from the amount applied as compensation for the additional guarantee. The current charge is1 1/2% of the portion of the Account Value applied to reduce the new Base Policy Premium to an amount below the Guaranteed Maximum Recalculated Premium for the insured's age at issue. This charge may be increased by JHVLICO but it will never exceed 3% of the amount applied.

  Charge for Mortality and Expense Risks. A daily charge is deducted from the variable Subaccounts for mortality and expense risks assumed by JHVLICO at an effective annual rate of .60% of the value of the assets of each variable Subaccount attributable to the Policies. This charge begins when amounts under a Policy are first allocated to the Account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefit than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. JHVLICO will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

  Charges for Extra Mortality Risks. An insured who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. This additional premium is collected in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from Account Value in equal installments.

  Charges for Additional Insurance Benefits. An additional Required Premium must be paid if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 8.6% of the additional premium is deducted from premiums when paid and the remainder of the additional premium is deducted monthly from Account Value in equal installments.

  Charges for Taxes. Currently no charge is made against Account Value for JHVLICO's Federal income taxes but if JHVLICO incurs, or expects to incur, income taxes attributable to the Account or this class of Policies in future years, it reserves the right to make a charge and any charge would affect what the Subaccounts earn. Charges for other taxes, if any, attributable to the Subaccounts may also be made.

  Charge for Partial Withdrawal. On or after the first Policy anniversary, the Owner may withdraw all or part of any Excess Value in the Policy. The amount to be withdrawn must be at least $1,000. An administrative charge equal to $20 will be deducted from the Account Value on the date of withdrawal.

  Guarantee of Premiums and Certain Charges. The Policy's Base Policy Premium is guaranteed not to increase, except that a larger Base Policy Premium may result from the Premium Recalculation. The state premium tax charge, the Federal DAC Tax charge, mortality and expense risk charge, the charge for partial withdrawals and the Issue Charge are guaranteed not to increase over the life of the Policy. The maintenance charge, the Guaranteed Death Benefit Charge, the sales charges, the Administrative Surrender Charge and the insurance charge are guaranteed not to exceed the maximums set forth in the Policy.

  Fund Investment Management Fees and Other Fund Expenses. The Account purchases shares of the Funds at net asset value, a value which reflects the deduction from the assets of each Fund of its investment management fees and certain other non-advisory Fund operating expenses, which are described briefly in the Summary of this Prospectus. For a full description of these deductions, see the attached prospectuses for the Funds.

  The monthly deductions from Account Value described above are deducted on the date of issue and on the first day of each Policy month thereafter. These deductions are made from the Subaccounts in proportion to the amount of Account Value in each. For each month that JHVLICO is unable to deduct any charge because there is insufficient Account Value, the uncollected charges will accumulate and be deducted when and if sufficient Account Value is available.

                            DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's Policies and who are also registered representatives ("representatives") of John Hancock Distributors, Inc. ("Distributors"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a Policy and each insured's risk classification. Pursuant to a sales agreement among John Hancock, Distributors, JHVLICO, and the Account, Distributors acts as the principal underwriter of the Policies. The sales agreement will remain in effect until terminated upon sixty days' written notice by any party. JHVLICO will make the appropriate refund if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Distributors' representatives are compensated for sales of the Policies on a commission and service fee basis by Distributors, and JHVLICO reimburses Distributors for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to an agent for selling a Policy is 45% of the Base Policy Premiums (prior to any Premium Recalculation) that would be payable in the first Policy year, 7.5% of such premiums payable in the second Policy year and 5% of any such premiums received by JHVLICO in later years. The maximum commission on any other premium paid in any year is 3%.

  Representatives with less than four years of service with Distributors and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  Distributors is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc., and is a member of the Securities Investor Protection Corporation. The Policies are also sold through other registered broker-dealers that have entered into selling agreements with Distributors and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Distributors' representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Distributors will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Distributors for such amounts and for certain other direct expenses in connection with marketing the Policies through other broker-dealers. In addition, these representatives may earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Distributors serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and S. Distributors is also the principal underwriter for John Hancock Variable Series Trust I.

                               TAX CONSIDERATIONS

  The below description of Federal income tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax advisor. Federal, state and local tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, JHVLICO believes the Policy will receive the same Federal income and estate tax treatment. Section 7702 of the Internal Revenue Code ("Code") defines life insurance for Federal tax purposes. If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. JHVLICO will monitor compliance with these standards. Furthermore, JHVLICO reserves the right to make any changes in the Policy necessary to ensure the Policy is within the definition of life insurance.

  JHVLICO believes that the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, increases in Account Value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are actually received through withdrawal, surrender or other distributions.

  A surrender, partial surrender or withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the surrender value exceeds the net premiums paid under the Policy, i.e., ignoring premiums paid for optional benefits and riders. But under certain circumstances within the first 15 Policy years the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  JHVLICO also believes that, except as noted below, loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner. However, the amount of any loan outstanding will be taxed to the Owner when the Policy lapses.

  Distributions under Policies on which premiums greater than the "7-pay" limit have been paid will be treated as distributions from a "modified endowment," which are subject to taxation based on Federal tax legislation. The Owner of such a Policy will be taxed on distributions such as loans, surrenders, partial surrenders and withdrawals to the extent of any income (gain) to the Owner (income-first basis). The distributions affected will be those made on or after, and within the two year period prior to the time the Policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on income distributed before the Owner attains age59 1/2.

  Furthermore, any time there is a "material change" in a Policy (such as an increase in Sum Insured, the addition of certain other Policy benefits after issue, or reinstatement of a lapsed policy), the Policy will be subject to a new "7-pay" test, with the possibility of a tax on distributions if it were subsequently to become a modified endowment. Moreover, if benefits under a Policy are reduced (such as a reduction in the Sum Insured or death benefit or the reduction or cancellation of certain rider benefits, or Policy termination) during the 7 years in which the 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowment contracts issued by the same insurer (or affiliates) to the Owner during any calendar year generally will be treated as one contract for the purpose of applying these rules. Your tax advisor should be consulted if you have questions regarding the possible impact of the 7-pay limit on your Policy.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

CHARGE FOR JHVLICO'S TAXES

  Except for the DAC Tax charge, currently JHVLICO makes no charge for Federal income taxes that may be attributable to this class of Policies. If JHVLICO incurs, or expects to incur, income taxes attributable to this class of Policies or any Subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, JHVLICO may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

CORPORATE AND H.R. 10 PLANS

  The Policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized.

              BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:



   Directors--Officers                     Principal Occupations
   -------------------                     ---------------------
   David F. D'Alessandro    Chairman of the Board and Chief Executive Officer
                            of JHVLICO; President and Chief Operating Officer,
                            John Hancock Mutual Life Insurance Company.
   Henry D. Shaw            Vice Chairman of the Board and President of
                            JHVLICO; Senior Vice President, John Hancock Mutual
                            Life Insurance Company.
   Thomas J. Lee            Director of JHVLICO; Vice President, John Hancock
                            Mutual Life Insurance Company.
   Michele G. Van Leer      Director of JHVLICO; Senior Vice President, John
                            Hancock Mutual Life Insurance Company.
   Ronald J. Bocage         Director, Vice President and Counsel of JHVLICO;
                            Vice President and Counsel, John Hancock Mutual
                            Life Insurance Company.
   Joseph A. Tomlinson      Director and Vice President of JHVLICO; Vice
                            President, John Hancock Mutual Life Insurance
                            Company.
   Robert R. Reitano        Director of JHVLICO; Vice President, John Hancock
                            Mutual Life Insurance Company.
   Robert S. Paster         Director of JHVLICO; Second Vice President, John
                            Hancock Mutual Life Insurance Company.
   Barbara L. Luddy         Director and Actuary of JHVLICO; Second Vice
                            President, John Hancock Mutual Life Insurance
                            Company.
   Daniel L. Ouellette      Vice President, Marketing, of JHVLICO; Vice
                            President, John Hancock Mutual Life Insurance
                            Company.
   Patrick F. Smith         Controller of JHVLICO; Assistant Controller, John
                            Hancock Mutual Life Insurance Company.




  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                                    REPORTS

  In each Policy year (except while the Policy is continued in effect under a fixed option on lapse) a statement will be sent to the Owner setting forth the amount of the Current and Guaranteed Death Benefits, the Account Value, the portion of the Account Value in each Subaccount, the Surrender Value, premiums received and charges deducted from premium since the last report, and any outstanding Indebtedness (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to Owners of transfers among Subaccounts, Policy loans, partial withdrawals of Excess Value and certain other Policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, an Owner who makes a premium payment that differs by more than $25 from that billed will receive a separate confirmation of that premium payment.

  Owners will be sent semiannually a report containing the financial statements of the Funds, including a list of securities held in each Portfolio.

                               VOTING PRIVILEGES

  All of the assets in the variable Subaccounts of the Account are invested in shares of the corresponding Portfolios of the Funds. JHVLICO will vote the shares of each of the Portfolios of the Funds which are deemed attributable to qualifying variable life insurance policies and variable annuity contracts at regular and special meetings of the Funds' shareholders in accordance with instructions received from owners of such policies or contracts. Shares of the Funds held in the Account which are not attributable to such policies or contracts and shares for which instructions from owners are not received will be represented by JHVLICO at the meeting and will be voted for and against each matter in the same proportions as the votes based upon the instructions received from the owners of all such policies and contracts.

  The number of Fund shares held in each variable Subaccount deemed attributable to each Owner is determined by dividing the amount of a Policy's Account Value held in the variable Subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that variable Subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Funds' meetings.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of each Fund, ratification of the selection of independent auditors, approval of Fund investment advisory agreements and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by JHVLICO in order that voting instructions may be given.

  JHVLICO may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios or to approve or disapprove an investment advisory or underwriting contract for a Fund. JHVLICO also may disregard voting instructions in favor of changes initiated by an owner or a Fund's Board of Trustees in an investment policy, investment adviser or principal underwriter of the Fund, if JHVLICO (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a variable Subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of JHVLICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the variable Subaccount. In the event JHVLICO does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to owners.

                         CHANGES THAT JHVLICO CAN MAKE

  The voting privileges described in this Prospectus are afforded based on JHVLICO's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, JHVLICO reserves the right to proceed in accordance with any such revised requirements. JHVLICO also reserves the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which the Policies belong from the Account to another separate account or variable Subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, an affiliate or John Hancock, (3) to deregister the Account under the 1940 Act, (4) to substitute for the Portfolio shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. JHVLICO would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

                                STATE REGULATION

  JHVLICO is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  JHVLICO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

                                 LEGAL MATTERS

  The legal validity of the Policies described in this Prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised JHVLICO on certain Federal securities law matters in connection with the Policies.

                             REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of JHVLICO and the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Randi M. Sterrn, F.S.A., an Actuary of JHVLICO.

                              FINANCIAL STATEMENTS

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the Policies.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997


                                         Large Cap     Sovereign   International  Small Cap   International   Mid Cap
                                           Growth        Bond        Equities       Growth      Balanced       Growth
                                         Subaccount   Subaccount    Subaccount    Subaccount   Subaccount    Subaccount
                                        ------------  -----------  -------------  ----------  -------------  ----------
                                        ---------------------------------------------------------------------------------
ASSETS
Investment in shares of portfolios of
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . .   $220,404,877  $77,364,479   $41,970,969   $8,388,753   $1,157,805    $4,786,962
Investments in shares of portfolios of
 M Fund Inc., at value  . . . . . . .             --           --            --           --           --            --
Receivable from:
 John Hancock Variable Series Trust I        136,286      346,734     1,409,104       66,139          502         5,059
 M Fund Inc.  . . . . . . . . . . . .             --           --            --           --           --            --
                                        ------------  -----------   -----------   ----------   ----------    ----------
TOTAL ASSETS  . . . . . . . . . . . .    220,541,163   77,711,213    43,380,073    8,454,892    1,158,307     4,792,021
LIABILITIES
 Payable to:
  John Hancock Variable Life Insurance
   Company. . . . . . . . . . . . . .        132,686      345,471     1,408,454       66,005          483         4,981
  M Fund Inc. . . . . . . . . . . . .             --           --            --           --           --            --
 Asset charges payable  . . . . . . .          3,600        1,263           650          134           19            78
                                        ------------  -----------   -----------   ----------   ----------    ----------
TOTAL LIABILITIES . . . . . . . . . .        136,286      346,734     1,409,104       66,139          502         5,059
                                        ------------  -----------   -----------   ----------   ----------    ----------
NET ASSETS  . . . . . . . . . . . . .   $220,404,877  $77,364,479   $41,970,969   $8,388,753   $1,157,805    $4,786,962
                                        ============  ===========   ===========   ==========   ==========    ==========
                                        Large Cap      Money       Mid Cap       Special      Real Estate
                                          Value       Market        Value     Opportunities     Equity
                                        Subaccount  Subaccount   Subaccount    Subaccount     Subaccount
                                        ----------  -----------  -----------  -------------  -------------
                                        ------------------------------------------------------------------
ASSETS
Investment in shares of portfolios of   $6,535,144  $16,502,852  $13,182,435   $51,834,969    $42,559,352
 John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . .
Investments in shares of portfolios of          --           --           --            --             --
 M Fund Inc., at value  . . . . . . .
Receivable from:
 John Hancock Variable Series Trust I       45,146      242,747       52,975     1,256,884         11,157
 M Fund Inc.  . . . . . . . . . . . .           --           --           --            --             --
                                        ----------  -----------  -----------   -----------    -----------
TOTAL ASSETS  . . . . . . . . . . . .    6,580,290   16,745,599   13,235,410    53,091,853     42,570,509
LIABILITIES
 Payable to:
  John Hancock Variable Life Insurance      45,040      242,480       52,761     1,256,074         10,480
   Company. . . . . . . . . . . . . .
  M Fund Inc. . . . . . . . . . . . .           --           --           --            --             --
 Asset charges payable  . . . . . . .          106          267          214           810            677
                                        ----------  -----------  -----------   -----------    -----------
TOTAL LIABILITIES . . . . . . . . . .       45,146      242,747       52,975     1,256,884         11,157
                                        ----------  -----------  -----------   -----------    -----------
NET ASSETS  . . . . . . . . . . . . .   $6,535,144  $16,502,852  $13,182,435   $51,834,969    $42,559,352
                                        ==========  ===========  ===========   ===========    ===========




---------
See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

DECEMBER 31, 1997


                                                                                     Short-Term
                                                           Growth &                     U.S.     Small Cap   International
                                                            Income       Managed     Government    Value     Opportunities
                                                          Subaccount    Subaccount   Subaccount  Subaccount   Subaccount
                                                         ------------  ------------  ----------  ----------  -------------
ASSETS
Investment in shares of portfolios of John Hancock
 Variable Series Trust I, at value . . . . . . . . . .   $415,058,955  $370,265,102  $4,477,991  $7,081,141   $6,510,024
Investments in shares of portfolios of M Fund Inc., at
 value . . . . . . . . . . . . . . . . . . . . . . . .             --            --          --          --           --
Receivable from:
 John Hancock Variable Series Trust I  . . . . . . . .      1,579,180        67,783       8,610      30,094       33,701
 M Fund Inc. . . . . . . . . . . . . . . . . . . . . .             --            --          --          --           --
                                                         ------------  ------------  ----------  ----------   ----------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .    416,638,135   370,332,885   4,486,601   7,111,235    6,543,725
LIABILITIES
 Payable to:
  John Hancock Variable Life Insurance Company . . . .      1,572,407        61,715       8,547      29,979       33,594
  M Fund Inc.  . . . . . . . . . . . . . . . . . . . .             --            --          --          --           --
 Asset charges payable . . . . . . . . . . . . . . . .          6,773         6,068          63         115          107
                                                         ------------  ------------  ----------  ----------   ----------
TOTAL LIABILITIES  . . . . . . . . . . . . . . . . . .      1,579,180        67,783       8,610      30,094       33,701
                                                         ------------  ------------  ----------  ----------   ----------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . .   $415,058,955  $370,265,102  $4,477,991  $7,081,141   $6,510,024
                                                         ============  ============  ==========  ==========   ==========
                                                                                    Turner      Edinburgh       Frontier
                                                           Equity     Strategic      Core     International     Capital
                                                            Index        Bond       Growth       Equity       Appreciation
                                                         Subaccount   Subaccount  Subaccount   Subaccount      Subaccount
                                                         -----------  ----------  ----------  -------------  --------------
ASSETS
Investment in shares of portfolios of John Hancock       $10,430,076  $2,627,808   $     --     $     --       $       --
 Variable Series Trust I, at value . . . . . . . . . .
Investments in shares of portfolios of M Fund Inc., at            --          --    244,835      794,869        2,536,602
 value . . . . . . . . . . . . . . . . . . . . . . . .
Receivable from:
 John Hancock Variable Series Trust I  . . . . . . . .        10,685       1,304         --           --               --
 M Fund Inc. . . . . . . . . . . . . . . . . . . . . .            --          --          4           13               41
                                                         -----------  ----------   --------     --------       ----------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .    10,440,761   2,629,112    244,839      794,882        2,536,643
LIABILITIES
 Payable to:
  John Hancock Variable Life Insurance Company . . . .        10,514       1,261         --           --               --
  M Fund Inc.  . . . . . . . . . . . . . . . . . . . .            --          --         --           --               --
 Asset charges payable . . . . . . . . . . . . . . . .           171          43          4           13               41
                                                         -----------  ----------   --------     --------       ----------
TOTAL LIABILITIES  . . . . . . . . . . . . . . . . . .        10,685       1,304          4           13               41
                                                         -----------  ----------   --------     --------       ----------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . .   $10,430,076  $2,627,808   $244,835     $794,869       $2,536,602
                                                         ===========  ==========   ========     ========       ==========




---------
See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

STATEMENTS OF OPERATIONS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,




                                             Large Cap Growth Subaccount             Sovereign Bond Subaccount
                                        --------------------------------------  -------------------------------------
                                           1997         1996          1995         1997         1996          1995
                                        -----------  ------------  -----------  -----------  ------------  ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I  $19,906,569  $22,706,338   $ 9,127,019  $5,517,405   $ 4,518,056   $3,997,055
  M Fund Inc. . . . . . . . . . . . .            --           --            --          --            --           --
                                        -----------  -----------   -----------  ----------   -----------   ----------
Total investment income . . . . . . .    19,906,569   22,706,338     9,127,019   5,517,405     4,518,056    3,997,055
Expenses:
 Mortality and expense risks  . . . .     1,152,388      789,368       527,639     417,812       352,330      288,879
                                        -----------  -----------   -----------  ----------   -----------   ----------
Net investment income (loss)  . . . .    18,754,181   21,916,970     8,599,380   5,099,593     4,165,726    3,708,176
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain
  (loss)  . . . . . . . . . . . . . .     5,377,678    2,555,654       839,997    (316,608)     (136,401)      63,373
 Net unrealized appreciation
  (depreciation) during the period  .    24,886,516   (2,922,417)   13,485,769   1,592,275    (1,537,488)   4,386,358
                                        -----------  -----------   -----------  ----------   -----------   ----------
Net realized and unrealized gain
 (loss) on investments  . . . . . . .    30,264,194     (366,763)   14,325,766   1,275,667    (1,673,889)   4,449,731
                                        -----------  -----------   -----------  ----------   -----------   ----------
Net increase (decrease) in net assets
 resulting from operations  . . . . .   $49,018,375  $21,550,207   $22,925,146  $6,375,260   $ 2,491,837   $8,157,907
                                        ===========  ===========   ===========  ==========   ===========   ==========
                                                   International                   Small Cap           International
                                                     Equities                        Growth              Balanced
                                                    Subaccount                     Subaccount           Subaccount
                                        ------------------------------------  --------------------   ------------------
                                           1997          1996        1995       1997       1996*       1997       1996*
                                        ------------  ----------  ----------  ---------  ----------  ---------  ---------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I  $ 2,032,258   $  460,651  $  313,290  $  3,380   $   1,404   $ 62,258    $11,409
  M Fund Inc. . . . . . . . . . . . .            --           --          --        --          --         --         --
                                        -----------   ----------  ----------  --------   ---------   --------    -------
Total investment income . . . . . . .     2,032,258      460,651     313,290     3,380       1,404     62,258     11,409
Expenses:
 Mortality and expense risks  . . . .       249,823      209,866     158,467    33,986       6,704      6,972      1,311
                                        -----------   ----------  ----------  --------   ---------   --------    -------
Net investment income (loss)  . . . .     1,782,435      250,785     154,823   (30,606)     (5,300)    55,286     10,098
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain                          958,182      156,348     709,715   116,210    (210,939)    29,092      1,642
  (loss)  . . . . . . . . . . . . . .
 Net unrealized appreciation
  (depreciation) during the period  .    (4,981,747)   2,539,023   1,169,158   732,330     (86,846)   (68,785)    18,954
                                        -----------   ----------  ----------  --------   ---------   --------    -------
Net realized and unrealized gain
 (loss) on investments  . . . . . . .    (4,023,565)   2,695,371   1,878,873   848,540    (297,785)   (39,693)    20,596
                                        -----------   ----------  ----------  --------   ---------   --------    -------
Net increase (decrease) in net assets
 resulting from operations  . . . . .   $(2,241,130)  $2,946,156  $2,033,696  $817,934   $(303,085)  $ 15,593    $30,694
                                        ===========   ==========  ==========  ========   =========   ========    =======




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                               Mid Cap Growth      Large Cap Value
                                                 Subaccount           Subaccount         Money Market Subaccount
                                              ------------------  ------------------  ------------------------------
                                                1997      1996*     1997     1996*      1997      1996       1995
                                              ---------  -------  --------  --------  --------  --------  ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I  . .   $     --   $ 7,102  $259,192  $ 36,343  $895,867  $918,057  $1,021,645
  M Fund Inc. . . . . . . . . . . . . . . .         --        --        --        --        --        --          --
                                              --------   -------  --------  --------  --------  --------  ----------
Total investment income . . . . . . . . . .                7,102   259,192    36,343   895,867   918,057   1,021,645
Expenses:
 Mortality and expense risks  . . . . . . .     20,278     4,054    23,604     3,072   101,168   105,920     108,941
                                              --------   -------  --------  --------  --------  --------  ----------
Net investment income (loss)  . . . . . . .    (20,278)    3,048   235,588    33,271   794,699   812,137     912,704
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain  . . . . . . . . . . . .     64,078       168   147,209     3,072        --        --          --
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .    567,677    38,250   547,716    87,225        --        --          --
                                              --------   -------  --------  --------  --------  --------  ----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .    631,755    38,418   694,925    90,297        --        --          --
                                              --------   -------  --------  --------  --------  --------  ----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $611,477   $41,466  $930,513  $123,568  $794,699  $812,137  $  912,704
                                              ========   =======  ========  ========  ========  ========  ==========
                                                 Mid Cap Value
                                                   Subaccount        Special Opportunities Subaccount
                                              --------------------  ------------------------------------
                                                 1997      1996*       1997          1996         1995
                                              ----------  --------  ------------  ----------  ------------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I  . .   $  972,249  $ 28,018  $ 5,058,010   $1,789,171   $  483,189
  M Fund Inc. . . . . . . . . . . . . . . .           --        --           --           --           --
                                              ----------  --------  -----------   ----------   ----------
Total investment income . . . . . . . . . .      972,249    28,018    5,058,010    1,789,171      483,189
Expenses:
 Mortality and expense risks  . . . . . . .       36,967     2,232      296,759      188,016       57,525
                                              ----------  --------  -----------   ----------   ----------
Net investment income (loss)  . . . . . . .      935,282    25,786    4,761,251    1,601,155      425,664
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain  . . . . . . . . . . . .      148,954     2,034    4,458,015    1,418,069      118,503
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .       58,693   102,527   (7,254,086)   4,977,778    2,655,206
                                              ----------  --------  -----------   ----------   ----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .      207,647   104,561   (2,796,071)   6,395,847    2,773,709
                                              ----------  --------  -----------   ----------   ----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $1,142,929  $130,347  $ 1,965,180   $7,997,002   $3,199,373
                                              ==========  ========  ===========   ==========   ==========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                       Growth & Income
                                          Real Estate Equity Subaccount                  Subaccount
                                       ----------------------------------   -------------------------------------
                                          1997        1996        1995         1997         1996         1995
                                       ----------  ----------  -----------  -----------  -----------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust
   I . . . . . . . . . . . . . . . .   $2,934,672  $1,610,938  $1,424,926   $52,442,930  $37,254,741  $20,402,345
  M Fund Inc.  . . . . . . . . . . .           --          --          --            --           --           --
                                       ----------  ----------  ----------   -----------  -----------  -----------
Total investment income  . . . . . .    2,934,672   1,610,938   1,424,926    52,442,930   37,254,741   20,402,345
Expenses:
 Mortality and expense risks . . . .      212,177     145,276     117,861     2,178,739    1,542,729    1,040,658
                                       ----------  ----------  ----------   -----------  -----------  -----------
Net investment income  . . . . . . .    2,722,495   1,465,662   1,307,065    50,264,191   35,712,012   19,361,687
Net realized and unrealized gain
 (loss):
 Net realized gain (loss)  . . . . .      751,985     184,058    (132,712)    7,351,086    3,938,033    1,182,185
 Net unrealized appreciation
  (depreciation) during the period .    2,343,294   5,976,712   1,164,732    32,872,184    6,429,197   28,390,863
                                       ----------  ----------  ----------   -----------  -----------  -----------
Net realized and unrealized gain
 (loss) on investments . . . . . . .    3,095,279   6,160,770   1,032,020    40,223,270   10,367,230   29,573,048
                                       ----------  ----------  ----------   -----------  -----------  -----------
Net increase in net assets resulting
 from operations . . . . . . . . . .   $5,817,774  $7,626,432  $2,339,085   $90,487,461  $46,079,242  $48,934,735
                                       ==========  ==========  ==========   ===========  ===========  ===========
                                                                                       Short-Term U.S.
                                                 Managed Subaccount                 Government Subaccount
                                       ---------------------------------------  ------------------------------
                                          1997          1996          1995        1997       1996       1995
                                       -----------  -------------  -----------  ---------  ---------  --------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust   $34,981,042  $ 37,205,797   $24,582,126  $216,077   $140,926   $103,070
   I . . . . . . . . . . . . . . . .
  M Fund Inc.  . . . . . . . . . . .            --            --            --        --         --         --
                                       -----------  ------------   -----------  --------   --------   --------
Total investment income  . . . . . .    34,981,042    37,205,797    24,582,126   216,077    140,926    103,070
Expenses:
 Mortality and expense risks . . . .     2,035,959     1,678,618     1,324,428    17,975     12,366      8,335
                                       -----------  ------------   -----------  --------   --------   --------
Net investment income  . . . . . . .    32,945,083    35,527,179    23,257,698   198,102    128,560     94,735
Net realized and unrealized gain
 (loss):
 Net realized gain (loss)  . . . . .     3,754,808     3,555,551     3,530,479   (12,481)    20,920     20,630
 Net unrealized appreciation
  (depreciation) during the period .    19,460,056   (11,690,944)   24,157,024    24,408    (69,771)    77,274
                                       -----------  ------------   -----------  --------   --------   --------
Net realized and unrealized gain
 (loss) on investments . . . . . . .    23,214,864    (8,135,393)   27,687,503    11,927    (48,851)    97,904
                                       -----------  ------------   -----------  --------   --------   --------
Net increase in net assets resulting
 from operations . . . . . . . . . .   $56,159,947  $ 27,391,786   $50,945,201  $210,029   $ 79,709   $192,639
                                       ===========  ============   ===========  ========   ========   ========
                                        Small Cap Value
                                           Subaccount
                                       ------------------
                                         1997       1996*
                                       ---------  ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust   $537,451    $32,693
   I . . . . . . . . . . . . . . . .
  M Fund Inc.  . . . . . . . . . . .         --         --
                                       --------    -------
Total investment income  . . . . . .    537,451     32,693
Expenses:
 Mortality and expense risks . . . .     21,374      2,395
                                       --------    -------
Net investment income  . . . . . . .    516,077     30,298
Net realized and unrealized gain
 (loss):
 Net realized gain (loss)  . . . . .    179,065     (1,418)
 Net unrealized appreciation
  (depreciation) during the period .    (60,841)    66,350
                                       --------    -------
Net realized and unrealized gain
 (loss) on investments . . . . . . .    118,224     64,932
                                       --------    -------
Net increase in net assets resulting
 from operations . . . . . . . . . .   $634,301    $95,230
                                       ========    =======




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                                         International Opportunities      Equity Index        Strategic Bond
                                                                 Subaccount                Subaccount           Subaccount
                                                         ----------------------------  -------------------  -----------------
                                                             1997           1996*         1997      1996*     1997     1996*
                                                         --------------  ------------  ----------  -------  --------  --------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I . . . . . . . .     $  85,488       $  5,631    $  289,092  $27,780  $155,751  $13,269
  M Fund Inc.  . . . . . . . . . . . . . . . . . . . .            --             --            --       --        --       --
                                                           ---------       --------    ----------  -------  --------  -------
Total investment income  . . . . . . . . . . . . . . .        85,488          5,631       289,092   27,780   155,751   13,269
Expenses:
 Mortality and expense risks . . . . . . . . . . . . .        27,161          3,818        33,761    2,194    10,483      675
                                                           ---------       --------    ----------  -------  --------  -------
Net investment income (loss) . . . . . . . . . . . . .        58,327          1,813       255,331   25,586   145,268   12,594
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)  . . . . . . . . . . . . . .       104,001          2,596        72,875    4,690     4,242    1,272
 Net unrealized appreciation (depreciation) during the
  period . . . . . . . . . . . . . . . . . . . . . . .      (279,934)        98,849       973,872   58,797     7,679   (2,250)
                                                           ---------       --------    ----------  -------  --------  -------
Net realized and unrealized gain (loss) on investments      (175,933)       101,445     1,046,747   63,487    11,921     (978)
                                                           ---------       --------    ----------  -------  --------  -------
Net increase (decrease) in net assets resulting from
 operations. . . . . . . . . . . . . . . . . . . . . .     $(117,606)      $103,258    $1,302,078  $89,073  $157,189  $11,616
                                                           =========       ========    ==========  =======  ========  =======
                                                                                     Edinburgh               Frontier
                                                          Turner Core Growth   International Equity    Capital Appreciation
                                                              Subaccount            Subaccount              Subaccount
                                                         -------------------   ---------------------   ---------------------
                                                           1997      1996*        1997        1996*      1997       1996*
                                                         --------  ----------  ------------  --------  --------  -------------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I . . . . . . . .   $    --   $     --     $     --      $ --     $    --    $      --
  M Fund Inc.  . . . . . . . . . . . . . . . . . . . .    22,593         91       11,174       362      59,777           --
                                                         -------   --------     --------      ----     -------    ---------
Total investment income  . . . . . . . . . . . . . . .    22,593         91       11,174       362      59,777           --
Expenses:
 Mortality and expense risks . . . . . . . . . . . . .       828      1,556        2,688        74       7,104        1,628
                                                         -------   --------     --------      ----     -------    ---------
Net investment income (loss) . . . . . . . . . . . . .    21,765     (1,465)       8,486       288      52,673       (1,628)
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)  . . . . . . . . . . . . . .     1,020    (75,788)         371       (30)     10,828     (130,154)
 Net unrealized appreciation (depreciation) during the
  period . . . . . . . . . . . . . . . . . . . . . . .    17,720         --      (32,110)      220      28,386        1,432
                                                         -------   --------     --------      ----     -------    ---------
Net realized and unrealized gain (loss) on investments    18,740    (75,788)     (31,739)      190      39,214     (128,722)
                                                         -------   --------     --------      ----     -------    ---------
Net increase (decrease) in net assets resulting from
 operations. . . . . . . . . . . . . . . . . . . . . .   $40,505   $(77,253)    $(23,253)     $478     $91,887    $(130,350)
                                                         =======   ========     ========      ====     =======    =========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,




                                        Large Cap Growth Subaccount                   Sovereign Bond Subaccount
                                 ------------------------------------------   ------------------------------------------
                                     1997           1996           1995           1997           1996           1995
                                 -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $ 18,754,181   $ 21,916,970   $  8,599,380   $  5,099,593   $  4,165,726   $  3,708,176
 Net realized gains
  (losses) . . . . . . . . . .      5,377,678      2,555,654        839,997       (316,608)      (136,401)        63,373
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . .     24,886,516     (2,922,417)    13,485,769      1,592,275     (1,537,488)     4,386,358
                                 ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .     49,018,375     21,550,207     22,925,146      6,375,260      2,491,837      8,157,907
From policyholder transactions:
 Net premiums from
  policyholders. . . . . . . .     50,870,640     51,040,008     51,711,591     21,348,125     20,848,505     23,206,470
 Net benefits to policyholders    (32,643,981)   (33,079,850)   (19,250,850)   (14,778,316)   (15,298,035)   (14,981,037)
                                 ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets
 resulting from policyholder
 transactions  . . . . . . . .     18,226,659     17,960,158     32,460,741      6,569,809      5,550,470      8,225,433
                                 ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net
 assets  . . . . . . . . . . .     67,245,034     39,510,365     55,385,887     12,945,069      8,042,307     16,383,340
Net assets at beginning of
 period. . . . . . . . . . . .    153,159,843    113,649,478     58,263,591     64,419,410     56,377,103     39,993,763
                                 ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of
 period  . . . . . . . . . . .   $220,404,877   $153,159,843   $113,649,478   $ 77,364,479   $ 64,419,410   $ 56,377,103
                                 ============   ============   ============   ============   ============   ============
                                                                                                          International Balanced
                                                                                  Small Cap Growth             Subaccount
                                     International Equities Subaccount               Subaccount           ---------------------
                                 ------------------------------------------   -------------------------
                                     1997           1996           1995          1997          1996*         1997        1996*
                                 -------------  -------------  -------------  ------------  ------------  -----------  -----------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $  1,782,435   $    250,785   $    154,823   $   (30,606)  $    (5,300)  $   55,286    $ 10,098
 Net realized gains                   958,182        156,348        709,715       116,210      (210,939)      29,092       1,642
  (losses) . . . . . . . . . .
 Net unrealized appreciation
  (depreciation) during the        (4,981,747)
  period . . . . . . . . . . .   ------------      2,539,023      1,169,158       732,330       (86,846)     (68,785)     18,954
                                                ------------   ------------   -----------   -----------   ----------    --------
Net increase (decrease) in net     (2,241,130)     2,946,156      2,033,696       817,934      (303,085)      15,593      30,694
 assets resulting from
 operations. . . . . . . . . .
From policyholder transactions:
 Net premiums from                 17,654,531     17,279,404     17,644,301     7,111,430     5,020,648    1,210,054     777,316
  policyholders. . . . . . . .
 Net benefits to policyholders    (12,889,618)   (11,711,164)   (12,682,229)   (2,474,024)   (1,784,150)    (811,533)    (64,319)
                                 ------------   ------------   ------------   -----------   -----------   ----------    --------
Net increase in net assets
 resulting from policyholder        4,764,913
 transactions  . . . . . . . .   ------------      5,568,240      4,962,072     4,637,406     3,236,498      398,521     712,997
                                                ------------   ------------   -----------   -----------   ----------    --------
Net increase in net                 2,523,783      8,514,396      6,995,768     5,455,340     2,933,413      414,114     743,691
 assets  . . . . . . . . . . .
Net assets at beginning of
 period. . . . . . . . . . . .     39,447,186     30,932,790     23,937,022     2,933,413            --      743,691          --
                                 ------------   ------------   ------------   -----------   -----------   ----------    --------
Net assets at end of
 period  . . . . . . . . . . .   $ 41,970,969   $ 39,447,186   $ 30,932,790   $ 8,388,753   $ 2,933,413   $1,157,805    $743,691
                                 ============   ============   ============   ===========   ===========   ==========    ========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                 Mid Cap Growth            Large Cap Value
                                                   Subaccount                 Subaccount
                                            ------------------------   ------------------------
                                               1997         1996*         1997         1996*
                                            ------------  -----------  ------------  -----------
Increase in net assets from operations:
 Net investment income (loss) . . . . . .   $   (20,278)  $    3,048   $   235,588   $   33,271
 Net realized gains . . . . . . . . . . .        64,078          168       147,209        3,072
 Net unrealized appreciation
  (depreciation) during the period  . . .       567,677       38,250       547,716       87,225
                                            -----------   ----------   -----------   ----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .       611,477       41,466       930,513      123,568
From policyholder transactions:
 Net premiums from policyholders  . . . .     3,564,986    2,413,439     5,175,373    1,814,755
 Net benefits to policyholders  . . . . .    (1,603,972)    (240,434)   (1,416,071)     (92,994)
                                            -----------   ----------   -----------   ----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . . .     1,961,014    2,173,005     3,759,302    1,721,761
                                            -----------   ----------   -----------   ----------
Net increase (decrease) in net assets . .     2,572,491    2,214,471     4,689,815    1,845,329
Net assets at beginning of period . . . .     2,214,471           --     1,845,329           --
                                            -----------   ----------   -----------   ----------
Net assets at end of period . . . . . . .   $ 4,786,962   $2,214,471   $ 6,535,144   $1,845,329
                                            ===========   ==========   ===========   ==========
                                                           Money Market                       Mid Cap Value
                                                            Subaccount                          Subaccount
                                            ------------------------------------------   ------------------------
                                                1997           1996           1995          1997         1996*
                                            -------------  -------------  -------------  ------------  -----------
Increase in net assets from operations:
 Net investment income (loss) . . . . . .   $    794,699   $    812,137   $    912,704   $   935,282   $   25,786
 Net realized gains . . . . . . . . . . .             --             --             --       148,954        2,034
 Net unrealized appreciation
  (depreciation) during the period  . . .             --             --             --        58,693      102,527
                                            ------------   ------------   ------------   -----------   ----------
Net increase in net assets resulting from        794,699        812,137        912,704     1,142,929      130,347
 operations . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . .     19,719,031     24,680,961     21,430,904    12,224,626    1,258,509
 Net benefits to policyholders  . . . . .    (21,386,542)   (27,801,448)   (19,852,589)   (1,523,046)     (50,930)
                                            ------------   ------------   ------------   -----------   ----------
Net increase (decrease) in net assets
 resulting from policyholder                  (1,667,511)
 transactions . . . . . . . . . . . . . .   ------------     (3,120,487)     1,578,315    10,701,580    1,207,579
                                                           ------------   ------------   -----------   ----------
Net increase (decrease) in net assets . .       (872,812)    (2,308,350)     2,491,019    11,844,509    1,337,926
Net assets at beginning of period . . . .     17,375,664     19,684,014     17,192,995     1,337,926           --
                                            ------------   ------------   ------------   -----------   ----------
Net assets at end of period . . . . . . .   $ 16,502,852   $ 17,375,664   $ 19,684,014   $13,182,435   $1,337,926
                                            ============   ============   ============   ===========   ==========
                                                      Special Opportunities
                                                           Subaccount
                                            -----------------------------------------
                                                1997           1996           1995
                                            -------------  -------------  --------------
Increase in net assets from operations:
 Net investment income (loss) . . . . . .   $  4,761,251   $  1,601,155    $   425,664
 Net realized gains . . . . . . . . . . .      4,458,015      1,418,069        118,503
 Net unrealized appreciation
  (depreciation) during the period  . . .     (7,254,086)     4,977,778      2,655,206
                                            ------------   ------------    -----------
Net increase in net assets resulting from      1,965,180      7,997,002      3,199,373
 operations . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . .     26,820,224     30,839,359     15,268,369
 Net benefits to policyholders  . . . . .    (23,391,073)   (12,562,876)    (3,375,070)
                                            ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder                   3,429,151
 transactions . . . . . . . . . . . . . .   ------------     18,276,483     11,893,299
                                                           ------------    -----------
Net increase (decrease) in net assets . .      5,394,331     26,273,485     15,092,672
Net assets at beginning of period . . . .     46,440,638     20,167,153      5,074,481
                                            ------------   ------------    -----------
Net assets at end of period . . . . . . .   $ 51,834,969   $ 46,440,638    $20,167,153
                                            ============   ============    ===========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                  Real Estate Equity Subaccount                 Growth & Income Subaccount
                             ----------------------------------------   ------------------------------------------
                                1997          1996           1995           1997           1996           1995
                             ------------  ------------  -------------  -------------  -------------  -------------
Increase in net assets from
 operations:
 Net investment income . .   $ 2,722,495   $ 1,465,662   $  1,307,065   $ 50,264,191   $ 35,712,012   $ 19,361,687
 Net realized gains
  (losses) . . . . . . . .       751,985       184,058       (132,712)     7,351,086      3,938,033      1,182,185
 Net unrealized
  appreciation
  (depreciation) during the
  period . . . . . . . . .     2,343,294     5,976,712      1,164,732     32,872,184      6,429,197     28,390,863
                             -----------   -----------   ------------   ------------   ------------   ------------
Net increase in net assets
 resulting from operations     5,817,774     7,626,432      2,339,085     90,487,461     46,079,242     48,934,735
From policyholder
 transactions:
 Net premiums from
  policyholders. . . . . .    13,842,210    10,025,714     10,547,817     94,961,660     93,961,136     76,729,116
 Net benefits to
  policyholders. . . . . .    (8,886,892)   (8,112,734)   (10,156,449)   (70,387,297)   (57,300,211)   (41,442,095)
                             -----------   -----------   ------------   ------------   ------------   ------------
Net increase in net assets
 resulting from
 policyholder transactions     4,955,318     1,912,980        391,368     24,574,363     36,660,925     35,287,021
                             -----------   -----------   ------------   ------------   ------------   ------------
Net increase in net assets    10,773,092     9,539,412      2,730,453    115,061,824     82,740,167     84,221,756
Net assets at beginning of
 period. . . . . . . . . .    31,786,260    22,246,848     19,516,395    299,997,131    217,256,964    133,035,208
                             -----------   -----------   ------------   ------------   ------------   ------------
Net assets at end of period  $42,559,352   $31,786,260   $ 22,246,848   $415,058,955   $299,997,131   $217,256,964
                             ===========   ===========   ============   ============   ============   ============
                                                                                Short-Term U.S. Government
                                         Managed Subaccount                             Subaccount
                             ------------------------------------------   ---------------------------------------
                                 1997           1996           1995          1997          1996          1995
                             -------------  -------------  -------------  ------------  ------------  ------------
Increase in net assets from
 operations:
 Net investment income . .   $ 32,945,083   $ 35,527,179   $ 23,257,698   $   198,102   $   128,560   $    94,735
 Net realized gains             3,754,808      3,555,551      3,530,479       (12,481)       20,920        20,630
  (losses) . . . . . . . .
 Net unrealized
  appreciation                 19,460,056    (11,690,944)    24,157,024        24,408       (69,771)       77,274
  (depreciation) during the  ------------   ------------   ------------   -----------   -----------   -----------
  period . . . . . . . . .
Net increase in net assets     56,159,947     27,391,786     50,945,201       210,029        79,709       192,639
 resulting from operations
From policyholder
 transactions:
 Net premiums from             71,811,719     71,167,775     80,690,820     3,042,915     2,675,105     2,846,775
  policyholders. . . . . .
 Net benefits to
  policyholders. . . . . .    (61,937,355)   (56,734,361)   (48,646,275)   (1,790,137)   (2,206,096)   (1,637,415)
                             ------------   ------------   ------------   -----------   -----------   -----------
Net increase in net assets
 resulting from                 9,874,364
 policyholder transactions   ------------     14,433,414     32,044,545     1,252,778       469,009     1,209,360
                                            ------------   ------------   -----------   -----------   -----------
Net increase in net assets     66,034,311     41,825,200     82,989,746     1,462,806       548,718     1,401,999
Net assets at beginning of
 period. . . . . . . . . .    304,230,791    262,405,591    179,415,845     3,015,184     2,466,466     1,064,467
                             ------------   ------------   ------------   -----------   -----------   -----------
Net assets at end of period  $370,265,102   $304,230,791   $262,405,591   $ 4,477,991   $ 3,015,184   $ 2,466,466
                             ============   ============   ============   ===========   ===========   ===========
                                 Small Cap Value
                                    Subaccount
                             ------------------------
                                1997          1996*
                             ------------  -------------
Increase in net assets from
 operations:
 Net investment income . .   $   516,077    $   30,298
 Net realized gains              179,065        (1,418)
  (losses) . . . . . . . .
 Net unrealized
  appreciation                   (60,841)
  (depreciation) during the  -----------        66,350
  period . . . . . . . . .                  ----------
Net increase in net assets       634,301        95,230
 resulting from operations
From policyholder
 transactions:
 Net premiums from             6,430,967     1,344,453
  policyholders. . . . . .
 Net benefits to
  policyholders. . . . . .    (1,313,921)     (109,889)
                             -----------    ----------
Net increase in net assets
 resulting from                5,117,046
 policyholder transactions   -----------     1,234,564
                                            ----------
Net increase in net assets     5,751,347     1,329,794
Net assets at beginning of
 period. . . . . . . . . .     1,329,794            --
                             -----------    ----------
Net assets at end of period  $ 7,081,141    $1,329,794
                             ===========    ==========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,




                                            International Opportunities          Equity Index            Strategic Bond
                                                     Subaccount                   Subaccount               Subaccount
                                            ----------------------------   ------------------------   ---------------------
                                                1997           1996*          1997         1996*         1997       1996*
                                            --------------  -------------  ------------  -----------  -----------  ---------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .    $    58,327     $    1,813    $   255,331   $   25,586   $  145,268   $ 12,594
 Net realized gains (losses)  . . . . . .        104,001          2,596         72,875        4,690        4,242      1,272
 Net unrealized appreciation
  (depreciation) during the
  period  . . . . . . . . . . . . . . . .       (279,934)        98,849        973,872       58,797        7,679     (2,250)
                                             -----------     ----------    -----------   ----------   ----------   --------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .       (117,606)       103,258      1,302,078       89,073      157,189     11,616
From policyholder transactions:
 Net premiums from
  policyholders . . . . . . . . . . . . .      6,249,522      2,395,587      9,373,895    1,242,668    2,575,091    495,203
 Net benefits to policyholders  . . . . .     (1,882,431)      (238,306)    (1,445,089)    (132,549)    (522,585)   (88,706)
                                             -----------     ----------    -----------   ----------   ----------   --------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .      4,367,091      2,157,281      7,928,806    1,110,119    2,052,506    406,497
                                             -----------     ----------    -----------   ----------   ----------   --------
Net increase in net assets  . . . . . . .      4,249,485      2,260,539      9,230,884    1,199,192    2,209,695    418,113
Net assets at beginning of period . . . .      2,260,539             --      1,199,192           --      418,113         --
                                             -----------     ----------    -----------   ----------   ----------   --------
Net assets at end of period . . . . . . .    $ 6,510,024     $2,260,539    $10,430,076   $1,199,192   $2,627,808   $418,113
                                             ===========     ==========    ===========   ==========   ==========   ========
                                                                                                    Frontier
                                                 Turner Core              Edinburgh                 Capital
                                                    Growth           International Equity         Appreciation
                                                  Subaccount              Subaccount               Subaccount
                                            ----------------------   ---------------------  ------------------------
                                              1997        1996*        1997       1996*        1997          1996*
                                            ---------  ------------  ----------  ---------  -----------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $ 21,765   $    (1,465)  $  8,486    $   288    $   52,673    $    (1,628)
 Net realized gains (losses)  . . . . . .      1,020       (75,788)       371        (30)       10,828       (130,154)
 Net unrealized appreciation
  (depreciation) during the                   17,720
  period  . . . . . . . . . . . . . . . .   --------            --    (32,110)       220        28,386          1,432
                                                       -----------   --------    -------    ----------    -----------
Net increase (decrease) in net assets         40,505       (77,253)   (23,253)       478        91,887       (130,350)
 resulting from operations  . . . . . . .
From policyholder transactions:
 Net premiums from                           209,202     1,525,222    764,978     64,120     2,429,648      1,568,562
  policyholders . . . . . . . . . . . . .
 Net benefits to policyholders  . . . . .     (7,612)   (1,445,229)   (10,047)    (1,407)      (47,057)    (1,376,088)
                                            --------   -----------   --------    -------    ----------    -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .    201,590        79,993    754,931     62,713     2,382,591        192,474
                                            --------   -----------   --------    -------    ----------    -----------
Net increase in net assets  . . . . . . .    242,095         2,740    731,678     63,191     2,474,478         62,124
Net assets at beginning of period . . . .      2,740            --     63,191         --        62,124             --
                                            --------   -----------   --------    -------    ----------    -----------
Net assets at end of period . . . . . . .   $244,835   $     2,740   $794,869    $63,191    $2,536,602    $    62,124
                                            ========   ===========   ========    =======    ==========    ===========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION

  John Hancock Variable Life Account V (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-one subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-one Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

FEDERAL INCOME TAXES

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

2. SIGNIFICANT ACCOUNTING POLICIES--CONTINUED income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .6% of net assets of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1997 were as follows:


Subaccount                        Shares Owned      Cost          Value
----------                        ------------      ----          -----
Large Cap Growth  . . . . . . .    10,586,769   $187,930,849   $220,404,877
Sovereign Bond  . . . . . . . .     7,776,122     75,958,729     77,364,479
International Equities  . . . .     2,761,277     43,643,958     41,970,969
Small Cap Growth  . . . . . . .       739,493      7,743,268      8,388,753
International Balanced  . . . .       114,518      1,207,635      1,157,805
Mid Cap Growth  . . . . . . . .       401,405      4,181,035      4,786,962
Large Cap Value . . . . . . . .       481,601      5,900,203      6,535,144
Money Market  . . . . . . . . .     1,650,285     16,502,852     16,502,852
Mid Cap Value . . . . . . . . .       950,696     13,021,215     13,182,435
Special Opportunities . . . . .     3,369,163     51,464,805     51,834,969
Real Estate Equity  . . . . . .     2,674,924     33,759,677     42,559,352
Growth & Income . . . . . . . .    24,995,259    355,932,656    415,058,955
Managed . . . . . . . . . . . .    25,803,545    344,297,799    370,265,102
Short-Term U.S. Government  . .       444,097      4,469,746      4,477,991
Small Cap Value . . . . . . . .       571,000      7,075,632      7,081,141
International Opportunities . .       612,582      6,691,109      6,510,024
Equity Index  . . . . . . . . .       733,831      9,397,407     10,430,076
Strategic Bond  . . . . . . . .       256,555      2,622,381      2,627,808
Turner Core Growth  . . . . . .        18,136        227,115        244,835
Edinburgh International Equity         79,806        826,979        794,869
Frontier Capital Appreciation .       170,014      2,508,216      2,536,602

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

4. DETAILS OF INVESTMENTS--CONTINUED

  Purchases, including reinvestment of dividend distributions and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1997, were as follows:


Subaccount                                       Purchases        Sales
----------                                       ---------        -----
Large Cap Growth  . . . . . . . . . . . . . .   $ 56,466,102   $19,485,262
Sovereign Bond  . . . . . . . . . . . . . . .     19,397,400     7,727,997
International Equities  . . . . . . . . . . .     15,253,207     8,705,859
Small Cap Growth  . . . . . . . . . . . . . .      5,859,776     1,252,977
International Balanced  . . . . . . . . . . .      1,159,181       705,374
Mid Cap Growth  . . . . . . . . . . . . . . .      2,742,522       801,786
Large Cap Value . . . . . . . . . . . . . . .      4,652,964       658,074
Money Market  . . . . . . . . . . . . . . . .     17,500,398    18,373,210
Mid Cap Value . . . . . . . . . . . . . . . .     12,117,784       480,923
Special Opportunities . . . . . . . . . . . .     21,744,442    13,554,039
Real Estate Equity  . . . . . . . . . . . . .     11,188,184     3,510,371
Growth & Income . . . . . . . . . . . . . . .    101,356,390    26,517,836
Managed . . . . . . . . . . . . . . . . . . .     72,195,782    29,376,335
Short-Term U.S. Government  . . . . . . . . .      2,905,273     1,454,395
Small Cap Value . . . . . . . . . . . . . . .      6,527,629       894,506
International Opportunities . . . . . . . . .      5,523,001     1,097,583
Equity Index  . . . . . . . . . . . . . . . .      8,553,934       369,798
Strategic Bond  . . . . . . . . . . . . . . .      2,740,710       542,935
Turner Core Growth  . . . . . . . . . . . . .        234,152        10,793
Edinburgh International Equity  . . . . . . .        783,703        20,053
Frontier Capital Appreciation . . . . . . . .      2,486,125        51,919



5. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Life Account V, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), have developed a plan to modify or replace significant portions of the Account's computer information and automated technologies so that its systems will function properly with respect to the dates in the year 2000 and thereafter. The Account presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Account.

  John Hancock as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with its significant business partners and customers to determine the extent to which John Hancock's interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While John Hancock is developing alternative third party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which the Account's systems rely will be converted timely or will not have an adverse effect on the Account's systems.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

5. IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

  The Account expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this completion target will be achieved.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Variable Life Account V of John Hancock Variable Life Insurance
 Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account V (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Subaccounts) as of December 31, 1997, and the related statements of operations, and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account V at December 31, 1997, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.
                                                             Ernst & Young LLP

Boston, Massachusetts
February 6, 1998

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1997 and 1996, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the year ended December 31, 1997.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                               Ernst & Young LLP

Boston, Massachusetts
February 18, 1998

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                             December 31
                                                         -------------------
                                                           1997        1996
                                                           ----        ----
                                                            (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $1,092.7    $  753.5
Preferred stocks . . . . . . . . . . . . . . . . . . .       17.2         9.6
Common stocks  . . . . . . . . . . . . . . . . . . . .        2.3         1.4
Investment in affiliates . . . . . . . . . . . . . . .       79.1        72.0
Mortgage loans on real estate--Note 6  . . . . . . . .      273.9       212.1
Real estate  . . . . . . . . . . . . . . . . . . . . .       39.9        38.8
Policy loans . . . . . . . . . . . . . . . . . . . . .      106.8        80.8
Cash items:
  Cash in banks  . . . . . . . . . . . . . . . . . . .       83.1        26.7
  Temporary cash investments . . . . . . . . . . . . .       60.1         5.2
                                                         --------    --------
                                                            143.2        31.9
Premiums due and deferred  . . . . . . . . . . . . . .       33.8        36.8
Investment income due and accrued  . . . . . . . . . .       24.7        22.6
Other general account assets . . . . . . . . . . . . .       16.8        17.8
Assets held in separate accounts . . . . . . . . . . .    4,691.1     3,290.5
                                                         --------    --------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $6,521.5    $4,567.8
                                                         ========    ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $1,124.3    $  877.8
  Federal income and other taxes payable--Note 1 . . .       36.1        29.4
  Other accrued expenses . . . . . . . . . . . . . . .      335.1        75.1
  Asset valuation reserve--Note 1  . . . . . . . . . .       18.6        16.6
  Obligations related to separate accounts . . . . . .    4,685.7     3,285.8
                                                         --------    --------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    6,199.8     4,284.7
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
    issued and outstanding 50,000 shares . . . . . . .        2.5         2.5
  Paid-in capital  . . . . . . . . . . . . . . . . . .      377.5       377.5
Unassigned deficit . . . . . . . . . . . . . . . . . .      (58.3)      (96.9)
                                                         --------    --------
TOTAL STOCKHOLDER'S EQUITY . . . . . . . . . . . . . .      321.7       283.1
                                                         --------    --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . . .   $6,521.5    $4,567.8
                                                         ========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                     Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                                          (In millions)
INCOME
  Premiums . . . . . . . . . . . . . . . . . . . .    $  872.7      $  820.6
  Net investment income--Note 3  . . . . . . . . .        89.7          76.1
  Other, net . . . . . . . . . . . . . . . . . . .       420.1         406.0
                                                      --------      --------
                                                       1,382.5       1,302.7
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries  . .       264.0         236.1
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .       814.2         790.1
  Expenses of providing service to policyholders
    and obtaining new insurance--
    Note 5 . . . . . . . . . . . . . . . . . . . .       216.2         183.8
  State and miscellaneous taxes  . . . . . . . . .        19.1          17.3
                                                      --------      --------
                                                       1,313.5       1,227.3
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
      TAXES AND NET REALIZED CAPITAL LOSSES  . . .        69.0          75.4
Federal income taxes--Note 1 . . . . . . . . . . .        38.5          38.6
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL LOSSES . . . . . . . . . . . . . . .        30.5          36.8
Net realized capital losses--Note 4  . . . . . . .        (3.0)         (1.5)
                                                      --------      --------
     NET INCOME  . . . . . . . . . . . . . . . . .        27.5          35.3
Unassigned deficit at beginning of year  . . . . .       (96.9)       (131.3)
Net unrealized capital gains and other
 adjustments--Note 4 . . . . . . . . . . . . . . .         5.0           2.5
Other reserves and adjustments . . . . . . . . . .         6.1          (3.4)
                                                      --------      --------
     UNASSIGNED DEFICIT AT END OF YEAR . . . . . .    $  (58.3)     $  (96.9)
                                                      ========      ========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                     Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                                          (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums . . . . . . . . . . . . . . .    $ 877.0       $ 824.2
  Net investment income  . . . . . . . . . . . . .       89.9          73.4
  Benefits to policyholders and beneficiaries  . .     (245.2)       (212.7)
  Dividends paid to policyholders  . . . . . . . .      (18.7)        (15.7)
  Insurance expenses and taxes . . . . . . . . . .     (250.2)       (196.6)
  Net transfers to separate accounts . . . . . . .     (703.2)       (524.2)
  Other, net . . . . . . . . . . . . . . . . . . .      379.9         386.7
                                                      -------       -------
     NET CASH PROVIDED FROM OPERATIONS . . . . . .      129.5         335.1
                                                      -------       -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases . . . . . . . . . . . . . . . . .     (621.6)       (489.9)
  Bond sales . . . . . . . . . . . . . . . . . . .      197.3         228.3
  Bond maturities and scheduled redemptions  . . .       34.1          27.8
  Bond prepayments . . . . . . . . . . . . . . . .       51.6          31.9
  Stock purchases  . . . . . . . . . . . . . . . .      (15.7)         (6.5)
  Proceeds from stock sales  . . . . . . . . . . .        6.7           0.4
  Real estate purchases  . . . . . . . . . . . . .       (1.3)        (10.5)
  Real estate sales  . . . . . . . . . . . . . . .        0.4           8.5
  Other invested assets purchases  . . . . . . . .       (1.0)          0.0
  Proceeds from the sale of other invested assets         0.3           1.5
  Mortgage loans issued  . . . . . . . . . . . . .      (94.5)        (84.4)
  Mortgage loan repayments . . . . . . . . . . . .       32.4          17.7
  Other, net . . . . . . . . . . . . . . . . . . .      393.1        (104.6)
                                                      -------       -------
     NET CASH USED IN INVESTING ACTIVITIES . . . .      (18.2)       (379.8)
                                                      -------       -------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS . . . . . . . . . . . . . . . . . . .      111.3         (44.7)
Cash and temporary cash investments at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .       31.9          76.6
                                                      -------       -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR    $ 143.2       $  31.9
                                                      =======       =======



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions or increased benefits, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be approved by the NAIC in 1998 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Goodwill is amortized on a straight-line basis over a ten year period.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $2.1 million in 1997 and $1.2 million in 1996.

  Real estate acquired in satisfaction of debt and held for sale is carried at the lower of cost or market as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1997, the IMR, net of 1997 amortization of $1.2 million, amounted to $7.8 million, which is included in policy reserves. The corresponding 1996 amounts were $1.2 million and $5.9 million, respectively.

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $13.1 million and $15.1 million at December 31, 1997 and 1996, respectively, and generally is amortized over a ten-year period using a straight-line method.

Accumulated amortization was $8.8 million and $6.7 million at December 31, 1997 and 1996, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1997. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1997.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $29.6 million in 1997 and $33.5 million in 1996.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. During 1997, the Company refined certain assumptions inherent in the calculation of reserves related to AIDS claims under individual life policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during each of 1997 and 1996. Unamortized goodwill at December 31, 1997 was $13.1 million and is being amortized over ten years on a straight-line basis.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                              1997        1996
                                                              ----        ----
                                                            (In millions)
Investment expenses  . . . . . . . . . . . . . . . . .   $          5.0   $7.0
Interest expense . . . . . . . . . . . . . . . . . . .              0.7    0.0
Depreciation expense . . . . . . . . . . . . . . . . .              1.1    0.9
Investment taxes . . . . . . . . . . . . . . . . . . .              0.4    0.5
                                                         --------------   ----
                                                         $          7.2   $8.4
                                                         ==============   ====



NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital losses consist of the following items:


                                                           1997         1996
                                                           ----         ----
                                                          (In millions)
Net gains (losses) from asset sales . . . . . . . .   $          0.8    $(0.2)
Capital gains tax . . . . . . . . . . . . . . . . .             (0.7)    (1.0)
Net capital gains transferred to IMR  . . . . . . .             (3.1)    (0.3)
                                                      --------------    -----
Realized Capital Losses . . . . . . . . . . . . . .   $         (3.0)   $(1.5)
                                                      ==============    =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS--CONTINUED
Net unrealized capital gains and other adjustments consist of the following items:


                                                           1997         1996
                                                           ----         ----
                                                          (In millions)
Net gains from changes in security values and book
 value adjustments  . . . . . . . . . . . . . . . .   $          7.0    $ 3.7
Increase in asset valuation reserve . . . . . . . .             (2.0)    (1.2)
                                                      --------------    -----
Net Unrealized Capital Gains and Other Adjustments    $          5.0    $ 2.5
                                                      ==============    =====



NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1997 and 1996 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $123.6 million and $111.7 million in 1997 and 1996, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.9 million and $1.6 million in 1997 and 1996, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1997 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $22.0 million and $24.5 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $10.1 million and $15.7 million in 1997 and 1996, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1997 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company made a net cash payment of $1.1 million and received a net cash payment of $35.0 million for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $9.8 million and $15.1 million and in 1997 and 1996, respectively.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock transferred $2.4 million of cash for mortality claims to the Company, which increased the Company's net gain from operations by $1.3 million.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                               Gross       Gross
                                  Statement  Unrealized  Unrealized     Fair
Year ended December 31, 1997        Value      Gains       Losses      Value
----------------------------      ---------  ----------  ----------    -----
                                                 (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies  . .   $  254.5     $ 0.2        $0.1      $  254.6
Obligations of states and
 political subdivisions . . . .       12.1       1.0         0.0          13.1
Debt securities issued by
 foreign governments  . . . . .        0.2       0.0         0.0           0.2
Corporate securities  . . . . .      712.7      43.9         2.7         753.9
Mortgage-backed securities  . .      113.2       3.5         0.0         116.7
                                  --------     -----        ----      --------
Total bonds . . . . . . . . . .   $1,092.7     $48.6        $2.8      $1,138.5
                                  ========     =====        ====      ========




                                                 Gross       Gross
                                 Statement     Unrealized  Unrealized    Fair
Year ended December 31, 1996       Value         Gains       Losses     Value
----------------------------     ---------     ----------  ----------   -----
                                               (In millions)
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies. . . . . . . . . .   $         44.4    $ 0.2        $0.2      $ 44.4
Obligations of states and
 political subdivisions  . .             12.6      0.4         0.0        13.0
Debt securities issued by
 foreign governments . . . .              0.8      0.1         0.0         0.9
Corporate securities . . . .            623.2     29.8         3.4       649.6
Mortgage-backed securities .             72.5     10.2         0.1        82.6
                               --------------    -----        ----      ------
Total bonds  . . . . . . . .   $        753.5    $40.7        $3.7      $790.5
                               ==============    =====        ====      ======



The statement value and fair value of bonds at December 31, 1997, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                          Statement     Fair
                                                            Value      Value
                                                          ---------    -----
                                                             (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $   89.1    $   90.7
Due after one year through five years . . . . . . . . .      466.8       477.0
Due after five years through ten years  . . . . . . . .      284.2       299.2
Due after ten years . . . . . . . . . . . . . . . . . .      139.4       154.9
                                                          --------    --------
                                                             979.5     1,021.8
Mortgage-backed securities  . . . . . . . . . . . . . .      113.2       116.7
                                                          --------    --------
                                                          $1,092.7    $1,138.5
                                                          ========    ========



Gross gains of $1.1 million in 1997 and $1.3 million in 1996 and gross losses of $4.5 million in 1997 and $2.1 million in 1996 were realized from the sale of bonds.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

At December 31, 1997, bonds with an admitted asset value of $3.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $0.0 million at December 31, 1997 and 1996, respectively. Gross unrealized appreciation on common stocks totaled $2.3 million, and gross unrealized depreciation totaled $0.0 million at December 31, 1997. The fair value of preferred stock totaled $17.2 million at December 31, 1997 and $9.6 million at December 31, 1996.

Bonds with amortized cost of $2.0 million were nonincome producing for the twelve months ended December 31, 1997.

At December 31, 1997, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement          Geographic            Statement
    Property Type           Value           Concentration            Value
    -------------         ---------         -------------          ---------
                        (In millions)                            (In millions)
Apartments. . . . . .      $104.1      East North Central . .       $ 32.7
Hotels. . . . . . . .         3.8      Middle Atlantic  . . .         11.3
Industrial. . . . . .        51.3      Mountain . . . . . . .         17.9
Office buildings  . .        32.2      New England  . . . . .         35.8
Retail. . . . . . . .        33.2      Pacific  . . . . . . .         64.2
Agricultural. . . . .        38.8      South Atlantic . . . .         67.9
Other . . . . . . . .        10.5      West North Central . .          2.5
                                       West South Central . .         41.6
                           ------                                   ------
                           $273.9                                   $273.9
                           ======                                   ======



At December 31, 1997, the fair values of the commercial and agricultural mortgage loans portfolios were $243.8 million and $42.0 million, respectively. The corresponding amounts as of December 31, 1996 were approximately $189.0 million and $30.4 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1997 were 10.49% and 8.14% for agricultural loans and 8.53% and 7.42% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively. The corresponding amounts in 1996 were $384.3 million, $9.9 million, and $12.1 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1997 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. Those instruments include swaps, caps, and future contracts.

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range through 2011. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statement of financial position.

The Company enters into interest rate cap contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2007.

The Company also uses financial futures contracts to hedge public bonds intended for future sale in order to lock in the market value at the date of contract. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED but not in the future cash requirements, as the Company intends to close the open positions prior to settlement. Net deferred losses on financial contracts were $2.8 million and $0.0 million at December 31, 1997 and 1996, respectively.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and in certain instances, maximum credit risk related to those instruments, is as follows:


                                                            December 31
                                                       ----------------------
                                                            1997         1996
                                                            ----         ----
                                                           (In millions)
Futures contracts to sell securities . . . . . . . .   $         40.8   $ 73.0
                                                       ==============   ======
Notional amount of interest rate swaps, currency rate
 swaps, and interest rate caps to:
  Receive variable rates . . . . . . . . . . . . . .   $        323.7   $215.9
                                                       ==============   ======
  Receive fixed rates  . . . . . . . . . . . . . . .   $         25.0   $ 26.6
                                                       ==============   ======



The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would not be material.

Based on the market rates in effect at December 31, 1997, the Company's interest rate swaps, currency rate swaps and interest rate caps represented (assets) liabilities to the Company with fair values of $7.8 million, $2.1 million and $(1.4) million, respectively. The corresponding amounts as of December 31, 1996 were $2.3 million, $(8.2) million, and $(2.0) million, respectively. The fair values of the swap agreements are not recognized in the financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:


                                                   December 31, 1997   Percent
                                                   -----------------   -------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment)
With market value adjustment . . . . . . . . . .       $    0.4          0.0%
At book value less surrender charge  . . . . . .          970.3         88.7
                                                       --------        -----
Total with adjustment  . . . . . . . . . . . . .          970.7         88.7
Subject to discretionary withdrawal at book value
 (without adjustment)  . . . . . . . . . . . . .          118.9         10.9
Not subject to discretionary withdrawal--general
 account . . . . . . . . . . . . . . . . . . . .            4.1          0.4
                                                       --------        -----
Total annuity reserves and deposit liabilities .       $1,093.7        100.0%
                                                       ========        =====



NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totalling $168.6 million and $28.3 million, respectively, at December 31, 1997. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $194.5 million at December 31, 1997. The majority of these commitments expire in 1998.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1997. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                             Year ended December 31
                                   -----------------------------------------
                                            1997                  1996
                                   -----------------------  ----------------
                                    Carrying      Fair      Carrying    Fair
                                     Amount      Value       Amount    Value
                                    --------     -----      --------   -----
                                                 (In millions)
Assets
  Bonds--Note 6  . . . . . . . .    $1,092.7    $1,138.5     $753.5    $790.5
  Preferred stocks--Note 6 . . .        17.2        17.2        9.6       9.6
  Common stocks--Note 6  . . . .         2.3         2.3        1.4       1.4
  Mortgage loans on real
    estate--Note 6 . . . . . . .       273.9       285.8      212.1     219.4
  Policy loans--Note 1 . . . . .       106.8       106.8       80.8      80.8
  Cash and cash equivalents--Note
    1. . . . . . . . . . . . . .       143.2       143.2       31.9      31.9
Derivatives liabilities relating
 to:--Note 8
  Interest rate swaps  . . . . .          --         7.8         --       2.3
  Currency rate swaps  . . . . .          --         2.1         --      (8.2)
  Interest rate caps . . . . . .          --        (1.4)        --      (2.0)
Liabilities
  Commitments--Note 10 . . . . .          --       194.5         --      76.2



The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock has developed a plan to modify or replace significant portions of its computer information and automated technologies so that its systems, including those relied upon by the Company, will function properly with respect to the dates in the year 2000 and thereafter. The Company, along with John Hancock, presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for the computer systems upon which the Company relies. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Company.

John Hancock as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with significant business partners and customers to determine the extent to which interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While John Hancock is developing alternative third party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which John Hancock's systems rely will be converted timely or will not have an adverse effect on John Hancock's systems, including those upon which the Company relies.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

John Hancock expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this completion target will be achieved.

                       APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the Surrender Value, if any, may be left with JHVLICO under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policy.

     Option 1--Interest Income at the declared rate but not less than3 1/2% a year on proceeds held on deposit.

     Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than3 1/2% a year on unpaid balances, are fully paid.

     Option 2B--Income for a Fixed Period, with each payment as declared.

     Option 3--Life Income with Payments for a Guaranteed Period.

     Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

     Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with JHVLICO's approval including optional methods of settlement available from John Hancock.

ADDITIONAL INSURANCE BENEFITS

  On payment of an additional premium and subject to certain age and insurance underwriting requirements, certain additional provisions, such as an Accidental Death Benefit, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

GENERAL PROVISIONS

  BENEFICIARY. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. If the insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the insured was the Owner, the Owner's estate will be the Beneficiary.

  ASSIGNMENT. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. JHVLICO will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at JHVLICO's Home Office. JHVLICO assumes no responsibility for the validity or sufficiency of any assignment.

  MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, JHVLICO will adjust the benefits payable to those which would have been purchased at the correct age or sex by the most recent insurance charge deducted from Account Value.

  SUICIDE. If the insured commits suicide, while sane or insane, within 2 years (except where state law requires a shorter period) from the issue date shown in the Policy, the Policy will terminate and JHVLICO will pay in place of all other benefits an amount equal to the premium paid less any Indebtedness on the date of death and less any withdrawals. If the suicide is more than 2 years from the issue date but within 2 years of any increase in death benefit due to payment of any premium in excess of the Required Premium or change in Death Benefit Option the benefits payable will not include the increased benefit but will include the excess premium.

  AVIATION ACTIVITY EXCLUSION. If the insured dies in an aviation accident while a crew member on other than a commercial aircraft and the Policy provides at the request of the Owner for a limited benefit in such situation, JHVLICO will pay in place of all other benefits an amount equal to the greater of the premium paid or the Surrender Value, less any Indebtedness.

  INCONTESTABILITY. The Policy, except for any provision for a disability benefit or additional benefits provisions added after issue, shall be incontestable other than for nonpayment of premiums after it has been in force during the lifetime of the insured for 2 years from its issue date. If, however, evidence of insurability is required with respect to any increase in death benefit, it shall be incontestable after the increase has been in force during the lifetime of the insured for 2 years from the increase date.

  DEFERRAL OF DETERMINATION AND PAYMENTS. If the Policy is not on a fixed non-forfeiture option, payment of any death, surrender, withdrawal or loan proceeds will ordinarily be made within seven days after receipt at JHVLICO's Servicing Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  JHVLICO may defer any transaction requiring a determination of Account Value for any period during which: (1) the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commission's rules and regulations, trading is restricted or an emergency is deemed to exist or (2) the Commission by order permits postponement of such actions for the protection of JHVLICO Owners.

  Under a Policy being continued under a fixed non-forfeiture option, payment of the cash value or loan proceeds may be deferred by JHVLICO for up to six months after receipt of a request therefor. Interest will be accrued at an annual rate of3 1/2% if such a deferment extends beyond 29 days.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                         APPENDIX--IMPACT OF YEAR 2000


  The advent of the Year 2000 presents a technological challenge to JHVLICO. In close cooperation with John Hancock Mutual Life Insurance Company, its ultimate parent, JHVLICO has developed a plan to modify or replace significant portions of JHVLICO's computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and thereafter.
  The plan also involves coordination and testing with business partners to ensure that external factors do not adversely impact JHVLICO's systems. JHVLICO presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of JHVLICO.

  JHVLICO expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated.

 APPENDIX--ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, Account Value and Surrender Value of the Policy, disregarding any Policy loans. Each table separately illustrates the operation of a Policy for an identified issue age, premium schedule and Sum Insured and shows how the death benefit, Account Value and Surrender Value (reflecting the deduction of surrender charges, if any) may vary over an extended period of time assuming hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual premiums paid at the beginning of each Policy year and will assist in a comparison of the values set forth in the tables with those under other variable life insurance policies which may be issued by JHVLICO or other companies. Tables are provided for each of the three available death benefit options. The values for a Policy would be different from those shown if premiums are paid in different amounts or at different times or if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years.

  The amounts shown for the death benefit, Account Value and Surrender Value are as of the end of each Policy year. The tables headed "Using Current Charges" assume that current monthly rates for insurance and current charges for expenses (including JHVLICO's intended waiver after ten Policy years of the sales charge deducted from certain premiums and its intended reduction in the tenth Policy year in the insurance charge deducted monthly from Account Value) will be made in each year illustrated. The tables headed "Using Maximum Charges" assumes that the maximum (guaranteed) charge will be made for the monthly rates for insurance and for expense charges in each year illustrated without waivers or reductions. The amounts shown in all tables reflect an average asset charge for the daily investment advisory expense charges to the Portfolios of the Funds (equivalent to an effective annual rate of .61%) and an assumed average asset charge for the annual nonadvisory operating expenses of each Portfolio of the Funds (equivalent to an effective annual rate of .19%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Funds' investment adviser, see the attached prospectuses for the Funds. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the variable Subaccounts. The actual charges and expenses associated with any Policy will vary depending upon the actual allocation of Policy values among Subaccounts.

  The tables reflect that no charge is currently made to the Account for Federal income taxes. However, JHVLICO reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values.

  The second column of each table shows the amount to which the total premiums paid to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  JHVLICO will furnish upon request a comparable illustration reflecting the proposed insured's age, sex, underwriting risk classification and the Sum Insured at issue or premium amount requested, and assuming annual premiums and that the proposed insured is not in a substandard underwriting risk classification.

DEATH BENEFIT OPTION 1:--LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES CURRENT
CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)



                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      323        356        389        0          0           0
   2          1,937      100,000   100,000    100,000      872        966      1,065      302        396         495
   3          2,979      100,000   100,000    100,000    1,404      1,594      1,801      699        889       1,096
   4          4,073      100,000   100,000    100,000    1,918      2,240      2,603    1,078      1,400       1,763
   5          5,222      100,000   100,000    100,000    2,411      2,901      3,475    1,736      2,226       2,800
   6          6,428      100,000   100,000    100,000    2,885      3,580      4,426    2,075      2,770       3,616
   7          7,694      100,000   100,000    100,000    3,336      4,273      5,461    2,526      3,463       4,651
   8          9,024      100,000   100,000    100,000    3,765      4,982      6,589    3,045      4,262       5,869
   9         10,420      100,000   100,000    100,000    4,168      5,704      7,816    3,538      5,074       7,186
  10         11,886      100,000   100,000    100,000    4,557      6,454      9,174    4,017      5,914       8,634
  11         13,425      100,000   100,000    100,000    4,967      7,269     10,711    4,517      6,819      10,261
  12         15,042      100,000   100,000    100,000    5,350      8,102     12,396    5,035      7,787      12,081
  13         16,739      100,000   100,000    100,000    5,708      8,956     14,246    5,528      8,776      14,066
  14         18,521      100,000   100,000    100,000    6,038      9,831     16,280    6,038      9,831      16,280
  15         20,392      100,000   100,000    100,000    6,339     10,724     18,515    6,339     10,724      18,515
  16         22,356      100,000   100,000    100,000    6,610     11,637     20,976    6,610     11,637      20,976
  17         24,419      100,000   100,000    100,000    6,841     12,561     23,682    6,841     12,561      23,682
  18         26,585      100,000   100,000    100,000    7,026     13,493     26,657    7,026     13,493      26,657
  19         28,859      100,000   100,000    100,000    7,159     14,427     29,931    7,159     14,427      29,931
  20         31,247      100,000   100,000    100,000    7,236     15,360     33,538    7,236     15,360      33,538
  25         45,102      100,000   100,000    100,000    6,538     19,825     58,164    6,538     19,825      58,164
  30         62,785      100,000   100,000    120,179    3,124     23,225    100,149    3,124     23,225     100,149
  35         85,353      100,000   100,000    194,757        0     23,451    169,354        0     23,451     169,354
  40        142,835      100,000   100,000    290,527        0     39,215    276,692        0     39,215     276,692
  45        216,198      100,000   100,000    477,784        0     33,259    455,032        0     33,259     455,032



(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $5,843 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,843 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)



                                 Death Benefit                   Account Value                   Surrender Value
                         -----------------------------  -------------------------------   -----------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross      Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:     Annual Investment Return of:    Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -------------------------------   -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross   6% Gross   12% Gross   0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  ---------  ---------  ----------  --------  --------  -----------
   1            945      100,000   100,000    100,000       275        307         339         0          0           0
   2          1,937      100,000   100,000    100,000       777        866         958         7         96         188
   3          2,979      100,000   100,000    100,000     1,263      1,440       1,632       358        535         727
   4          4,073      100,000   100,000    100,000     1,731      2,029       2,365       691        989       1,325
   5          5,222      100,000   100,000    100,000     2,179      2,631       3,162     1,004      1,456       1,987
   6          6,428      100,000   100,000    100,000     2,608      3,248       4,029     1,298      1,938       2,719
   7          7,694      100,000   100,000    100,000     3,014      3,876       4,970     1,804      2,666       3,760
   8          9,024      100,000   100,000    100,000     3,399      4,516       5,994     2,279      3,396       4,874
   9         10,420      100,000   100,000    100,000     3,759      5,167       7,107     2,829      4,237       6,177
  10         11,886      100,000   100,000    100,000     4,095      5,828       8,319     3,555      5,288       7,779
  11         13,425      100,000   100,000    100,000     4,404      6,498       9,638     3,954      6,048       9,188
  12         15,042      100,000   100,000    100,000     4,683      7,174      11,073     4,368      6,859      10,758
  13         16,739      100,000   100,000    100,000     4,933      7,856      12,637     4,753      7,676      12,457
  14         18,521      100,000   100,000    100,000     5,150      8,542      14,342     5,150      8,542      14,342
  15         20,392      100,000   100,000    100,000     5,333      9,229      16,202     5,333      9,229      16,202
  16         22,356      100,000   100,000    100,000     5,480      9,917      18,232     5,480      9,917      18,232
  17         24,419      100,000   100,000    100,000     5,584     10,598      20,448     5,584     10,598      20,448
  18         26,585      100,000   100,000    100,000     5,638     11,268      22,865     5,638     11,268      22,865
  19         28,859      100,000   100,000    100,000     5,640     11,920      25,504     5,640     11,920      25,504
  20         31,247      100,000   100,000    100,000     5,579     12,546      28,386     5,579     12,546      28,386
  25         45,102      100,000   100,000    100,000     4,116     15,039      47,514     4,116     15,039      47,514
  30         62,785      100,000   100,000    100,000         0     15,376      78,951         0     15,376      78,951
  35         85,353      100,000   100,000    150,898         0     10,534     131,216         0     10,534     131,216
  40        151,015      100,000   100,000    219,372         0     15,592     208,926         0     15,592     208,926
  45        234,819      100,000   100,000    352,565         0          0     335,776         0          0     335,776



(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $7,253 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,253 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 5% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)



                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      323        356        389        0          0           0
   2          1,937      100,000   100,000    100,000      872        966      1,065      302        396         495
   3          2,979      100,000   100,000    100,000    1,404      1,594      1,801      699        889       1,096
   4          4,073      100,000   100,000    100,000    1,918      2,240      2,603    1,078      1,400       1,763
   5          5,222      100,000   100,000    100,000    2,411      2,901      3,475    1,736      2,226       2,800
   6          6,428      100,000   100,000    100,000    2,885      3,580      4,426    2,075      2,770       3,616
   7          7,694      100,000   100,000    100,000    3,336      4,273      5,461    2,526      3,463       4,651
   8          9,024      100,000   100,000    100,000    3,765      4,982      6,589    3,045      4,262       5,869
   9         10,420      100,000   100,000    100,000    4,168      5,704      7,816    3,538      5,074       7,186
  10         11,886      100,000   100,000    100,000    4,557      6,454      9,174    4,017      5,914       8,634
  11         13,425      100,000   100,000    100,000    4,967      7,269     10,711    4,517      6,819      10,261
  12         15,042      100,000   100,000    100,000    5,350      8,102     12,396    5,035      7,787      12,081
  13         16,739      100,000   100,000    100,000    5,708      8,956     14,246    5,528      8,776      14,066
  14         18,521      100,000   100,000    100,000    6,038      9,831     16,280    6,038      9,831      16,280
  15         20,392      100,000   100,000    100,000    6,339     10,724     18,515    6,339     10,724      18,515
  16         22,356      100,000   100,000    100,110    6,610     11,637     20,976    6,610     11,637      20,976
  17         24,419      100,000   100,000    101,195    6,841     12,561     23,680    6,841     12,561      23,680
  18         26,585      100,000   100,000    102,508    7,026     13,493     26,645    7,026     13,493      26,645
  19         28,859      100,000   100,000    104,077    7,159     14,427     29,897    7,159     14,427      29,897
  20         31,247      100,000   100,000    105,933    7,236     15,360     33,466    7,236     15,360      33,466
  25         45,102      100,000   100,000    120,810    6,538     19,825     57,309    6,538     19,825      57,309
  30         62,785      100,000   100,000    149,771    3,124     23,225     95,720    3,124     23,225      95,720
  35         85,353      100,000   100,000    202,463        0     23,451    157,892        0     23,451     157,892
  40        142,835      100,000   104,310    282,270        0     37,694    255,327        0     37,694     255,327
  45        216,198      100,000   100,000    437,619        0     30,458    416,780        0     30,458     416,780



(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $5,843 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,843 at 6% and $0 at 12%, subject to any maximum required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)



                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000      275        307        339        0          0           0
   2          1,937      100,000   100,000    100,000      777        866        958        7         96         188
   3          2,979      100,000   100,000    100,000    1,263      1,440      1,632      358        535         727
   4          4,073      100,000   100,000    100,000    1,731      2,029      2,365      691        989       1,325
   5          5,222      100,000   100,000    100,000    2,179      2,631      3,162    1,004      1,456       1,987
   6          6,428      100,000   100,000    100,000    2,608      3,248      4,029    1,298      1,938       2,719
   7          7,694      100,000   100,000    100,000    3,014      3,876      4,970    1,804      2,666       3,760
   8          9,024      100,000   100,000    100,000    3,399      4,516      5,994    2,279      3,396       4,874
   9         10,420      100,000   100,000    100,000    3,759      5,167      7,107    2,829      4,237       6,177
  10         11,886      100,000   100,000    100,000    4,095      5,828      8,319    3,555      5,288       7,779
  11         13,425      100,000   100,000    100,000    4,404      6,498      9,638    3,954      6,048       9,188
  12         15,042      100,000   100,000    100,000    4,683      7,174     11,073    4,368      6,859      10,758
  13         16,739      100,000   100,000    100,000    4,933      7,856     12,637    4,753      7,676      12,457
  14         18,521      100,000   100,000    100,000    5,150      8,542     14,342    5,150      8,542      14,342
  15         20,392      100,000   100,000    100,000    5,333      9,229     16,202    5,333      9,229      16,202
  16         22,356      100,000   100,000    100,000    5,480      9,917     18,232    5,480      9,917      18,232
  17         24,419      100,000   100,000    100,000    5,584     10,598     20,448    5,584     10,598      20,448
  18         26,585      100,000   100,000    100,000    5,638     11,268     22,865    5,638     11,268      22,865
  19         28,859      100,000   100,000    100,000    5,640     11,920     25,504    5,640     11,920      25,504
  20         31,247      100,000   100,000    100,852    5,579     12,546     28,385    5,579     12,546      28,385
  25         45,102      100,000   100,000    110,707    4,116     15,039     47,206    4,116     15,039      47,206
  30         62,785      100,000   100,000    130,459        0     15,376     76,408        0     15,376      76,408
  35         85,353      100,000   100,000    166,564        0     10,534    121,993        0     10,534     121,993
  40        151,015      100,000   100,000    216,852        0     15,047    189,909        0     15,047     189,909
  45        234,819      100,000   100,000    320,423        0          0    299,625        0          0     299,625



(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $7,253 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,253 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)



                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000       323       356        389         0         0           0
   2          1,937      100,000   100,000    100,000       872       966      1,065       302       396         495
   3          2,979      100,000   100,000    100,000     1,404     1,594      1,801       699       889       1,096
   4          4,073      100,000   100,000    100,000     1,918     2,240      2,603     1,078     1,400       1,763
   5          5,222      100,000   100,000    100,000     2,411     2,901      3,475     1,736     2,226       2,800
   6          6,428      100,000   100,000    100,000     2,885     3,580      4,426     2,075     2,770       3,616
   7          7,694      100,000   100,000    100,000     3,336     4,273      5,461     2,526     3,463       4,651
   8          9,024      100,000   100,000    100,000     3,765     4,982      6,589     3,045     4,262       5,869
   9         10,420      100,000   100,000    100,000     4,168     5,704      7,816     3,538     5,074       7,186
  10         11,886      100,000   100,000    100,000     4,557     6,454      9,174     4,017     5,914       8,634
  11         13,425      100,000   100,000    100,000     4,967     7,269     10,711     4,517     6,819      10,261
  12         15,042      100,000   100,000    100,000     5,350     8,102     12,396     5,035     7,787      12,081
  13         16,739      100,000   100,000    100,000     5,708     8,956     14,246     5,528     8,776      14,066
  14         18,521      100,000   100,000    100,000     6,038     9,831     16,280     6,038     9,831      16,280
  15         20,392      100,000   100,000    100,000     6,339    10,724     18,515     6,339    10,724      18,515
  16         22,356      100,000   100,000    100,000     6,610    11,637     20,976     6,610    11,637      20,976
  17         24,419      100,000   100,000    100,000     6,841    12,561     23,682     6,841    12,561      23,682
  18         26,585      100,000   100,000    100,000     7,026    13,493     26,657     7,026    13,493      26,657
  19         28,859      100,000   100,000    100,000     7,159    14,427     29,931     7,159    14,427      29,931
  20         31,247      100,000   100,000    100,000     7,236    15,360     33,538     7,236    15,360      33,538
  25         45,102      100,000   100,000    112,719     6,538    19,825     58,010     6,538    19,825      58,010
  30         62,785      100,000   100,000    164,071     3,124    23,225     96,399     3,124    23,225      96,399
  35         85,353      100,000   100,000    234,030         0    23,451    154,618         0    23,451     154,618
  40        142,835      100,000   100,000    322,629    16,102    48,021    235,702    16,102    48,021     235,702
  45        216,198      100,000   101,647    446,766    30,755    80,506    353,846    30,755    80,506     353,846



(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $5,843 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,843 at 6% and $0 at 12%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)



                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  -----------
   1            945      100,000   100,000    100,000       275       307        339         0         0           0
   2          1,937      100,000   100,000    100,000       777       866        958         7        96         188
   3          2,979      100,000   100,000    100,000     1,263     1,440      1,632       358       535         727
   4          4,073      100,000   100,000    100,000     1,731     2,029      2,365       691       989       1,325
   5          5,222      100,000   100,000    100,000     2,179     2,631      3,162     1,004     1,456       1,987
   6          6,428      100,000   100,000    100,000     2,608     3,248      4,029     1,298     1,938       2,719
   7          7,694      100,000   100,000    100,000     3,014     3,876      4,970     1,804     2,666       3,760
   8          9,024      100,000   100,000    100,000     3,399     4,516      5,994     2,279     3,396       4,874
   9         10,420      100,000   100,000    100,000     3,759     5,167      7,107     2,829     4,237       6,177
  10         11,886      100,000   100,000    100,000     4,095     5,828      8,319     3,555     5,288       7,779
  11         13,425      100,000   100,000    100,000     4,404     6,498      9,638     3,954     6,048       9,188
  12         15,042      100,000   100,000    100,000     4,683     7,174     11,073     4,368     6,859      10,758
  13         16,739      100,000   100,000    100,000     4,933     7,856     12,637     4,753     7,676      12,457
  14         18,521      100,000   100,000    100,000     5,150     8,542     14,342     5,150     8,542      14,342
  15         20,392      100,000   100,000    100,000     5,333     9,229     16,202     5,333     9,229      16,202
  16         22,356      100,000   100,000    100,000     5,480     9,917     18,232     5,480     9,917      18,232
  17         24,419      100,000   100,000    100,000     5,584    10,598     20,448     5,584    10,598      20,448
  18         26,585      100,000   100,000    100,000     5,638    11,268     22,865     5,638    11,268      22,865
  19         28,859      100,000   100,000    100,000     5,640    11,920     25,504     5,640    11,920      25,504
  20         31,247      100,000   100,000    100,000     5,579    12,546     28,386     5,579    12,546      28,386
  25         45,102      100,000   100,000    100,000     4,116    15,039     47,514     4,116    15,039      47,514
  30         62,785      100,000   100,000    131,969         0    15,376     77,538         0    15,376      77,538
  35         85,353      100,000   100,000    184,430         0    10,534    121,849         0    10,534     121,849
  40        151,015      100,000   100,000    246,179     6,366    31,939    179,850     6,366    31,939     179,850
  45        234,819      100,000   100,000    329,953    11,134    55,070    261,328    11,134    55,070     261,328



(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently that annually, the above values shown would be affected.

(2) Assumes payment of recalculated annual premium amounts of $7,253 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,253 at 6% and $0 at 12%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

[LOGO OF JOHN HANCOCK APPEARS HERE]




  POLICIES ISSUED BY JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY JOHN HANCOCK
                       PLACE, BOSTON, MASSACHUSETTS 02117

S8144-M 5/98

                                    PART II

                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                       REPRESENTATION OF REASONABLENESS

John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

      Pursuant to Section X of JHVLICO's Bylaws and Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      Cross-Reference Table.

      The prospectus including eighteen subaccounts consists of 83 pages and the prospectus including twenty-one subaccounts consists of 84 pages.

      The undertaking to file reports.

      The undertaking regarding indemnification.

     The signatures.

     The following exhibits:

I.A. (1) JHVLICO Board Resolution establishing the separate account included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

     (2)  Not Applicable

     (3) (a) Form of Distribution Agreement by and among John Hancock Distributors, Inc., John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendments No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

          (b) Specimen Variable Contracts Selling Agreement between John Hancock Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

          (c) Schedule of sales commissions included in Exhibit I. A. (3) (a) above.

     (4)  Not Applicable

     (5) Form of scheduled premium variable life insurance policy, included in the initial filing of this registration statement, filed February 22, 1994.

     (6) (a) JHVLICO Certificate of Incorporation included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

          (b) JHVLICO By-laws included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

     (7)  Not Applicable.

     (8)  Not Applicable.

     (9)  Not Applicable.

    (10) Form of application for Policy, included in the initial filing of this registration statement, filed February 22, 1994.

2.  Included as exhibit 1.A(5) above

3. Opinion and consent of counsel as to securities being registered, included in Pre-Effective Amendment No. 1 to this Registration Statement, filed July 14, 1994.

4.  Not Applicable

5.  Not Applicable

6.  Opinion and consent of actuary.

7.  Consent of independent auditors.

8. Memorandum describing JHVLICO's issuance, transfer and redemption procedures for the policy pursuant to Rule 6e-2(b)(l2)(ii), previously filed electronically on April 23, 1996.

9. Power of attorney of Ronald J. Bocage, incorporated by reference from Form 10-K annual reported for John Hancock Variable Life Insurance Company (File No. 33- ) filed March 28, 1997. Powers of attorney for Tomlinson, D'Alessandro, Shaw, Luddy, Lee, Reitano, Van Leer, and Paster included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

10. Opinion of Counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

11. Exemptive Relief Relied Upon included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement, filed March 5, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 28th day of April, 1998.

                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY

(SEAL)


                                 By     HENRY D. SHAW
                                        -------------
                                        Henry D. Shaw
                                          President



Attest:        Ronald J. Bocage
              ---------------------------
               Ronald J. Bocage
               Vice President and Counsel

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.


Signatures              Title                              Date
----------              -----                              ----
PATRICK F. SMITH
----------------------
Patrick F. Smith        Controller (Principal
                        Accounting Officer                 April 28, 1998
                        and Acting Principal
                        Financial Officer)

HENRY D. SHAW
----------------------
Henry D. Shaw           Vice Chairman of the Board
for himself and as      and President(Acting Principal
Attorney-in-Fact        Executive Officer)                 April 28, 1998

      For:  David F. D'Alessandro    Chairman of the Board
            Robert S. Paster         Director
            Thomas J. Lee            Director
            Michele G. Van Leer      Director
            Joseph A. Tomlinson      Director
            Barbara L. Luddy         Director
            Ronald J. Bocage         Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Variable Life Account V, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 28th day of April, 1998.



                      JOHN HANCOCK VARIABLE LIFE ACCOUNT V
                                  (Registrant)

                 By John Hancock Mutual Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By      HENRY D. SHAW
                                         -------------
                                         Henry D. Shaw
                                           President



Attest       Ronald J. Bocage
             --------------------------
             Ronald J. Bocage
             Vice President and Counsel